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                                                                   EXHIBIT 10.3

================================================================================

                          TRAINING MEDIA OPERATING LLC

                                CREDIT AGREEMENT

                          Dated as of February 10, 2000

                              FLEET NATIONAL BANK,

                              Administrative Agent

              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
                                Syndication Agent

================================================================================



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                                TABLE OF CONTENTS

1.         Definitions:  Certain Rules of Construction..............................................................13

2.         The Credits..............................................................................................43
           2.1       Revolving Credit...............................................................................43
                     2.1.1   Revolving Loan.........................................................................43
                     2.1.2   Maximum Amount of Revolving Credit.....................................................44
                     2.1.3   Borrowing Requests.....................................................................46
                     2.1.4   Revolving Notes........................................................................46
           2.2       Acquisition Credit.............................................................................47
                     2.2.1   Request for Acquisition Facilities.....................................................47
                     2.2.2   Borrowing Requests.....................................................................48
                     2.2.3   Conversion Upon Acquisition Facility Revolver Termination
                               Date.................................................................................48
                     2.2.4   Acquisition Notes......................................................................48
           2.3       Letters of Credit..............................................................................49
                     2.3.1   Issuance of Letters of Credit..........................................................49
                     2.3.2   Requests for Letters of Credit.........................................................49
                     2.3.3   Form and Expiration of Letters of Credit...............................................49
                     2.3.4   Lenders' Participation in Letters of Credit............................................50
                     2.3.5   Reimbursement of Payment...............................................................50
                     2.3.6   UCP; ISP...............................................................................50
                     2.3.7   Subrogation............................................................................52
                     2.3.8   Modification. Consent, etc.............................................................53
           2.4       Application of Proceeds........................................................................53
                     2.4.1   Revolving Loan.........................................................................53
                     2.4.2   Acquisition Loan.......................................................................53
                     2.4.3   Letters of Credit......................................................................53
                     2.4.4   Specifically Prohibited Applications...................................................53

3.         Interest; LIBOR Pricing Options; Fees....................................................................54
           3.1       Interest.......................................................................................54
           3.2       LIBOR Pricing Options..........................................................................54
                     3.2.1   Election of LIBOR Pricing Options......................................................54
                     3.2.2   Notice to Lenders and Company..........................................................55
                     3.2.3   Selection of LIBOR Interest Periods....................................................55


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
                     3.2.4   Additional Interest....................................................................56
                     3.2.5   Violation of Legal Requirements........................................................56
                     3.2.6   Funding Procedure......................................................................57
           3.3       Commitment Fees................................................................................57
           3.4       Letter of Credit Fees..........................................................................57
           3.5       Changes in Circumstances; Yield Protection.....................................................58
                     3.5.1   Reserve Requirements, etc..............................................................58
                     3.5.2   Taxes..................................................................................58
                     3.5.3   Capital Adequacy.......................................................................59
                     3.5.4   Regulatory Changes.....................................................................60
                     3.5.5   Compensation Claims....................................................................60
                     3.5.6   Mitigation.............................................................................60
           3.6       Computations of Interest and Fees..............................................................61
           3.7       Maximum Lawful Interest Rate...................................................................61

4.         Payment..................................................................................................61
           4.1       Payment at Maturity............................................................................61
           4.2       Scheduled Required Prepayments.................................................................61
           4.3       Contingent Required Prepayments................................................................63
                     4.3.1   Excess Credit Exposure.................................................................63
                     4.3.2   Excess Cash Flow.......................................................................63
                     4.3.3   Net Asset Sale Proceeds................................................................63
                     4.3.4   Net Debt Proceeds......................................................................64
                     4.3.5   Net Equity Proceeds....................................................................64
           4.4       Voluntary Prepayments..........................................................................64
           4.5       Letters of Credit..............................................................................64
           4.6       Reborrowing; Application of Payments. etc......................................................65
                     4.6.1   Reborrowing............................................................................65
                     4.6.2   Order of Application...................................................................65
                     4.6.3   Payments for Lenders...................................................................65

5.         Conditions to Extending Credit...........................................................................66
           5.1       Conditions on Initial Closing Date.............................................................66
                     5.1.1   Notes..................................................................................66
                     5.1.2   Payment of Fees........................................................................66
                     5.1.3   Legal Opinions.........................................................................66
                     5.1.4   Guarantee and Security Agreement.......................................................66
                     5.1.5   Internet Investor Pledge Agreement.....................................................66
                     5.1.6   Perfection of Security.................................................................67


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
                     5.1.7   Organization of Content Entity.........................................................67
                     5.1.8   Organization of Internet Entity........................................................67
                     5.1.9   Acquisition............................................................................68
                     5.1.10   Capitalization, EBITDA, etc...........................................................68
                     5.1.11   Adverse Market Change.................................................................69
                     5.1.12   Proper Proceedings....................................................................70
                     5.1.13   General...............................................................................70
           5.2       Conditions to Each Extension of Credit.........................................................70
                     5.2.1   Officer's Certificate..................................................................70
                     5.2.2   Legality, etc..........................................................................71
           5.3       Conditions on Acquisition Facility Initial Closing Date........................................71
                     5.3.1   Acquisition Notes......................................................................71
                     5.3.2   Joinder Agreement......................................................................71
                     5.3.3   Legal Opinions.........................................................................71
                     5.3.4   Financed Acquisitions..................................................................71
                     5.3.5   General................................................................................72

6.         General Covenants........................................................................................72
           6.1       Taxes and Other Charges; Accounts Payable......................................................73
                     6.1.1   Taxes and Other Charges................................................................73
                     6.1.2   Accounts Payable.......................................................................73
           6.2       Conduct of Business. etc.......................................................................73
                     6.2.1   Types of Business......................................................................73
                     6.2.2   Maintenance of Properties..............................................................74
                     6.2.3   Statutory Compliance...................................................................74
                     6.2.4   Compliance with Material Agreements....................................................74
           6.3       Insurance......................................................................................75
                     6.3.1   Business Interruption Insurance........................................................75
                     6.3.2   Property Insurance.....................................................................75
                     6.3.3   Liability Insurance....................................................................75
                     6.3.4   Key Executive Life Insurance...........................................................75
           6.4       Financial Statements and Reports...............................................................75
                     6.4.1   Annual Reports.........................................................................76
                     6.4.2   Quarterly Reports......................................................................78
                     6.4.3   Monthly Reports........................................................................80
                     6.4.4   Other Reports..........................................................................80
                     6.4.5   Notice of Litigation. Defaults, etc....................................................81
                     6.4.6   ERISA Reports..........................................................................81
                     6.4.7   Other Information; Audit...............................................................82


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
           6.5       Certain Financial Tests........................................................................82
                     6.5.1   Consolidated Total Debt to Consolidated EBITDA.........................................82
                     6.5.2   Consolidated EBITDA to Consolidated Interest Expense...................................83
                     6.5.3   Consolidated EBITDA to Consolidated Fixed Charges......................................83
           6.6       Indebtedness...................................................................................84
                     6.6.1   Indebtedness in respect of the Credit Obligations......................................84
                     6.6.2     .....................................................................................84
                     6.6.3     .....................................................................................84
                     6.6.4     .....................................................................................84
                     6.6.5     .....................................................................................84
                     6.6.6     .....................................................................................84
                     6.6.7     .....................................................................................85
                     6.6.8     .....................................................................................85
                     6.6.9     .....................................................................................85
                     6.6.10    .....................................................................................85
                     6.6.11    .....................................................................................85
                     6.6.12    .....................................................................................85
                     6.6.13    .....................................................................................85
                     6.6.14    .....................................................................................85
                     6.6.15    .....................................................................................86
           6.7       Liens..........................................................................................86
                     6.7.1     .....................................................................................86
                     6.7.2     .....................................................................................86
                     6.7.3     .....................................................................................86
                     6.7.4     .....................................................................................87
                     6.7.5     .....................................................................................87
                     6.7.6     .....................................................................................87
                     6.7.7     .....................................................................................87
                     6.7.8     .....................................................................................87
                     6.7.9     .....................................................................................87
                     6.7.10    .....................................................................................87
                     6.7.11    .....................................................................................87
           6.8       Investments and Acquisitions...................................................................88
                     6.8.1     .....................................................................................88
                     6.8.2     .....................................................................................88
                     6.8.3     .....................................................................................88
                     6.8.4     .....................................................................................88
                     6.8.5     .....................................................................................88
                     6.8.6     .....................................................................................88


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
                     6.8.7     .....................................................................................89
                     6.8.8     .....................................................................................90
                     6.8.9     .....................................................................................90
                     6.8.10    .....................................................................................90
                     6.8.11    .....................................................................................90
           6.9       Distributions..................................................................................90
                     6.9.1     .....................................................................................90
                     6.9.2     .....................................................................................90
                     6.9.3     .....................................................................................91
                     6.9.4     .....................................................................................91
                     6.9.5     .....................................................................................91
                     6.9.6     .....................................................................................91
                     6.9.7     .....................................................................................92
                     6.9.8     .....................................................................................93
           6.10      Asset Dispositions and Mergers.................................................................93
                     6.10.1    .....................................................................................93
                     6.10.2    .....................................................................................93
                     6.10.3    .....................................................................................93
                     6.10.4    .....................................................................................94
                     6.10.5    .....................................................................................94
                     6.10.6    .....................................................................................94
                     6.10.7    .....................................................................................94
           6.11      Issuance of Stock by Subsidiaries; Subsidiary Distributions....................................94
                     6.11.1   Issuance of Stock by Subsidiaries.....................................................94
                     6.11.2   No Restrictions on Subsidiary Distributions...........................................95
           6.12      Voluntary Prepayments of Other Indebtedness....................................................95
           6.13      Derivative Contracts...........................................................................95
           6.14      Negative Pledge Clauses........................................................................95
                     6.14.1    .....................................................................................95
                     6.14.2    .....................................................................................96
           6.15      ERISA. etc.....................................................................................96
           6.16      Transactions with Affiliates...................................................................96
           6.17      Interest Rate Protection.......................................................................97
           6.18      Restricted Operations of Restricted Affiliates.................................................97
           6.19      Real Estate Collateral.........................................................................98

7.         Representations and Warranties...........................................................................98
           7.1       Organization and Business......................................................................98
                     7.1.1   The Company............................................................................99


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
                     7.1.2   Subsidiaries and Restricted Affiliates.................................................99
                     7.1.3   Qualification.........................................................................100
                     7.1.4   Capitalization........................................................................100
           7.2       Financial Statements and Other Information: Material Agreements...............................100
                     7.2.1   Financial Statements and Other Information............................................100
                     7.2.2   Material Agreements...................................................................101
           7.3       Agreements Relating to Financing Debt. Investments. etc.......................................102
                     7.3.1     ....................................................................................102
                     7.3.2     ....................................................................................102
                     7.3.3     ....................................................................................102
                     7.3.4     ....................................................................................102
                     7.3.5     ....................................................................................102
                     7.3.6     ....................................................................................102
                     7.3.7     ....................................................................................102
           7.4       Changes in Condition..........................................................................102
           7.5       Title to Assets...............................................................................102
           7.6       Operations in Conformity With Law. etc........................................................103
           7.7       Litigation....................................................................................103
           7.8       Authorization and Enforceability..............................................................103
           7.9       No Legal Obstacle to Agreements...............................................................103
           7.10      Defaults......................................................................................104
           7.11      Licenses, etc.................................................................................105
           7.12      Tax Returns...................................................................................105
           7.13      Certain Business Representations..............................................................105
                     7.13.1   Labor Relations......................................................................105
                     7.13.2   Year 2000 Issues.....................................................................106
           7.14      Pension Plans.................................................................................106
           7.15      Acquisition Agreement. etc....................................................................106
           7.16      Government Regulation; Margin Stock...........................................................107
                     7.16.1   Government Regulation................................................................107
                     7.16.2   Margin Stock.........................................................................107
           7.17      Disclosure....................................................................................107

8.         Defaults................................................................................................107
           8.1       Events of Default.............................................................................107
                     8.1.1   Payment...............................................................................107
                     8.1.2   Specified Covenants...................................................................108
                     8.1.3   Other Covenants.......................................................................108
                     8.1.4   Representations and Warranties........................................................108


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
                     8.1.5   Material Financing Debt Cross Default. etc............................................108
                     8.1.6   Ownership; Liquidation; etc...........................................................109
                     8.1.7   Enforceability, etc...................................................................110
                     8.1.8   Judgments.............................................................................110
                     8.1.9   ERISA.................................................................................110
                     8.1.10   Bankruptcy. etc......................................................................110
           8.2       Certain Actions Following an Event of Default.................................................111
                     8.2.1   Terminate Obligation to Extend Credit.................................................111
                     8.2.2   Specific Performance; Exercise of Rights..............................................112
                     8.2.3   Acceleration..........................................................................112
                     8.2.4   Enforcement of Payment; Credit Security; Setoff.......................................112
                     8.2.5   Cumulative Remedies...................................................................113
           8.3       Annulment of Defaults.........................................................................113
           8.4       Waivers.......................................................................................113

9.         Expenses: Indemnity.....................................................................................113
           9.1       Expenses......................................................................................113
           9.2       General Indemnity.............................................................................114
           9.3       Indemnity With Respect to Letters of Credit...................................................115

10.        Operations; Agent.......................................................................................115
           10.1      Interests in Credits..........................................................................115
           10.2      Agent's Authority to Act. etc.................................................................115
           10.3      Company to Pay Agent, etc.....................................................................116
           10.4      Lender Operations for Advances, Letters of Credit, etc........................................116
                     10.4.1   Advances.............................................................................116
                     10.4.2   Letters of Credit....................................................................116
                     10.4.3   Agent to Allocate Payments, etc......................................................117
                     10.4.4   Nonperforming Lenders................................................................117
           10.5      Sharing of Payments, etc......................................................................118
           10.6      Agent's Resignation...........................................................................119
           10.7      Concerning the Agent..........................................................................119
                     10.7.1   Action in Good Faith. etc............................................................119
                     10.7.2   No Implied Duties, etc...............................................................120
                     10.7.3   Validity, etc........................................................................120
                     10.7.4   Compliance...........................................................................120
                     10.7.5   Employment of Agents and Counsel.....................................................120
                     10.7.6   Reliance on Documents and Counsel....................................................121
                     10.7.7   Agent's Reimbursement................................................................121


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
           10.8      Rights as a Lender............................................................................121
           10.9      Independent Credit Decision...................................................................122
           10.10     Indemnification...............................................................................122

11.        Successors and Assigns; Lender Assignments and Participations...........................................122
           11.1      Assignments by Lenders........................................................................123
                     11.1.1   Assignees and Assignment Procedures..................................................123
                     11.1.2   Terms of Assignment and Acceptance...................................................124
                     11.1.3   Register.............................................................................125
                     11.1.4   Acceptance of Assignment and Assumption..............................................125
                     11.1.5   Federal Reserve Bank.................................................................126
                     11.1.6   Further Assurances...................................................................126
                     11.1.7   Credit Participants..................................................................126
           11.2      Replacement of Lender.........................................................................127

12.        Confidentiality.........................................................................................129

13.        Notices.................................................................................................130

14.        Amendments, Consents, Waivers, etc......................................................................131
           14.1      Lender Consents for Amendments................................................................131
           14.2      Course of Dealing; No Implied Waivers.........................................................133

15.        General Provisions......................................................................................133
           15.1      Defeasance....................................................................................133
           15.2      No Strict Construction........................................................................134
           15.3      Certain Obligor Acknowledgments...............................................................134
           15.4      Venue; Service of Process; Certain Waivers....................................................135
           15.5      WAIVER OF JURY TRIAL..........................................................................135
           15.6      Interpretation; Governing Law: etc............................................................136



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                                    EXHIBITS

2.1.4      -         Revolving Note

2.2.2      -         Acquisition Note

5.1.4      -         Guarantee and Security Agreement

5.1.5      -         Internet Investor Pledge Agreement

5.2.1      -         Officer's Certificate

6.4.       -         Computation Covenants Compliance Certificate

6.6.13     -         Seller Financing Subordination Terms

6.8.2      -         Foreign Subsidiary Subordination Agreement

6.16       -         Transactions with Affiliates

7.1        -         Company, its Subsidiaries and Restricted Affiliates

7.2.2      -         Material Agreements

7.3.1      -         Financing Debt

7.3.2      -         Company Liens and Guarantees

7.3.3      -         Investment Agreements

7.3.4      -         Material License Agreements

7.3.5      -         Trademarks

7.3.6      -         Copyrights

7.7        -         Litigation

7.11       -         Intellectual Property - Enforceability and Compliance



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7.14       -         Multi-employer and Defined Benefit Plans

10.1       -         Percentage Interests

11.1.1     -         Assignment and Acceptance


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                          TRAINING MEDIA OPERATING LLC

                                CREDIT AGREEMENT

       This Agreement, dated as of February 10, 2000, is among Training Media Operating LLC, a Delaware limited liability company, the Subsidiaries and Restricted Affiliates of the Company from time to time party hereto, the Lenders from time to time party hereto and Fleet National Bank, both in its capacity as a Lender and in its capacity as agent for the Lenders. The parties agree as follows:

       Recitals:     Pursuant to this Agreement, the Lenders are extending to
the Company a $55,000,000 revolving credit facility, including a $5,000,000 sub-allotment for Letters of Credit, and may make available in their discretion as requested by the Company up to $20,000,000 in additional revolving credit loans (which would convert into term loans on the first anniversary hereof) pursuant to one or more acquisition facilities. All the credit facilities mature on March 31, 2006. These credit facilities are guaranteed by the Company's Subsidiaries, Company Holdings, the Content Entity and, prior to a Qualified Public Offering, the Internet Entity and Internet Holdings. These credit facilities are secured by liens on substantially all the assets (including the stock of Subsidiaries) of the Company and its Subsidiaries, on the equity interests in the Company, on the assets of and equity interests in the Content Entity, prior to a Qualified Public Offering, the assets of and equity interests in the Internet Entity and Internet Holdings and, after a Qualified Public Offering, subject to Section 6.18(e), certain equity interests in Internet Holdings. The Content Entity, Company Holdings, the Internet Entity and Internet Holdings are initially subject to all the covenants in this Agreement other than the financial ratios; and as otherwise set forth herein and, in particular, after a Qualified Public Offering, the Internet Entity and Internet Holdings are not subject to any covenants under this Agreement other than covenants relating expressly to their relationship with the Company and the Content Entity. The proceeds of these credit facilities may be used to acquire the education division of ZD Inc. on the Initial Closing Date and for general business purposes as provided herein.

1. Definitions: Certain Rules of Construction. Certain capitalized terms are used in this Agreement and in the other Credit Documents with the specific meanings defined below in this Section 1. Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit"


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refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof, (d) the word "including" shall be construed as "including without limitation", (e) accounting terms not otherwise defined herein have the meaning provided under GAAP, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect, (g) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement and the other Credit Documents and (h) references to "Dollars" or "$" mean United States Funds. References to "the date hereof" mean the date first set forth above.

       "Accumulated Benefit Obligations" means the actuarial present value of the accumulated benefit obligations under any Plan, calculated in accordance with Statement No. 87 of the Financial Accounting Standards Board.

       "Acquisition" means the acquisition of all the assets of the education division of the Seller by the Company, the Content Entity and the Internet Entity pursuant to the Acquisition Agreement.

       "Acquisition Agreement" means the Purchase Agreement between the Seller and Company Holdings (whose interests therein have been assigned to and assumed by the Company, the Content Entity and the Internet Entity), dated as of November 17, 1999, as amended through the date hereof and previously furnished to the Agent and as subsequently amended or modified in accordance with Section 6.2.4.

       "Acquisition Facility" is defined in Section 2.2.1.

       "Acquisition Facility Revolver Termination Date" is defined in Section 2.2.1.

       "Acquisition Loan" is defined in Section 2.2.4.

       "Acquisition Note" is defined in Section 2.2.4.

       "Acquisition Term Loan" is defined in Section 2.2.3.

       "Affected Lender" is defined in Section 11.3.

       "Affiliate" means, with respect to the Company (or any other specified Person), any other Person directly or indirectly controlling, controlled by or under



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direct or indirect common control with the Company (or such specified Person), and shall include (a) any officer or director or general partner of the Company (or such specified Person), (b) any Person of which the Company (or such specified Person) or any Affiliate (as defined in clause (a) above) of the Company (or such specified Person) shall, directly or indirectly, beneficially own either (i) at least 5 % of the outstanding equity securities having the general power to vote or (ii) at least 5 % of all equity interests, (c) any Person directly or indirectly controlling the Company (or such specified Person) through a management agreement, voting agreement or other contract and (d) the Content Entity, the Internet Entity and Internet Holdings.

       "Agent" means Fleet in its capacity as agent for the Lenders hereunder, as well as its successors and assigns in such capacity pursuant to Section 10.6.

       "Agreement" means this Credit Agreement as from time to time amended, modified and in effect.

       "Annualized" means, with respect to Consolidated EBITDA, Consolidated Fixed Charges, Consolidated Interest Expense (or any other specified item), (a) for periods ending prior to March 31, 2001, the product of (i) Consolidated EBITDA, Consolidated Fixed Charges, Consolidated Interest Expense (or such other item), as the case may be, since the Initial Closing Date multiplied by (ii) a fraction, the numerator of which is 365 and the denominator of which is the number of days elapsed since the Initial Closing Date; and (b) for periods ending on or after March 31, 2001, 100% of Consolidated EBITDA, Consolidated Fixed Charges, Consolidated Interest Expense (or such other item), as the case may be.

       "Applicable Margin" means (a) through the third Banking Day after the Agent receives quarterly financial statements under Section 6.4.2 for the fiscal quarter ending March 31, 2000, the highest applicable percentage rate set forth in the table below and (b) on each day thereafter, the percentage in the table below set opposite the Reference Leverage Ratio for such date:

                                              Base Rate                          LIBOR
Reference Leverage Ratio                  Applicable Margin                Applicable Margin
------------------------                  -----------------                -----------------

>=4.00x                                   2.50%                            3.50%

>=3.00x and <4.00x                        2.25%                            3.25%




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

>=2.00x and <3.00x                        2.00%                            3.00%

<2.00x                                    1.75%                            2.75%



Changes in the Applicable Margin shall occur on the third Banking Day after quarterly financial statements have been furnished to the Agent in accordance with Sections 6.4.1 or 6.4.2 from time to time. In the event that the financial statements required to be delivered pursuant to Section 6.4.1 or 6.4.2, as applicable, are not delivered when due, then during the period from the third Banking Day following the date such financial statements were due until the third Banking Day following the date on which they are actually delivered, the Applicable Margin shall be the maximum amount set forth in the table above.

       "Applicable Rate" means, at any date, the sum of:

              (a) (i) with respect to each portion of the Loan subject to a LIBOR Pricing Option, the sum of the Applicable Margin (which may change during the LIBOR Interest Period for such LIBOR Pricing Option in accordance with the definition of "Applicable Margin") the LIBOR Rate with respect to such LIBOR Pricing Option;

                            (ii) with respect to each other portion of the Loan, the sum of the Applicable Margin ~2hi~ the Base Rate;

                            (iii) with respect to any Acquisition Facility, the rate per annum agreed in writing by the Company and the Lenders extending such Acquisition Facility;

plus          (b)    an additional 2% per annum effective on the day the Agent
       provides written notice to the Company that the interest rates hereunder are increasing as a result of the occurrence and continuance of an Event of Default until the earlier of such time as (i) such Event of Default is no longer continuing or (ii) such Event of Default is deemed no longer to exist, in each case pursuant to Section 8.3.

       "Assignee" is defined in Section 11.1.1.

       "Assignment and Acceptance" is defined in Section 11.1.1.



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       "Available Excess Cash Flow" means, so long as immediately before and after giving effect thereto no Default exists and the Reference Leverage Ratio calculated as of the end of the most recently completed fiscal year is less than 3.Ox, 50% of Consolidated Excess Cash Flow (if positive) for the fiscal year then most recently ended, which amount may be applied by the Company toward Capital Expenditures, Permitted Acquisitions or Distributions permitted by
Section 6.9.2 as specified in written notice from the Company to the Agent from time to time prior to such application.

       "Banking Day" means any day other than Saturday, Sunday or a day on which banks in Boston, Massachusetts are authorized or required by law or other governmental action to close and, if such term is used with reference to a LIBOR Pricing Option, any such day on which dealings are effected in the eurodollar market by first-class banks in the inter-bank markets in London, United Kingdom.

       "Bankruptcy Code" means Title 11 of the United States Code.

       "Bankruptcy Default" means an Event of Default referred to in Section 8.1.10.

       "Base Rate" means, on any date, the greater of (a) the rate of interest announced by Fleet at the Boston Office as its prime rate or (b) the sum of 1/2% plus the Federal Funds Rate. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest resulting from changes in the Base Rate shall take place immediately without notice or demand of any kind.

       "Boston Office" means the principal banking office of Fleet in Boston, Massachusetts.

       "By-laws" means all written by-laws, rules, regulations and all other documents relating to the management, governance or internal regulation of any Person other than an individual, all as from time to time in effect.

       "Capital Expenditures" means, for any period, amounts added or required to be added to the property, plant and equipment or other fixed assets account on the Consolidated balance sheet of the Company and its Subsidiaries, prepared in accordance with GAAP, including expenditures in respect of (a) the acquisition, construction, improvement or replacement of land, buildings, machinery, equipment, lease-holds and any other real or personal property, (b) to the extent not included in clause (a) above, materials, contract labor and direct labor relating thereto (excluding amounts properly expensed as repairs and maintenance in accordance with GAAP) and (c) software development costs to the extent not expensed; provided, however, that Capital Expenditures shall not include (i) the purchase price for the acquisition of another Person (or substantially all the assets of another Person) as a going concern permitted by Section 6.8 or (ii) expenditures made in accordance with this Agreement with the proceeds of insurance claims, condemnation awards or the Reinvestment Reserve from permitted asset sales.

       "Capitalized Lease" means any lease which is required to be capitalized on the balance sheet of the lessee in accordance with GAAP, including Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

       "Capitalized Lease Obligations" means the amount of the liability reflecting the aggregate discounted amount of future payments under all Capitalized Leases calculated in accordance with GAAP, including Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

       "Cash Equivalents" means:

              (a) negotiable certificates of deposit, time deposits (including sweep accounts), demand deposits and bankers' acceptances having a maturity of nine months or less and issued by any United States financial institution having capital and surplus and undivided profits aggregating at least $100,000,000 and rated at least Prime-1 by Moody's or A-1 by S&P or issued by any Lender;

              (b) corporate obligations having a maturity of nine months or less and rated at least Prime-1 by Moody's or A-1 by S&P or issued by any Lender;

              (c) any direct obligation of the United States of America or any agency or instrumentality thereof, or of any state or municipality thereof, (i) which has a remaining maturity at the time of purchase of not more than one year or which is subject to a fully collateralized repurchase agreement with any Lender (or any other financial institution referred to in clause (a) above) exercisable within one year from the time of purchase and (ii) which, in the case of obligations of any state or municipality, is rated at least Aaa by Moody's or AAA by S&P;

              (d) any mutual fund or other pooled investment vehicle rated at least Aa by Moody's or AA by S&P which invests principally in obligations described above and is registered as an investment company under applicable federal securities laws; and

              (e) any Investment by a Foreign Subsidiary in its local jurisdiction comparable to the items described above.

       "Charter" means the articles of organization, certificate of incorporation, statute, constitution, joint venture agreement, partnership agreement, trust indenture, limited liability company agreement or other charter document of any Person other than an individual, each as from time to time in effect.

       "Closing Date" means the Initial Closing Date and each other date on which any extension of credit is made pursuant to Sections 2.1, 2.2 or 2.3.

       "Code" means the federal Internal Revenue Code of 1986.

       "Commitment" means, with respect to any Lender, such Lender's obligations to extend the respective credits contemplated by Section 2 and its interests in such credits at any time outstanding. The original Commitments are set forth in
Exhibit 10.1 and the subsequent Commitments are recorded from time to time in the Register.

       "Commitment Notice" is defined in Section 2.2.1.

       "Company" means Training Media Operating LLC, a Delaware limited liability company.

       "Company Content License" means the Content License Agreement dated as of the date hereof between the Company and the Content Entity as in effect on the date hereof and previously furnished to the Agent and as subsequently amended or modified in accordance with Section 6.2.4.

       "Company Holdings" means Training Media Holdings LLC, a Delaware limited liability company.

       "Computation Covenants" means Sections 6.5, 6.6.2, 6.6.12, 6.6.13, 6.6.14, 6.6.15, 6.7.11, 6.8.6, 6.8.7, 6.8.8, 6.8.11, 6.9.2, 6.9.3, 6.9.4, 6.9.6,
6.9.7, 6.9.8, 6.10.5, 6.10.6 and 6.15.

       "Consolidated" and "Consolidating", when used with reference to any term, mean that term as applied to the accounts of the Company (or other specified Person) and all of its Subsidiaries (or other specified group of Persons), or such of its Subsidiaries as may be specified, consolidated (or combined) or consolidating (or combining), as the case may be, in accordance with GAAP and with appropriate deductions for minority interests in Subsidiaries.

       "Consolidated Current Assets" means, at any date, all amounts carried as current assets on the balance sheet of the Company and its Subsidiaries, determined in accordance with GAAP on a Consolidated basis, excluding cash and Cash Equivalents.

       "Consolidated Current Liabilities" means, at any date, all amounts that are or should be carried as current liabilities on the balance sheet of the Company and its Subsidiaries determined in accordance with GAAP on a Consolidated basis, excluding the current portion of long-term Financing Debt.

       "Consolidated EBITDA" means, for any period, the total of:

              (a)    Consolidated Net Income;

plus          (b)    all amounts deducted in computing such Consolidated Net
       Income in respect of:

                            (i)    depreciation, amortization (including
              amortization of deferred financing charges) and other noncash charges (other than the write-down of current assets),

                            (ii)   Consolidated Interest Expense,

                            (iii)  income tax expense, and

                            (iv)   non-capitalized fees and expenses incurred in
              connection with the Acquisition,
minus         (c)    all cash payments made during such period on account of
       reserves, restructuring charges and other noncash charges added to Consolidated Net Income pursuant to clause (b) above in a previous period,

minus         (d)    all amounts included in Consolidated Net Income in respect of deferred income tax benefits and other noncash income items;

provided, however, that for purposes of Section 6.5, Consolidated EBITDA for periods prior to March 31, 2001 shall be on an Annualized basis.

       "Consolidated Excess Cash Flow" means, for any period, the total of:

              (a)    Consolidated EBITDA,

minus         (b)    Consolidated Fixed Charges (but in no event including
       contingent prepayments required by Section 4.3, mandatory dividends or Capital Expenditures attributable to Capitalized Lease Obligations or otherwise financed with the proceeds of Financing Debt),

minus         (c)    the amount, if any, by which Consolidated Net Working
       Capital increased during such period,

plus          (d)    the amount, if any, by which Consolidated Net Working
       Capital decreased during such period.

       "Consolidated Fixed Charges" means, for any period, the sum of:

              (a)    Consolidated Interest Expense,

plus          (b)    the aggregate amount of all mandatory scheduled payments
       and mandatory reductions in revolving loans as a result of mandatory reductions in revolving credit availability, all with respect to Financing Debt of the Company and its Subsidiaries in accordance with GAAP on a Consolidated basis, including payments in the nature of principal under Capitalized Leases, but in no event including contingent prepayments required by Section 4.3.2 through 4.3.5,

              (c) any mandatory dividends paid or payable in cash by the Company or any of its Subsidiaries to third parties,

              (d) Capital Expenditures (to the extent not paid with the proceeds of Available Excess Cash Flow that had not been applied to Permitted Acquisitions or Distributions permitted by Section 6.9.2),

plus          (e)    taxes, based upon or measured by net income that are
       actually paid in cash;

provided, however, that for purposes of Section 6.5, Consolidated Fixed Charges for periods prior to March 31, 2001 shall be on an Annualized basis.

       "Consolidated Interest Expense" means, for any period, the total of:

              (a) the aggregate amount of interest, including commitment fees, payments in the nature of interest under Capitalized Leases and net payments under Hedge Agreements, accrued by the Company and its Subsidiaries (whether such interest is reflected as an item of expense or capitalized) in accordance with GAAP on a Consolidated basis,

minus         (b)    to the extent otherwise included in clause (a) above, the
       amortization of deferred financing fees and costs, original issue discount relating to Indebtedness and accrued interest on Indebtedness not paid in cash to the extent permitted by the terms, including subordination terms, of such Indebtedness,

plus          (c)    actual cash payments with respect to accrued and unpaid
       interest that has previously reduced Consolidated Interest Expense pursuant to clause (b) above;

provided, however, that for purposes of Section 6.5, Consolidated Interest Expense for periods prior to March 31, 2001 shall be on an Annualized basis.

       "Consolidated Net Income" means, for any period, the net income (or loss) of the Company and its Subsidiaries, determined in accordance with GAAP on a Consolidated basis; provided, however, that Consolidated Net Income shall not include:

              (a) (except with respect to determinations made on a pro forma basis with respect to a proposed acquisition) the income (or loss) of any

       Person accrued prior to the date such Person becomes a Subsidiary or is merged into or consolidated with the Company or any of its Subsidiaries;

              (b) the income (or loss) of any Person (other than a Subsidiary) in which the Company or any of its Subsidiaries has an ownership interest; provided, however, that (i) Consolidated Net Income shall include amounts in respect of the income of such Person when actually received in cash by the Company or such Subsidiary in the form of dividends or similar Distributions and (ii) Consolidated Net Income shall be reduced by the aggregate amount of all Investments, regardless of the form thereof, made by the Company or any of its Subsidiaries for the purpose of funding any deficit or loss of such Person;

              (c) all amounts included in computing such net income (or loss) in respect of (i) the write-up of any asset or (ii) the retirement of any Indebtedness or equity at less than face value;

              (d) extraordinary and nonrecurring gains and gains from the sale of assets or investment activities;

              (e) the income of any Subsidiary to the extent the payment of such income in the form of a Distribution or repayment of Indebtedness to the Company or a Wholly Owned Subsidiary is not permitted, whether on account of any Charter or By-law restriction, any agreement, instrument, deed or lease or any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Subsidiary; and

              (f) any after-tax gains or losses attributable to returned surplus assets of any Plan.

       "Consolidated Net Working Capital" means, at any date, the amount (whether positive or negative) equal to (a) Consolidated Current Assets minus
(b)Consolidated Current Liabilities. Consolidated Net Working Capital increases when it becomes more positive or less negative, and decreases when it becomes less positive or more negative.

       "Consolidated Total Debt" means, at any date, all Financing Debt of the Company and its Subsidiaries on a Consolidated basis.

       "Content Entity" means Content Media LLC, a Delaware limited liability company.

       "Credit Documents" means:

              (a) this Agreement, the Notes, each Letter of Credit, each draft presented or accepted under a Letter of Credit, the Guarantee and Security Agreement, the Internet Investor Pledge Agreement, the fee agreement contemplated by Section 5.1.2 and each Hedge Agreement provided by a Lender (or an Affiliate of a Lender) to the Company or any of its Subsidiaries, each as from time to time in effect; and

              (b) any other present or future agreement or instrument from time to time entered into among the Company, any of its Subsidiaries or any other Obligor, on one hand, and the Agent, the Syndication Agent, any Letter of Credit Issuer or all the Lenders, on the other hand, relating to, amending or modifying this Agreement or any other Credit Document referred to above or which is stated to be a Credit Document, each as from time to time in effect.

       "Credit Obligations" means all present and future liabilities, obligations and Indebtedness of the Company, any of its Subsidiaries or any other Obligor owing to the Agent or any Lender (or any Affiliate of a Lender) under or in connection with this Agreement or any other Credit Document, including obligations in respect of principal, interest, reimbursement obligations under Letters of Credit and Hedge Agreements provided by a Lender (or an Affiliate of a Lender) at the time of the issuance thereof, commitment fees, Letter of Credit fees, amounts provided for in Sections 3.2.4, 3.5 and 9 and other fees, charges, indemnities and expenses from time to time owing hereunder or under any other Credit Document (all whether accruing before or after a Bankruptcy Default and regardless of whether allowed as a claim in bankruptcy or similar proceedings).

       "Credit Participant" is defined in Section 11.2.

       '"Credit Security" means all assets now or from time to time hereafter subjected to a security interest, mortgage or charge (or intended or required so to be subjected pursuant to the Guarantee and Security Agreement, the Internet Investor Pledge Agreement or any other Credit Document) to secure the payment or performance of any of the Credit Obligations on a pari passu, ratable basis among the holders of the Credit Obligations, including the assets described in section 3.1 of the

Guarantee and Security Agreement and section 2.1 of the Internet Investor Pledge Agreement.

       "Currency Exchange Agreement" means any currency swap, foreign exchange contract or similar arrangement providing for protection against fluctuations in currency exchange rates, either generally or under specific contingencies.

       "Default" means any Event of Default and any event or condition which with the passage of time or giving of notice, or both, would become an Event of Default, including the filing against the Company, any of its Subsidiaries or any other Obligor of a petition commencing an involuntary case under the Bankruptcy Code.

       "Delinquency Period" is defined in Section 10.4.4.

       "Delinquent Payment" is defined in Section 10.4.4.

       "Distribution" means, with respect to the Company (or other specified Person):

              (a) the declaration or payment of any dividend or distribution on or in respect of any shares of any class of capital stock of or other equity interests in the Company (or such specified Person);

              (b) the purchase, redemption or other retirement of any shares of any class of capital stock of or other equity interest in the Company (or such specified Person) or any of its Subsidiaries, or of options, warrants or other rights for the purchase of such shares, directly, indirectly through a Subsidiary or corporate parent or otherwise;

              (c) any other distribution on or in respect of any shares of any class of capital stock of or equity or other beneficial interest in the Company (or such specified Person);

              (d) any payment of principal, interest or fees with respect to, or any purchase, redemption or defeasance of, any Financing Debt of the Company (or such specified Person) or any of its Subsidiaries which by its terms or the terms of any agreement is subordinated to the payment of the Credit Obligations; and

              (e) any payment, loan or advance by the Company (or such specified Person) to, or any other Investment by the Company (or such specified Person) in, the holder of any shares of any class of capital stock of or equity interest in the Company (or such specified Person) or any of its Subsidiaries, or any Affiliate of such holder (including the payment of management and transaction fees and expenses);

provided, however, that the term "Distribution" shall not include (i) dividends payable in perpetual common stock of or other similar equity interests in the Company (or such specified Person) or (ii) payments in the ordinary course of business in respect of (A) reasonable compensation paid to employees, officers and directors, (B) advances and reimbursements to employees for travel expenses, drawing accounts, relocation costs and similar expenditures, or (C) rent paid to, or accounts payable for services rendered or goods sold by, non-Affiliates that own capital stock of or other equity interests in the Company (or such specified Person) or any of its Subsidiaries.

       "Domestic Subsidiary" means any Subsidiary that is not a Foreign Subsidiary.

       "ECF Prepayment Percentage" means, with respect to any period, the percentage set forth in the table below opposite the Reference Leverage Ratio for such period:

            Reference Leverage Ratio                        ECF Prepayment Percentage
            ------------------------                        -------------------------

>=3.00X                                                                75%

<3.00X and >=2.00X                                                     50%

<2.00X                                                                 25%

       "Eligible Assignee" means (a) a Lender, (b) an Affiliate of a Lender, (c) a Related Fund and (d) subject to the prior approval of the Agent and, so long as no Event of Default shall have occurred and be continuing, the Company, such approval by the Agent and the Company not to be unreasonably withheld or delayed:

                            (i) a commercial bank organized under the laws of the United States of America, or any state thereof, and having total assets in excess of $500,000,000;

                            (ii) a savings and loan association or savings bank organized under the laws of the United States of America, or any state thereof, and having total assets in excess of $500,000,000;

                            (iii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or of the Cayman Islands, or a political subdivision of any such country, and having total assets in excess of $500,000,000, so long as such bank is acting through a branch or agency located in the United States of America;

                            (iv) the central bank of any country that is a member of the Organization for Economic Cooperation and Development; and

                            (v) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $500,000,000;

provided, however, that (A) no Person shall qualify as an Eligible Assignee with respect to assignments of obligations or Commitments in connection with Letters of Credit unless such Person qualifies under clauses (d)(i) or (d)(iii) above and (B) no Obligor or Affiliate of an Obligor shall qualify as an Eligible Assignee under any circumstances.

       "ERISA" means the federal Employee Retirement Income Security Act of
1974.

       "ERISA Group Person" means the Company, any of its Subsidiaries and any Person which is a member of the controlled group or under common control with the Company or any of its Subsidiaries within the meaning of section 414 of the Code or section 4001(a)(14) of ERISA.

       "Event of Default" is defined in Section 8.1.

       "Exchange Act" means the federal Securities Exchange Act of 1934.

       "Federal Funds Rate" means, for any day, the rate equal to the weighted average (rounded upward to the nearest 1/8%) of (a) the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as such weighted average is published for such day (or, if such day is not a Banking Day, for the immediately preceding Banking
Day) by the Federal Reserve Bank of New York or (b) if such rate is not so published for such Banking Day, quotations received by the Agent from three federal funds brokers of recognized standing selected by the Agent. Each determination by the Agent of the Federal Funds Rate shall, in the absence of manifest error, be conclusive.

       "Final Maturity Date" means March 31, 2006.

       "Financed Acquisition Agreement" is defined in Section 5.3.4.

       "Financial Officer" of the Company (or other specified Person) means its chief executive officer, chief financial officer, chief operating officer, chairman, president, treasurer, controller or any of its vice presidents whose primary responsibility is for its financial affairs, in each case whose incumbency and signatures have been certified to the Agent by the secretary or other appropriate attesting officer of the Company (or such specified Person).

       '"Financing Debt" means each of the items described in clauses (a) through (f) of the definition of the term "Indebtedness" and, without duplication, any Guarantees of such items.

       "Fleet" means Fleet National Bank.

       "Foreign Subsidiary" means each Subsidiary that is organized under the laws of, and conducting its business primarily in a jurisdiction outside of, the United States of America and that is not domesticated or dually incorporated under the laws of the United States of America or the states thereof.

       "Funding Liability" means (a) any LIBOR deposit which was used (or deemed by Section 3.2.6 to have been used) to fund any portion of the Loan subject to a LIBOR Pricing Option, and (b) any portion of the Loan subject to a LIBOR Pricing Option funded (or deemed by Section 3.2.6 to have been funded) with the proceeds of any such LIBOR deposit.

       "GAAP" means generally accepted accounting principles as from time to time in effect, including the statements and interpretations of the United States Financial Accounting Standards Board; provided, however, that:

              (a) for purposes of compliance with Section 6 (other than Section 6.4) and the related definitions, "GAAP" means such principles as in effect on:

                            (i) for the period from the date hereof through the date financial statements for the period ending March 31, 2000 are approved by the Agent as reasonably acceptable with respect to accounting methods, the date hereof as applied by the Company in the pro forma balance sheet referred to in Section 7.2.1(d) and described in the accompanying report by Arthur Andersen & Co. and consistently followed, without giving effect to any subsequent changes thereto and

                            (ii) thereafter, March 31, 2000 as applied by the Company and its Subsidiaries in the financial statements for the period ending March 31, 2000 so approved by the Agent, and consistently followed, without giving effect to any subsequent changes thereto; and

              (b) in the event of a change in generally accepted accounting principles after such date, either the Company or the Required Lenders may request a change in the definition of "GAAP", in which case the parties hereto shall negotiate in good faith with respect to an amendment of this Agreement implementing such change.

       "Guarantee" means, with respect to the Company (or other specified
Person):

              (a) any guarantee by the Company (or such specified Person) of the payment or performance of, or any contingent obligation by the Company (or such specified Person) in respect of, any Indebtedness or other obligation of any primary obligor;

              (b) any other arrangement whereby credit is extended to a primary obligor on the basis of any promise or undertaking of the Company (or such specified Person), including any binding "comfort letter" or "keep well agreement" written by the Company (or such specified Person), to a creditor or prospective creditor of such primary obligor, to (i) pay the Indebtedness of such primary obligor, (ii) purchase an obligation owed by such primary obligor, (iii) pay for the purchase or lease of assets or services regardless of the actual delivery thereof or (iv) maintain the capital, working capital, solvency or general financial condition of such primary obligor;

              (c) any liability of the Company (or such specified Person), as a general partner of a partnership in respect of Indebtedness or other obligations of such partnership;

              (d) any liability of the Company (or such specified Person) as a joint venturer of a joint venture in respect of Indebtedness or other obligations of such joint venture;

              (e) any liability of the Company (or such specified Person) with respect to the tax liability of others as a member of a group (other than a group consisting solely of the Company and its Subsidiaries) that is consolidated for tax purposes; and

              (f) reimbursement obligations, whether contingent or matured, of the Company (or such specified Person) with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Hedge Agreements, in each case whether or not any of the foregoing are reflected on the balance sheet of the Company (or such specified Person) or in a footnote thereto; provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee and the amount of Indebtedness resulting from such Guarantee shall be the maximum amount that the guarantor may become obligated to pay in respect of the obligations (whether or not such obligations are outstanding at the time of computation).

       "Guarantee and Security Agreement" is defined in Section 5.1.4.

       "Guarantor" means Company Holdings, the Content Entity, each of the Company's Subsidiaries party to, or which subsequently becomes party to, the Guarantee and Security Agreement as a Guarantor and, prior to a Qualified Public Offering, the Internet Entity and Internet Holdings.

       "Hedge Agreement" means, collectively, Currency Exchange Agreements and Interest Rate Protection Agreements.

       "Indebtedness" means all obligations, contingent or otherwise, which in accordance with GAAP are required to be classified upon the balance sheet of the Company (or other specified Person) as liabilities, but in any event including (without duplication):

              (a)    indebtedness for borrowed money;

              (b) indebtedness evidenced by notes, debentures or similar instruments;

              (c)    Capitalized Lease Obligations;

              (d) the deferred purchase price of assets, services or securities, including related noncompetition, consulting and stock repurchase obligations (other than ordinary trade accounts payable on customary terms in the ordinary course of business), and any long-term contractual obligations;

              (e) mandatory redemption, purchase, retirement acquisition or dividend rights on capital stock (or other equity) for value, including provisions that require the exchange of such capital stock (or other equity) for Indebtedness from the issuer;

              (f) reimbursement obligations, whether contingent or matured, with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Hedge Agreements (without duplication of other Indebtedness supported or guaranteed thereby);

              (g) liabilities secured by any Lien existing on property owned or acquired by the Company (or such specified Person), whether or not the liability secured thereby shall have been assumed; and

              (h)    all Guarantees in respect of Indebtedness of others.

       "Indemnified Party" is defined in Section 9.2.

       "Initial Closing Date" means February 10, 2000 or such other date prior to April 1, 2000 agreed to by the Company and the Agent as the first Closing Date hereunder.

       "Interest Rate Protection Agreement" means any interest rate swap, interest rate cap, interest rate hedge or other contractual arrangement that converts variable interest rates into fixed interest rates, fixed interest rates into variable interest rates or other similar arrangements.

       "Internet Content License" means the Content License Agreement dated as of the date hereof between the Internet Entity and the Content Entity as in effect on the date hereof and previously furnished to the Agent and as subsequently amended or modified in accordance with Section 6.2.4.

       "Internet Corp." means WBT Corp., a Delaware corporation.

       "Internet Entity" means WBT Operating LLC, a Delaware limited liability company.

       "Internet Holdings" means WBT Holdings LLC, a Delaware limited liability company.

       "Internet Investor Pledge Agreement" is defined in Section 5.1.5.

       "Investment" means, with respect to the Company (or other specified Person):

              (a) any share of capital stock, partnership or other equity interest, evidence of Indebtedness or other security issued by any other Person;

              (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person;

              (c) any acquisition of all, or any division or similar operating unit of, the business of any other Person or the assets comprising such business, division or unit; and

              (d)    any other similar investment.

       The investments described in the foregoing clauses (a) through (d) shall be included in the term "Investment" whether they are made or acquired by purchase, exchange, issuance of stock or other securities, merger, reorganization or any other method; provided, however, that the term "Investment" shall not include (i) trade and customer accounts receivable for property (including intellectual property) leased, goods furnished or services rendered in the ordinary course of business and payable in accordance with customary trade terms, (ii) deposits, advances or prepayments to suppliers for property (including intellectual property) leased or licensed, goods furnished and services rendered in the ordinary course of business, (iii) advances to employees for relocation and travel expenses, drawing accounts and similar expenditures, (iv) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due to the Company (or such specified Person) or as security for any such Indebtedness or claim or (v) demand deposits in banks or similar financial institutions.

       In determining the amount of outstanding Investments:

              (A) the amount of any Investment shall be the cost thereof minus any returns of capital in cash on such Investment (determined in accordance with GAAP without regard to amounts realized as income on such Investment);

              (B) the amount of any Investment in respect of a purchase described in clause (d) above shall include the amount of any Financing Debt assumed in connection with such purchase or secured by any asset acquired in such purchase (whether or not any Financing Debt is assumed) or for which any Person that becomes a Subsidiary is liable on the date on which the securities of such Person are acquired; and

              (C) no Investment shall be increased as the result of an increase in the undistributed retained earnings of the Person in which the Investment was made or decreased as a result of an equity interest in the losses of such Person.

       "ISP" is defined in Section 2.3.6.

       "Legal Requirement" means any present or future requirement imposed upon any of the Lenders or the Company and its Subsidiaries by any law, statute, rule, regulation, directive, order, decree or guideline (or any interpretation thereof by courts or of administrative bodies) of the United States of America, or any jurisdiction in which any LIBOR Office is located or any state or political subdivision of any of the foregoing, or by any board, governmental or administrative agency, central bank or monetary authority of the United States of America, any jurisdiction in which any LIBOR Office is located or where the Company or any of its Subsidiaries owns property or conducts its business, or any political subdivision of any of the foregoing. Any such law, statute, rule, regulation, directive, order, decree, guideline or interpretation imposed on any of the Lenders not having the force of law shall be deemed to be a Legal Requirement for purposes of Section 3 if such Lender reasonably believes that compliance therewith is customary commercial practice.

       "Lender" means each of the Persons listed as lenders on the signature page hereto, including Fleet in its capacity as a Lender and such other Persons who may from time to time own a Percentage Interest in the Credit Obligations, but the term "Lender" shall not include any Credit Participant in such capacity.

       "Lending Officer" means such individuals whom the Agent may designate by notice to the Company from time to time as an officer or employee who may receive telephone requests for extensions of credit under Sections 2.1.3 and 2.3.2.

       "Letter of Credit" is defined in Section 2.3.1.

       "Letter of Credit Exposure" means, at any date, the sum of (a) the aggregate face amount of all drafts that may then or thereafter be presented by beneficiaries under all Letters of Credit then outstanding, plus (b) the aggregate face amount of all drafts that the Letter of Credit Issuer has previously accepted under Letters of Credit but for which the Letter of Credit Issuer has not been reimbursed by the Company (whether pursuant to an automatic advance under the Revolving Loan or otherwise).

       "Letter of Credit Issuer" means, for any Letter of Credit, Fleet or, in the event Fleet does not for any reason issue a requested Letter of Credit, another Lender selected by the Company to issue such Letter of Credit.

       "LIBOR Basic Rate" means, for any LIBOR Interest Period:

              (a) the rate of interest at which deposits of United States Funds are offered in the London interbank market for a period of time equal to such LIBOR Interest Period that appears on Telerate Page 3750 as of 11:00 a.m. (London time) two Banking Days prior to the Banking Day on which such LIBOR Interest Period begins or

              (b) if no such rate appears on Telerate Page 3750, the rate of interest determined by the Agent to be the average of up to four interest rates per annum at which deposits of United States Funds are offered in the London interbank market for a period of time equal to such LIBOR Interest Period which appear on the Reuter's Screen LIBO Page as of 11:00 a.m. (London time) two Banking Days prior to the Banking Day on which such LIBOR Interest Period begins if at least two such offered rates so appear on the Reuter's Screen LIBO Page or

              (c) if no such rate appears on Telerate Page 3750 and fewer than two offered rates appear on the Reuter's Screen LIBO Page, the rate of interest at which deposits of United States Funds in an amount comparable to the portion of the Loan as to which the related LIBOR Pricing Option has been elected and which have a term corresponding to such LIBOR Interest Period are offered to the Agent by first class banks in the London inter-bank market for delivery in immediately available funds at a LIBOR Office on the first day of such LIBOR Interest Period as determined by the Agent at approximately 11:00 a.m. (London time) two Banking Days prior to the date upon which such LIBOR Interest Period is to commence (which determination by the Agent shall, in the absence of manifest error, be conclusive).

       "LIBOR Interest Period" means any period, selected as provided in Section 3.2.1, of one, two, three or six months, commencing on any Banking Day and ending on the corresponding date in the subsequent calendar month so indicated (or, if such subsequent calendar month has no corresponding date, on the last day of such subsequent calendar month); provided, however, that subject to
Section 3.2.3, if any LIBOR Interest Period so selected would otherwise begin or end on a date which is not a Banking Day, such LIBOR Interest Period shall instead begin or end, as the case may be, on the immediately preceding or succeeding Banking Day as determined by the Agent in accordance with the then current banking practice in the inter-bank eurodollar market with respect to eurodollar deposits at the applicable LIBOR Office, which determination by the Agent shall, in the absence of manifest error, be conclusive.

       "LIBOR Office" means such non-United States office or international banking facility of any Lender as such Lender may from time to time select.

       "LIBOR Pricing Options" means the options granted pursuant to Section
3.2.1 to have the interest on any portion of the Loan computed on the basis of a LIBOR Rate.

       "LIBOR Rate" for any LIBOR Interest Period means the rate, rounded upward to the nearest 1/16, obtained by dividing (a) the LIBOR Basic Rate for such LIBOR Interest Period by (b) an amount equal to 1 minus the LIBOR Reserve Rate; provided, however, that if at any time during such LIBOR Interest Period the LIBOR Reserve Rate applicable to any outstanding LIBOR Pricing Option changes, the LIBOR Rate for such LIBOR Interest Period shall automatically be adjusted to reflect such change, effective as of the date of such change to the extent required by the Legal Requirement implementing such change.

       "LIBOR Reserve Rate" means the stated maximum rate (expressed as a decimal) of all reserves (including any basic, supplemental, marginal or emergency reserve or any reserve asset), if any, as from time to time in effect, required by any Legal Requirement to be maintained by any Lender against (a) "Eurocurrency liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System applicable to LIBOR Pricing Options or
(b)any other category of extensions of credit, or other assets, that includes loans subject to a LIBOR Pricing Option by a non-United States office of any of the Lenders to United States residents, in each case without the benefits of credits for prorations, exceptions or offsets that may be available to a Lender.

       "Lien" means, with respect to the Company (or any other specified
Person):

              (a) any lien, encumbrance, mortgage, pledge, charge or security interest of any kind upon any property or assets of the Company (or such specified Person), whether now owned or hereafter acquired, or upon the income or profits therefrom (excluding in any event a financing statement filed by a lessor under an operating lease not intended to be a secured financing);

              (b) the acquisition of, or the agreement to acquire, any property or asset upon conditional sale or subject to any other title retention agreement, device or arrangement (including a Capitalized Lease);

              (c) the sale, assignment, pledge or transfer for security of any accounts, general intangibles or chattel paper of the Company (or such specified Person), with or without recourse; and

              (d) in the case of securities, any purchase option, call or similar purchase right of a third party.

       "Loan" means, collectively, the Revolving Loan and the Acquisition Loan.

       "Margin Stock" means "margin stock" within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

       "Material Adverse Change" means, since any specified date or from the circumstances existing immediately prior to the happening of any specified event, a material adverse change in (a) the business, assets, financial condition or income of the Company, its Subsidiaries and the Restricted Affiliates (after giving effect to the Acquisition), taken as a whole (it being understood that the Internet Entity expects to incur significant operating losses) or (b)the ability of any Obligor to perform material obligations under the Credit Documents or (c) the rights and remedies of the Agent and the Lenders under the Credit Documents.

       "Material Agreements" is defined in Section 7.2.2.

       "Material Financing Debt" means any Financing Debt (other than the Credit Obligations) outstanding in an aggregate amount of principal (whether or not due) and accrued interest exceeding $1,000,000.

       "Maximum Amount of Facility Credit" is defined in Section 2.2.1.

       "Maximum Amount of Revolving Credit" is defined in Section 2.1.2.

       "Moody's" means Moody's Investors Service, Inc.

       "Multiemployer Plan" means any Plan that is a "multiemployer plan" as defined in section 400 1(a)(3) of ERISA.

       "Net Asset Sale Proceeds" means the cash proceeds of the sale or disposition of assets (including by way of merger), and the cash proceeds of any insurance payments or condemnation awards on account of the destruction or loss of property, by the Company or any of its Subsidiaries or any Restricted Affiliate after the Initial Closing Date, net of (a) any Indebtedness permitted by Section 6.6.2 (purchase money Indebtedness and Capitalized Leases) secured by assets being sold in such transaction required to be paid from such proceeds,
(b) income taxes that, as estimated by the Company in good faith, will be required to be paid by the Company or any of its Subsidiaries or any Restricted Affiliate (or, in the case of tax flowthrough entities, by their owners) in cash as a result of, and within two years after, such sale or disposition (provided that any such amounts that are not actually paid in taxes within such period shall automatically become Net Asset Sale Proceeds), (c) reasonable reserves for liabilities, indemnification, escrows and purchase price adjustments resulting from the sale of assets (d) transfer, sales, use and other similar taxes payable in connection with such sale or disposition and (e) all reasonable expenses of the Company or any of its Subsidiaries or any Restricted Affiliate payable in connection with the sale or disposition; provided, however, that "Net Asset Sale Proceeds" shall not include cash proceeds:

                            (i)    not exceeding $100,000 in any fiscal year, or

                            (ii)   of mergers permitted by Section 6.10.4.

       "Net Debt Proceeds" means cash proceeds (net of reasonable out-of-pocket transaction fees and expenses) from the incurrence by the Company, any of its Subsidiaries or the Restricted Affiliates after the Initial Closing Date of Financing

Debt other than Financing Debt permitted by Sections 6.6.1 (the Loan), 6.6.2 (purchase money Indebtedness and Capitalized Leases) and 6.6.9 (intercompany Indebtedness).

       "Net Equity Proceeds" means the cash proceeds (net of reasonable out-of-pocket fees and expenses) received by the Company or any of its Subsidiaries or any Restricted Affiliate (other than as a result of a Qualified Public Offering) in connection with any issuance by the Company, any of its Subsidiaries or the Restricted Affiliates after the Initial Closing Date of any shares of its capital stock, other equity interests or options, warrants or other purchase rights to acquire such capital stock or other equity interests to, or receipt of a capital contribution from, any Person (other than (a) any Obligors or their officers, employees and directors or (b) USEP (so long as USEP is an Affiliate of Wasserstein Perella & Co., Inc.) and its limited partners or similar co-investors and their respective Affiliates or (c) any other Person investing in the Company, any of its Subsidiaries or the Restricted Affiliates as a minority investor with the cooperation of USEP under circumstances in which USEP shall retain at least a controlling equity voting interest in such issuer, and the proceeds of such equity Investment remain in such issuer to the extent required by Sections 6.8 and 6.9 or are applied contemporaneously and directly to finance a Permitted Acquisition.

       "Nonperforming Lender" is defined in Section 10.4.4.

       "Notes" means, collectively, the Revolving Notes and the Acquisition
Notes.

       "Obligor" means the Company, each Guarantor and each other Person guaranteeing or providing collateral for the Credit Obligations.

       "Offering Memorandum" is defined in Section 7.2.1.

       "Overdue Reimbursement Rate" means, at any date, the highest Applicable Rate then in effect.

       "Payment Date" means (a) the last Banking Day of each March, June, September and December, beginning on the first such date after the date hereof and (b) the Final Maturity Date.

       "PBGC" means the Pension Benefit Guaranty Corporation or any successor entity.

       "Percentage Interest" means, with respect to any Lender, the Commitment of such Lender with respect to the respective portions of the Loan and Letter of Credit Exposure. For purposes of determining votes or consents by the Lenders, the Percentage Interest of any Lender shall be computed as follows: (a) at all times when no Event of Default under Section 8.1.1 and no Bankruptcy Default exists, the ratio that the respective Commitments of such Lender bears to the total Commitments of all Lenders as from time to time in effect and reflected in the Register, and (b) at all other times, the ratio that the respective amounts of the outstanding Loan and Letter of Credit Exposure owing to such Lender bear to the total outstanding Loan and Letter of Credit Exposure owing to all Lenders.

       "Performing Lender" is defined in Section 10.4.4.

       "Permitted Acquisition" is defined in Section 6.8.7.

       "Person" means any present or future natural person or any corporation, association, partnership, joint venture, limited liability, joint stock or other company, business trust, trust, organization, business or government or any governmental agency or political subdivision thereof.

       "Plan" means, at any date, any pension benefit plan subject to Title IV of ERISA maintained, or to which contributions have been made or are required to be made, by any ERISA Group Person within six years prior to such date.

       "Qualified Public Offering" means an underwritten registered public offering of stock by the Internet Entity, Internet Holdings or Internet Corp. that (a) raises gross proceeds to the issuer of at least $25,000,000 from customary purchasers in the public equity markets, and (b) reflects an implied pre-offering enterprise value of the Internet Entity (and its immediate parent) of at least $150,000,000.

       "Reference Leverage Ratio" means, on any date, the ratio of (a) Consolidated Total Debt as of the end of the most recent period of four consecutive fiscal quarters for which financial statements have been furnished to the Lenders in accordance with Sections 6.4.1 and 6.4.2 prior to such date to
(b) Consolidated EBITDA for such period; provided, however, in the event that during such period the Company and its Subsidiaries (i) make an acquisition permitted by Section 6.8 (whether through stock purchase, asset purchase, merger or consolidation), for purposes of determining the Reference Leverage Ratio, Consolidated Net Income shall include the income (or loss) of such acquired Person (or acquired assets) accrued during such period prior to the date of such acquisition or (ii) make a disposition of assets (including stock of a Subsidiary) permitted by Section 6.10 (whether through stock sale, asset sale, merger or consolidation), for purposes of determining the Reference Leverage Ratio, Consolidated Net Income shall exclude the income (or loss) of such transferred assets (or transferred Subsidiary) accrued during such period prior to the date of such disposition. In making the computations contemplated by the foregoing proviso, the Company may make appropriate pro forma adjustments to reflect cost savings and other transaction-related items so long as all such adjustments are reasonably acceptable to the Agent.

       "Register" is defined in Section 11.1.3.

       "Reinvestment Reserve" means an amount of Net Asset Sale Proceeds from a sale or other disposition permitted by Section 6.10 not exceeding (a) $1,000,000 in any fiscal year in the aggregate and (b) an additional amount (to be used only one time prior to the Final Maturity Date) equal to the lesser of (i) $10,000,000 and (ii) the net proceeds from such sale or other disposition of assets constituting a line of business contributing not more than 15% of Consolidated EBITDA for the Company's most recently completed fiscal year, in each case that has been designated by written notice from the Company to the Agent at a time when no Default exists within five days prior to such sale or other disposition as a reserve to the Revolving Loan Commitments to be used to acquire replacement or other assets within 360 days; provided, however, that if any such reserved amount is not actually used to acquire replacement or other assets within such 360-day period, such amount shall no longer constitute a Reinvestment Reserve and shall reduce the Revolving Loan Commitments.

       "Related Fund" means, with respect to any Lender that is a fund that invests in senior bank loans, any other fund that invests in senior bank loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

       "Replacement Lender" is defined in Section 11.3.

       "Required Lenders" means, with respect to any approval, consent, modification, waiver or other action to be taken by the Agent or the Lenders under the Credit Documents which require action by the Required Lenders, such Lenders as own at least two-thirds of the Percentage Interests; provided, however, that (a) at any time when only two Lenders are party hereto, "Required Lenders" shall mean both such

Lenders and (b) with respect to any matters referred to in the proviso to
Section 14.1, Required Lenders means such Lenders as own at least the respective portions of the Percentage Interests required by Section 14.1.

       "Restricted Affiliates" means Company Holdings, the Content Entity and, prior to the Qualified Public Offering, the Internet Entity and Internet Holdings.

       "Revolving Loan" is defined in Section 2.1.4.

       "S&P" means Standard & Poor's, a division of The McGraw Hill Companies, Inc.

       "Securities Act" means the federal Securities Act of 1933.

       "Seller" means ZD Inc., a Delaware corporation.

       "Subsidiary" means any Person of which the Company (or other specified Person) shall at the time, directly or indirectly through one or more of its Subsidiaries, (a) own at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or (b) hold at least 50% of the partnership, joint venture or similar interests. Notwithstanding the foregoing, the Content Entity shall not constitute a "Subsidiary".

       "Syndication Agent" means Dresdner Bank AG, New York and Grand Cayman Branches.

       "Tax" means any present or future tax, levy, duty, impost, deduction, withholding or other charges of whatever nature at any time required by any Legal Requirement (a) to be paid by any Lender or (b) to be withheld or deducted from any payment otherwise required hereby to be made to any Lender, in each case on or with respect to its obligations hereunder, the Loan, any payment in respect of the Credit Obligations or any Funding Liability not included in the foregoing; provided, however, that the term "Tax" shall not include taxes imposed upon or measured by the net income of such Lender or franchise taxes that are imposed in lieu of net income taxes.

       "Training Content Assets" means (a) all property relating to the development, acquisition or modification of course materials, journals and other content for information technology, business and professional training in existence as of the date hereof that has been acquired from the Seller in the Acquisition and (b) all such property developed, acquired or modified by the Content Entity, the Company, the Internet Entity or any of their respective Affiliates on or after the date hereof.

       "Tranche" means each of the Revolving Loan and the Acquisition Loan considered as a separate credit facility.

       "UCP" is defined in Section 2.3.6.

       "United States Funds" means such coin or currency of the United States of America as at the time shall be legal tender therein for the payment of public and private debts.

       "USEP" means U.S. Equity Partners, L.P., a Delaware limited partnership controlled by Wasserstein Perella & Co., Inc.

       "Wholly Owned Subsidiary" means any Subsidiary of which all of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally (other than directors' qualifying shares and, in the case of Foreign Subsidiaries, shares required by Legal Requirements to be, held by foreign nationals) is owned by the Company (or other specified Person) directly, or indirectly through one or more Wholly Owned Subsidiaries.

       "WP Management" means WP Management Partners, LLC, a Delaware limited liability company controlled by Wasserstein Perella & Co., Inc.

2.     The Credits.

       2.1    Revolving Credit.

              2.1.1 Revolving Loan. Subject to all the terms and conditions of this Agreement and so long as no Default exists, from time to time on and after the Initial Closing Date and prior to the Final Maturity Date the Lenders will, severally in accordance with their respective Commitments in the Revolving Loan, make loans to the Company in such amounts as may be requested by the Company in accordance with Section 2.1.3. The sum of the aggregate principal amount of loans made under this Section 2.1.1 at any one time outstanding plus the Letter of Credit Exposure shall in no event exceed the Maximum Amount of Revolving Credit. In no event will the principal amount of loans at any one time outstanding made by any Lender pursuant to this Section 2.1, together with such Lender's Percentage Interest in the Letter of Credit Exposure, exceed such Lender's Commitment with respect to the Revolving Loan.

              2.1.2 Maximum Amount of Revolving Credit. The term "Maximum Amount of Revolving Credit" means, on any date specified in the table below, the lesser of (a) (i) the amount specified opposite such period in such table:

           Period                                           Amount

           Prior to June 30, 2001.......................... $55,000,000

           June 30, 2001 through
           September 29, 2001.............................. $51,562,500

           September 30, 2001 through
           December 30, 2001............................... $48,125,000

           December 31, 2001 through
           March 30, 2002.................................. $44,687,500

           March 31, 2002 through
           June 29, 2002................................... $41,250,000

           June 30, 2002 through
           September 29, 2002.............................. $38,156,250

           September 30, 2002 through
           December 30, 2002............................... $35,062,500

           December 31, 2002 through
           March 30, 2003.................................. $31,968,750

           March 31, 2003 through
           June 29, 2003................................... $28,875,000

           June 30, 2003 though
           September 29, 2003.............................. $26,468,750

           September 30, 2003 through
           December 30, 2003............................... $24,062,500

           December 31, 2003 through
           March 30, 2004.................................. $21,656,250

           March 31, 2004 through
           June 29, 2004................................... $19,250,000

           June 30, 2004 through
           September 29, 2004.............................. $16,843,750

           September 30, 2004 through
           December 30, 2004............................... $14,437,500

           December 31, 2004 through
           March 30, 2005.................................. $12,031,250

           March 31, 2005 through
           June 29, 2005................................... $9,625,000

           June 30, 2005 through
           September 29, 2005.............................. $7,218,750

           September 30, 2005 through
           December 30, 2005............................... $4,812,500

           December 31, 2005 through
           and up to Final
           Maturity Date................................... $2,406,250

           Final Maturity Date............................. $0

minus (ii) the applicable pro rata portion of Net Asset Sale Proceeds described in Section 4.3.3 (other than the Reinvestment Reserve), Net Debt Proceeds described in Section 4.3.4 and Net Equity Proceeds described in Section 4.3.5, in each case to the extent allocable to the Revolving Loan in accordance with
Section 4.6.2, minus (iii) the ECF Prepayment Percentage of Consolidated Excess Cash Flow as described in Section 4.3.2 to the extent allocable to the Revolving Loan in accordance with Section 4.6.2, minus (iv) the portion of the Reinvestment Reserve that is not applied to the acquisition of replacement assets within 360 days or (b) the amount (in an integral multiple of $1,000,000) to which the then applicable amount set forth in such table shall have been irrevocably reduced from time to time by three Banking Days notice from the Company to the Agent. Once any such amount has been reduced as a result of notice from the Company pursuant to the foregoing clause (b), no portion thereof may be subsequently reinstated. The Company shall not give a notice reducing the amount applicable to any period in the table above unless it shall also reduce the amounts applicable to all subsequent periods in such table to at least the same specified lower amount, so that the Maximum Amount of Revolving Credit for any subsequent period shall not exceed the Maximum Amount of Revolving Credit applicable to any prior period.

              2.1.3 Borrowing Requests. The Company may from time to time request a loan under Section 2.1.1 by providing to the Agent a notice (which may be given by a telephone call received by a Lending Officer if promptly confirmed in writing). Such notice must be received by the Agent not later than noon (Boston time) on the first Banking Day (third Banking Day if any portion of such loan will be subject to a LIBOR Pricing Option on the requested Closing Date) prior to the requested Closing Date for such loan. The notice must specify (a) the amount of the requested loan, which shall be not less than $1,000,000 and an integral multiple of $500,000, (b) the requested Closing Date therefor, which shall be a Banking Day and (c) in the case of an advance against the Reinvestment Reserve, the intended use of proceeds therefor. Upon receipt of such notice, the Agent will promptly inform each other Lender (by telephone or otherwise). Each such loan will be made at the Boston Office by depositing the amount thereof to the general account of the Company with the Agent. In connection with each such loan, the Company shall furnish to the Agent a certificate in substantially the form of Exhibit 5.2.1.

              2.1.4 Revolving Notes. The aggregate principal amount of the loans outstanding from time to time under this Section 2.1 is referred to as the "Revolving Loan". The Agent shall keep a record of the Revolving Loan and the respective interests of the Lenders therein as part of the Register, which shall evidence the Revolving Loan. The Revolving Loan shall be deemed owed to each Lender having a Commitment therein severally in accordance with such Lender's Percentage Interest therein, and all payments thereon shall be for the account of each Lender in accordance with its Percentage Interest therein. Upon written request of any Lender, the Company's obligations to pay such Lender's Percentage Interest in the Revolving Loan shall be further evidenced by a separate note of the Company in substantially the form of Exhibit 2.1.4 (the "Revolving Notes"), payable to such Lender in accordance with such Lender's Percentage Interest in the Revolving Loan.

       2.2    Acquisition Credit.

              2.2.1 Request for Acquisition Facilities. Subject to all the terms of this Agreement and so long as no Default exists, from time to time on and after the Initial Closing Date and prior to the first anniversary of the Initial Closing Date (the "Acquisition Facility Revolver Termination Date"), the Company may request, by written notice to the Agent, a revolving credit facility that will convert into a term loan in accordance with Section 2.2.3 (an "Acquisition Facility") in a specified aggregate amount (the "Maximum Amount of Facility Credit") that, when added to the sum of the then effective Acquisition Facilities, does not exceed $20,000,000. Such request shall also include a diligence package with respect to the proposed acquisition to be financed with the proceeds of such Acquisition Facility, containing satisfactory detailed financial statements and projections demonstrating pro forma compliance with this Agreement. Such diligence package shall be provided to the Agent at least 15 days prior to the closing of the proposed acquisition. Upon receipt of such request, the Agent will promptly notify each other Lender (by telephone or otherwise). Within 15 days after receipt by the Lenders of such request, each Lender interested in participating in the requested Acquisition Facility shall notify the Agent and the Company of its intent to participate and the maximum amount of its proposed Commitment with respect to such Acquisition Facility (a "Commitment Notice"); provided, however, that each Lender may participate in such Acquisition Facility in its sole discretion, and no Lender shall be deemed to have committed to participate in any Acquisition Facility as of the date hereof, nor shall any Lender have any obligation to participate in any Acquisition Facility unless and until it commits to do so as provided in this Section 2.2.1. Following receipt of such Commitment Notices, the Agent shall allocate the Commitments with respect to such Acquisition Facility in accordance with the Lenders' relative requested Commitments therein and shall advise each Lender of the amount of such Lender's Commitment with respect to the Acquisition Facility. To the extent the Lenders decline to provide the full amount requested for such Acquisition Facility, the Agent shall use reasonable commercial efforts (but shall in no event be obligated) to obtain replacement Commitments from other financial institutions (who shall become Lenders hereunder pursuant to a joinder agreement reasonably satisfactory to the Agent and the Company). The interest rate, commitment fee rate and amortization schedule for each Acquisition Facility shall be determined by the Company and the Agent at the time the Company requests such Acquisition Facility from the Agent, but in any event on terms substantially similar to the terms of the Revolving Loan.

              2.2.2 Borrowing Requests. The Company may from time to time prior to the Acquisition Facility Revolver Termination Date request a loan under this Section 2.2 by providing to the Agent a notice. Such notice must be not later than noon (Boston time) on the first Banking Day (third Banking Day if any portion of such loan will be subject to a LIBOR Pricing Option on the requested Closing Date) prior to the requested Closing Date for such loan. The notice must specify (a) the amount of the requested loan (which shall be not less than $250,000 and an integral multiple of $5,000) and (b) the requested Closing Date therefor (which shall be a Banking Day). Upon receipt of such notice, the Agent will promptly inform each other Lender having a Commitment in such Acquisition Facility (by telephone or otherwise). Each such loan will be made at the Boston Office by depositing the amount thereof to the general account of the Company with the Agent or by wire transfer as the Company may direct in writing to the Agent. In connection with each such loan, the Company shall furnish to the Agent a certificate in substantially the form of
       Exhibit 5.2.1.

              2.2.3 Conversion Upon Acquisition Facility Revolver Termination Date. Upon the Acquisition Facility Revolver Termination Date, any unused portion of the Acquisition Facility shall be canceled, and amounts outstanding under each Acquisition Facility will convert into a term loan in an aggregate amount equal to the outstanding amount of all Acquisition Facilities on such date (the "Acquisition Term Loan"). The Acquisition Term Loan will amortize as provided in Section 4.2.

              2.2.4 Acquisition Notes. The aggregate principal amount of the loans outstanding from time to time under this Section 2.2 is referred to as the "Acquisition Loan". The Agent shall keep a record of the Acquisition Loan and the interests of the respective Lenders therein as part of the Register, which shall evidence the Acquisition Loan. The Acquisition Loan shall be deemed owed to each Lender having a Commitment therein severally in accordance with such Lender's Percentage Interest therein, and all payments thereon shall be for the account of each Lender in accordance with its Percentage Interest therein. Upon request of any Lender, the Company's obligations to pay such Lender's Percentage Interest in the Acquisition Loan shall be evidenced by a separate note of the Company in substantially the form of

       Exhibit 2.2.4 (the "Acquisition Notes"), payable to such Lender in accordance with such Lender's Percentage Interest in the Acquisition Loan.

       2.3    Letters of Credit.

              2.3.1 Issuance of Letters of Credit. Subject to all the terms and conditions of this Agreement and so long as no Default exists, from time to time on and after the Initial Closing Date and prior to the date five Banking Days preceding the Final Maturity Date, the Letter of Credit Issuer will issue for the account of the Company one or more irrevocable documentary or standby letters of credit (the "Letters of Credit"). The sum of Letter of Credit Exposure plus the Revolving Loan shall in no event exceed the Maximum Amount of Revolving Credit. Letter of Credit Exposure shall in no event exceed $5,000,000.

              2.3.2 Requests for Letters of Credit. The Company may from time to time request a Letter of Credit to be issued by providing to the Letter of Credit Issuer (and the Agent if the Letter of Credit Issuer is not the Agent) a notice which is actually received by the Agent not less than five Banking Days (for standby Letters of Credit) and one Banking Day (for documentary Letters of Credit) prior to the requested Closing Date for such Letter of Credit specifying (a) the amount of the requested Letter of Credit, (b)the beneficiary thereof, (c) the requested Closing Date and (d) a summary of the principal terms of the text for such Letter of Credit, together with the customary application form required by the Letter of Credit Issuer. In the event of any inconsistency between such application form and this Agreement, this Agreement shall govern. Each Letter of Credit will be issued by forwarding it to the Company or to such other Person as directed in writing by the Company. In connection with the issuance of any Letter of Credit, the Company shall furnish to the Letter of Credit Issuer (and the Agent if the Letter of Credit Issuer is not the Agent) a certificate in substantially the form of Exhibit 5.2.1.

              2.3.3 Form and Expiration of Letters of Credit. Each Letter of Credit issued under this Section 2.3 and each draft accepted or paid under a Letter of Credit shall be issued, accepted or paid, as the case may be, by the Letter of Credit Issuer at its principal office. No Letter of Credit shall provide for the payment of drafts drawn thereunder, and no draft shall be payable, at a date which is later than the earlier of
       (a) the date 12 months after the date of issuance (which expiration date may be extended at the option of the Letter of Credit Issuer for additional 12-month periods ending prior to the date referred to in clause (b) below) or (b) five Banking Days prior to the Final Maturity Date. Each Letter of Credit and each draft accepted under a Letter of Credit shall be in such form and minimum amount, and shall contain such terms, as the Letter of Credit Issuer and the Company may agree upon at the time such Letter of Credit is issued.

              2.3.4 Lenders' Participation in Letters of Credit. Upon the issuance of any Letter of Credit, a participation therein, in an amount equal to each Lender's Percentage Interest in the Revolving Loan, shall automatically be deemed granted by the Letter of Credit Issuer to each such Lender on the date of such issuance and such Lenders shall automatically be obligated, as set forth in Section 10.4, to reimburse the Letter of Credit Issuer to the extent of their respective Percentage Interests in the Revolving Loan for all obligations incurred by the Letter of Credit Issuer to third parties in respect of such Letter of Credit not reimbursed by the Company. The Letter of Credit Issuer will send to each Lender (and the Agent if the Letter of Credit Issuer is not the Agent) a confirmation regarding the participations in Letters of Credit outstanding during such month.

              2.3.5 Reimbursement of Payment. At such time as a Letter of Credit Issuer makes any payment on a draft presented or accepted under a Letter of Credit, the amount of such payment shall be considered a loan under Section 2.1.1 (regardless of whether the conditions set forth in Section 5.2 are satisfied) and part of the Revolving Loan as if the Company had paid in full the amount required with respect to the Letter of Credit by borrowing such amount under Section 2.1.1, except as provided below. In the event such amount would cause the Revolving Loan to exceed the Maximum Amount of Revolving Credit or if during the existence of an Event of Default the Agent provides written notice to the Company that Letter of Credit payments will no longer be considered loans under Section 2.1.1, the Company will on demand pay to the Agent in immediately available funds the amount of such payment.

              2.3.6 UCP; ISP. As to any Letter of Credit that is a documentary letter of credit, the most recent Uniform Customs and Practice for Documentary Credits adopted by a Congress of the International Chamber of Commerce, and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Letter of Credit

       Issuer (the "UCP"), shall be binding on the Company and the Letter of Credit Issuer except to the extent otherwise provided herein, in any Letter of Credit or in any other Credit Document. As to any Letter of Credit that is a standby letter of credit, the most recent International Standby Practices adopted by a Congress of the International Chamber of Commerce, and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Letter of Credit Issuer (the "ISP"). shall be binding on the Company and the Letter of Credit Issuer except for to the extent otherwise provided herein, in any Letter of Credit or in any other Credit Document. Without limiting the foregoing, in the event of an unexpected closure of the Letter of Credit Issuer Letter of Credit draws may be made up to only two Banking Days after the reopening of the Letter of Credit Issuer rather than the 30-day period provided in Rule 3.14(a) of the ISP. Anything in the UCP or the ISP to the contrary notwithstanding:

              (a) With respect to each Letter of Credit, neither the Letter of Credit Issuer nor its correspondents shall be responsible for or shall have any duty to ascertain (unless the Letter of Credit Issuer or such correspondent is grossly negligent or willful in failing so to ascertain):

                            (i) the genuineness of any signature or the validity, form, sufficiency, accuracy, genuineness or legal effect of any endorsements;

                            (ii) delay in giving, or failure to give, notice of arrival, notice of refusal of documents or of discrepancies in respect of which any Letter of Credit Issuer refuses the documents or any other notice, demand or protest;

                            (iii) the performance by any beneficiary under any Letter of Credit of such beneficiary's obligations to the Company;

                            (iv) inaccuracy in any notice received by the Letter of Credit Issuer;

                            (v) the validity, form, sufficiency, accuracy, genuineness or legal effect of any instrument, draft, certificate or other document required by such Letter of Credit to be presented before payment of a draft if such instrument, draft, certificate or other document appears on its face to comply with the requirements of the Letter of Credit, or the office held by or the authority of any Person signing any of the same; or

                            (vi)   failure of any instrument to bear any
              reference or adequate reference to such Letter of Credit, or failure of any Person to note the amount of any instrument on the reverse of such Letter of Credit or to surrender such Letter of Credit or to forward documents in the manner required by such Letter of Credit.

              (b) Except insofar as a particular Letter of Credit contains express, contrary instructions, the Letter of Credit Issuer may honor as complying with the terms of any Letter of Credit and with this Agreement any drafts or other documents otherwise in order signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for benefit of creditors, liquidator, receiver or other legal representative of the party authorized under such Letter of Credit to draw or issue such drafts or other documents.

              (c) The occurrence of any of the events referred to in the UCP or the ISP or in the preceding clauses of this Section 2.3.6 shall not affect or prevent the vesting of any of the Letter of Credit Issuer's rights or powers hereunder or the Company's obligation to make reimbursement (whether by cash payment or refinancing with proceeds of the Revolving Loan) of amounts paid under any Letter of Credit or any draft accepted thereunder.

              (d) In the event of any conflict between the provisions of this Agreement and either the UCP or the ISP, the provisions of this Agreement shall govern.

              2.3.7 Subrogation. Upon any payment by a Letter of Credit Issuer under any Letter of Credit and until the reimbursement of such Letter of Credit Issuer by the Company with respect to such payment (whether by cash payment or refinancing with proceeds of the Revolving Loan), the Letter of Credit Issuer shall be entitled to be subrogated to, and to acquire and retain, the rights which the Person to whom such payment is made may have against the Company, all for the benefit of the Lenders. The Company will take such action as the Letter of Credit Issuer may reasonably request, including requiring the beneficiary of any Letter of Credit to execute such documents as the Letter of Credit Issuer may reasonably request, to assure and confirm to the Letter of Credit Issuer such subrogation and such rights, including the rights, if any, of the beneficiary to whom such payment is made in accounts receivable, inventory and other properties and assets of any Obligor.

              2.3.8 Modification. Consent, etc. If the Company requests or consents in writing to any modification or extension of any Letter of Credit, or waives any failure of any draft, certificate or other document to comply with the terms of such Letter of Credit, the Letter of Credit Issuer shall be entitled to rely on such request, consent or waiver. This Agreement shall be binding upon the Company with respect to such Letter of Credit as so modified or extended, and with respect to any action taken or omitted by such Letter of Credit Issuer pursuant to any such request, consent or waiver.

       2.4    Application of Proceeds.

              2.4.1 Revolving Loan. Subject to Section 2.4.4, the Company will apply the proceeds of the Revolving Loan for the Acquisition, working capital and other lawful corporate purposes of the Company and its Subsidiaries; provided, however, that a Reinvestment Reserve may only be used to acquire replacement or other assets.

              2.4.2 Acquisition Loan. The Company will apply the proceeds of the Acquisition Loan to finance Permitted Acquisitions, including the repayment of related Indebtedness of the acquired entity that will not be assumed by the Company and its Subsidiaries and to pay the related transaction fees and expenses.

              2.4.3 Letters of Credit. Letters of Credit shall be issued only for such lawful corporate purposes as the Company has requested in writing and to which the Letter of Credit Issuer agrees.

              2.4.4 Specifically Prohibited Applications. The Company will not, directly or indirectly, apply any part of the proceeds of any extension of credit made pursuant to the Credit Documents in a manner that would cause the borrowing or the application of such proceeds to violate any Legal Requirements applicable to the Lenders.

3.     Interest; LIBOR Pricing Options; Fees.

       3.1 Interest. The Loan shall accrue and bear interest at a rate per annum which shall at all times equal the Applicable Rate. Prior to any stated or accelerated maturity of the Loan, the Company will, on each Payment Date, pay the accrued and unpaid interest on the portion of the Loan which was not subject to a LIBOR Pricing Option. On the last day of each LIBOR Interest Period or on any earlier termination of any LIBOR Pricing Option, the Company will pay the accrued and unpaid interest on the portion of the Loan which was subject to the LIBOR Pricing Option which expired or terminated on such date. In the case of any LIBOR Interest Period longer than three months, the Company will also pay the accrued and unpaid interest on the portion of the Loan subject to the LIBOR Pricing Option having such LIBOR Interest Period at three-month intervals, the first such payment to be made on the last Banking Day of the three-month period which begins on the first day of such LIBOR Interest Period. On the stated or any accelerated maturity of the Loan, the Company will pay all accrued and unpaid interest on the Loan, including any accrued and unpaid interest on any portion of the Loan which is subject to a LIBOR Pricing Option. All payments of interest hereunder shall be made to the Agent for the account of each Lender in accordance with such Lender's Percentage Interest therein.

       3.2    LIBOR Pricing Options.

              3.2.1 Election of LIBOR Pricing Options. Subject to all of the terms and conditions hereof and so long as no Default exists, the Company may from time to time, by irrevocable notice to the Agent actually received by noon (Boston time) not less than three Banking Days prior to the commencement of the LIBOR Interest Period selected in such notice, elect to have such portion of the Loan as the Company may specify in such notice accrue and bear interest during the LIBOR Interest Period so selected at the Applicable Rate computed on~the basis of the LIBOR Rate. In the event the Company at any time does not elect a LIBOR Pricing Option under this Section 3.2.1 for any portion of the Loan (upon termination of a LIBOR Pricing Option or otherwise), then such portion of the Loan will accrue and bear interest at the Applicable Rate based on the Base Rate. A single LIBOR Pricing Option may include any portion of the Revolving Loan designated by the Company in the notice referred to above. No election of a LIBOR Pricing Option shall become effective:

              (a) if, prior to the commencement of any such LIBOR Interest Period, the Agent reasonably determines that, by reason of circumstances arising after the date hereof, after consultation with the Company, (i) the electing or granting of the LIBOR Pricing Option in question would violate a Legal Requirement, (ii) eurodollar deposits in an amount comparable to the amount of the Loan as to which such LIBOR Pricing Option has been elected and which have a term corresponding to the proposed LIBOR Interest Period are not readily available in the inter-bank eurodollar market, or (iii) by reason of circumstances affecting the inter-bank eurodollar market, adequate and reasonable methods do not exist for ascertaining the interest rate applicable to such deposits for the proposed LIBOR Interest Period; or

              (b) if the Required Lenders shall have advised the Agent by telephone or otherwise at or prior to noon (Boston time) on the second Banking Day prior to the commencement of such proposed LIBOR Interest Period (and shall have subsequently confirmed in writing) that, after reasonable efforts to determine the availability of such eurodollar deposits, the Required Lenders reasonably anticipate that eurodollar deposits in an amount equal to the Percentage Interest of the Required Lenders in the portion of the Loan as to which such LIBOR Pricing Option has been elected and which have a term corresponding to the LIBOR Interest Period in question will not be offered in the eurodollar market to the Required Lenders at a rate of interest that does not exceed the anticipated LIBOR Basic Rate.

              3.2.2 Notice to Lenders and Company. The Agent will promptly inform each Lender (by telephone or otherwise) of each notice received by it from the Company pursuant to Section 3.2.1 and of the LIBOR Interest Period specified in such notice. Upon determination by the Agent of the LIBOR Rate for such LIBOR Interest Period or in the event such election shall not become effective, the Agent will promptly notify the Company and each Lender (by telephone or otherwise) of the LIBOR Rate so determined or why such election did not become effective, as the case may be.

              3.2.3 Selection of LIBOR Interest Periods. LIBOR Interest Periods shall be selected so that:

              (a) the minimum portion of the Loan subject to any LIBOR Pricing Option shall be $1,000,000 and an integral multiple of $1,000,000;

              (b) no more than six LIBOR Pricing Options shall be outstanding at any one time;

              (c) no LIBOR Interest Period shall expire later than the Final Maturity Date; and

              (d) prior to the earlier of the date 60 days after the Initial Closing Date or the date the Agent informs the Company that the proposed initial syndication of the credit facilities provided hereby will close, no LIBOR Interest Period shall extend beyond such date except with the written consent of the Agent. The Company and the Agent shall confer about the appropriate scheduling of the selection of LIBOR Interest Periods to facilitate the anticipated syndication of the credit facilities provided herein to other Lenders.

              3.2.4 Additional Interest. If any portion of the Loan subject to a LIBOR Pricing Option is repaid, or any LIBOR Pricing Option is terminated for any reason (including acceleration of maturity, but excluding a termination caused by default by a Lender), on a date which is prior to the last Banking Day of the LIBOR Interest Period applicable to such LIBOR Pricing Option, the Company will pay to the Agent for the account of each Lender in accordance with such Lender's Percentage Interest, in addition to any amounts of interest otherwise payable hereunder, an amount equal to the losses (excluding lost profits) incurred by such Lender as a result of such early prepayment or termination. The determination by the Agent of such amount of such losses shall, in the absence of manifest error, be conclusive. For purposes of this Section 3.2.4, if any portion of the Loan which was to have been subject to a LIBOR Pricing Option is not outstanding on the first day of the LIBOR Interest Period applicable to such LIBOR Pricing Option other than for reasons described in Section 3.2.1 or as a result of the failure of any Lender to perform its obligations under Section 2, the Company shall be deemed to have terminated such LIBOR Pricing Option.

              3.2.5 Violation of Legal Requirements. If any mandatory Legal Requirement shall prevent any Lender from funding or maintaining through the purchase of deposits in the interbank eurodollar market any portion of the Loan subject to a LIBOR Pricing Option or otherwise from giving effect to such Lender's obligations as contemplated by Section 3.2, (a) the Agent may by notice to the Company terminate all of the affected LIBOR Pricing Options of such Lender, (b)the portion of the Loan subject to such terminated

       LIBOR Pricing Options shall immediately bear interest thereafter at the Applicable Rate computed on the basis of the Base Rate and (c) the Company shall make any payment required by Section 3.2.4.

              3.2.6 Funding Procedure. The Lenders may fund any portion of the Loan subject to a LIBOR Pricing Option out of any funds available to the Lenders. Regardless of the source of the funds actually used by any of the Lenders to fund any portion of the Loan subject to a LIBOR Pricing Option, however, all amounts payable hereunder, including the interest rate applicable to any such portion of the Loan and the amounts payable under Sections 3.2.4 and 3.5, shall be computed as if each Lender had actually funded such Lender's Percentage Interest in such portion of the Loan through the purchase of deposits in such amount of the type by which the LIBOR Basic Rate was determined with a maturity the same as the applicable LIBOR Interest Period relating thereto and through the transfer of such deposits from an office of the Lender having the same location as the applicable LIBOR Office to one of such Lender's offices in the United States of America.

       3.3 Commitment Fees. In consideration of the Lenders' commitments to make the extensions of credit provided for in Section 2.1, while such commitments are outstanding, the Company will pay to the Agent for the account of the Lenders in accordance with the Lenders' respective Commitments in the Revolving Loan, on each Payment Date, an amount equal to daily interest computed at the rate of 0.500% per annum on the amount by which (a) the daily Maximum Amount of Revolving Credit during the three-month period or portion thereof ending on such Payment Date exceeded (b)the sum of (i) the daily Revolving Loan during such period or portion thereof plus (ii) the daily Letter of Credit Exposure during such period or portion thereof.

       3.4 Letter of Credit Fees. The Company will pay to the Agent for the account of the Lenders, in accordance with the Lenders' respective Percentage Interests, on each Payment Date, a Letter of Credit fee equal to daily interest at a rate per annum equal to the Applicable Margin indicated for the LIBOR Rate on the daily Letter of Credit Exposure during the three-month period or portion thereof ending on such Payment Date. The Company will pay to the Letter of Credit Issuer for its own account on the date such Letter of Credit is issued, extended, renewed or amended an amount equal to (a) 1/8% of the amount of such Letter of Credit and (b) customary service charges and expenses for its services in connection with the Letters of Credit at the times and in the amounts from time to time in effect in accordance with its general rate structure, including fees and expenses relating to issuance, amendment, negotiation, cancellation and similar operations.

       3.5    Changes in Circumstances; Yield Protection.

              3.5.1  Reserve Requirements, etc. If any Legal Requirement shall
       (a) impose, modify, increase or deem applicable any insurance assessment, reserve, special deposit or similar requirement against any Funding Liability or the Letters of Credit, (b) impose, modify, increase or deem applicable any other requirement or condition with respect to any Funding Liability or the Letters of Credit, or (c) change the basis of taxation of Funding Liabilities or payments in respect of any Letter of Credit (other than changes in the rate of taxes measured by the overall net income of such Lender) and the effect of any of the foregoing shall be to increase the cost to any Lender of issuing, making, funding or maintaining its respective Percentage Interest in any portion of the Loan subject to a LIBOR Pricing Option or any Letter of Credit, to reduce the amounts received or receivable by such Lender under this Agreement or to require such Lender to make any payment or forego any amounts otherwise payable to such Lender under this Agreement (other than any Tax or any reserves that are included in computing the LIBOR Reserve Rate), then such Lender may claim compensation from the Company under Section 3.5.5.

              3.5.2  Taxes.

              (a) All payments of the Credit Obligations shall be made without set-off or counterclaim and free and clear of any deductions, including deductions for Taxes, unless the Company is required by law to make such deductions. If (i) any Lender shall be subject to any Tax with respect to any payment of the Credit Obligations or its obligations hereunder or (ii) the Company shall be required to withhold or deduct any Tax on any payment on the Credit Obligations, then such Lender may claim compensation from the Company under Section 3.5.5 to the extent such Lender is then in compliance with any applicable requirements of paragraph (b) below. Whenever Taxes must be withheld by the Company with respect to any payments of the Credit Obligations, the Company shall promptly furnish to the Agent for the account of the applicable Lender official receipts (to the extent that the relevant governmental authority delivers such receipts) evidencing payment of any such Taxes so withheld. If the Company fails to pay any such Taxes when due or fails to remit to the Agent for the account of the applicable Lender the required receipts evidencing payment of any such Taxes so withheld or deducted, the Company shall indemnify the affected Lender for any incremental Taxes and interest or penalties that may become payable by such Lender as a result of any such failure. In the event any Lender receives a refund of any Taxes for which it has received payment from the Company under this Section 3.5.2, such Lender shall promptly pay the amount of such refund to the Company, together with any interest thereon actually earned by such Lender.

              (b) If any Lender is not created or organized in, or under the laws of, the United States of America or any state thereof, such Lender shall deliver to the Company and the Agent such duly executed forms and statements from time to time as may be necessary so that such Lender is entitled to receive payments of the Credit Obligations payable to it without deduction or withholding of any United States federal income taxes, to the extent such exemption is available to such Lender. If no such exemption is available at the time a Lender becomes party to this Agreement or if at any time the Company and the Agent have not received all forms and statements (including any renewals thereof) required to be provided by any Lender pursuant to this paragraph (b), paragraph (a) above shall not apply with respect to any amount of United States federal income taxes required to be withheld from payments of the Credit Obligations to such Lender.

              3.5.3 Capital Adequacy. If any Lender shall reasonably determine that compliance by such Lender with any Legal Requirement after the date hereof regarding capital adequacy of banks or bank holding companies has or would have the effect of reducing the rate of return on the capital of such Lender and its Affiliates as a consequence of such Lender's commitment to make the extensions of credit contemplated hereby, or such Lender's maintenance of the extensions of credit contemplated hereby, to a level below that which such Lender could have achieved but for such compliance (taking into consideration the policies of such Lender and its Affiliates with respect to capital adequacy immediately before such compliance and assuming that the capital of such Lender and its Affiliates was fully utilized prior to such compliance) by an amount reasonably deemed by such Lender to be material, then such Lender may claim compensation from the Company under Section 3.5.5.

              3.5.4 Regulatory Changes. If any Lender shall determine that (a) any change in any Legal Requirement (including any new Legal Requirement) after the date hereof shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Lender with respect to the Loan or the Letters of Credit or the return to be earned by such Lender on the Loan or the Letters of Credit, (ii) impose a cost on such Lender or any Affiliate of such Lender that is attributable to the making or maintaining of, or such Lender's commitment to make, its portion of the Loan or the Letters of Credit, or (iii) require such Lender or any Affiliate of such Lender to make any payment on, or calculated by reference to, the gross amount of any amount received by such Lender under any Credit Document (other than Taxes or income or franchise taxes), and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the Applicable Rate or the Letter of Credit fees, then such Lender may claim compensation from the Company under Section 3.5.5.

              3.5.5 Compensation Claims. Within 15 days after the receipt by the Company of a certificate from any Lender setting forth why it is claiming compensation under this Section 3.5 and computations (in reasonable detail) of the amount thereof, the Company shall pay to such Lender such additional amounts as such Lender sets forth in such certificate as sufficient fully to compensate it on account of the foregoing provisions of this Section 3.5, together with interest on such amount from the 15th day after receipt of such certificate until payment in full thereof at the Overdue Reimbursement Rate. The determination by such Lender of the amount to be paid to it and the basis for computation thereof hereunder shall be conclusive so long as (a) such determination is made in good faith, (b) no manifest error appears therein and (c) the Lender uses reasonable averaging and attribution methods. The Company shall be entitled to replace any such Lender in accordance with Section 11.3.

              3.5.6 Mitigation. Each Lender shall take such commercially reasonable steps as it may determine are not disadvantageous to it, including changing lending offices to the extent feasible, in order to reduce amounts otherwise payable by the Company to such Lender pursuant to Sections 3.2.4 and 3.5 or to make LIBOR Pricing Options available under Sections 3.2.1 and 3.2.5. In addition, the Company shall not be responsible for costs (a) under Section 3.5 arising more than 90 days prior to receipt by the Company of the certificate from the affected Lender pursuant to such Section 3.5 or

       (b)under Section 3.2.4 arising from the termination of LIBOR Pricing Options more than 90 days prior to the demand by the Agent for payment under Section 3.2.4.

       3.6 Computations of Interest and Fees. For purposes of this Agreement, interest, commitment fees and Letter of Credit fees (and any other amount expressed as interest or such fees) shall be computed on the basis of a 360-day year for actual days elapsed; provided, however, that interest on any portion of the Loan calculated with respect to clause (a) of the Base Rate shall be computed on the basis of a 365-day year. If any payment required by this Agreement becomes due on any day that is not a Banking Day, such payment shall, except as otherwise provided in the definition of "LIBOR Interest Period", be made on the next succeeding Banking Day. If the due date for any payment of principal is extended as a result of the immediately preceding sentence, interest shall be payable for the time during which payment is extended at the Applicable Rate.

       3.7 Maximum Lawful Interest Rate. All Credit Documents are expressly limited so that in no event, including the acceleration of the maturity of the Credit Obligations, shall the amount paid or agreed to be paid in respect of interest on the Credit Obligations exceed the maximum permissible amount under applicable law, as in effect on the date hereof and as subsequently amended or modified to allow a greater amount of interest to be paid under the Credit Documents. If for any reason the amount in respect of interest required by the Credit Documents exceeds such maximum permissible amount, the obligation to pay interest under the Credit Documents shall be automatically reduced to such maximum permissible amount and any amounts in respect of interest previously paid to the Lenders in excess of such maximum permissible amount shall be automatically applied to reduce the amount of the Loans and Letter of Credit Exposure.

4.     Payment.

       4.1 Payment at Maturity. On the Final Maturity Date or any accelerated maturity of the Loan, the Company will pay to the Agent an amount equal to the Loan then due, together with all accrued and unpaid interest and fees with respect thereto and all other Credit Obligations then outstanding.

       4.2 Scheduled Required Prepayments. On each Payment Date set forth below, the Company will pay to the Agent as a prepayment of the Acquisition Term

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

Loan the lesser of (a) the percentage set forth below for such date of the Acquisition Term Loan outstanding on the Acquisition Facility Revolver Termination Date or (b) the amount of the Acquisition Term Loan then outstanding.

           Payment Date                                   Percentage Amount
           ------------                                   -----------------
           June 30,2001..................................................6.250%

           September 30, 2001............................................6.250%

           December 31, 2001.............................................6.250%

           March 31, 2002................................................6.250%

           June 30, 2002.................................................5.625%

           September 30, 2002............................................5.625%

           December 31, 2002.............................................5.625%

           March 31, 2003................................................5.625%

           June 30, 2003.................................................4.375%

           September 30, 2003............................................4.375%

           December 31, 2003.............................................4.375%

           March 31, 2004................................................4.375%

           June 30, 2004.................................................4.375%

           September 30, 2004............................................4.375%

           December 31, 2004.............................................4.375%

           March 31, 2005................................................4.375%

           June 30, 2005.................................................4.375%

           September 30, 2005............................................4.375%

           December 31, 2005.............................................4.375%

           March 31, 2006................................................4.375%

       4.3    Contingent Required Prepayments.

              4.3.1 Excess Credit Exposure. If at any time the Revolving Loan exceeds the limits set forth in Section 2.1, the Company shall within one Banking Day pay the amount of such excess to the Agent as a prepayment of the Revolving Loan. If at any time the Letter of Credit Exposure exceeds the limits set forth in Section 2.2, the Company shall within one Banking Day pay the amount of such excess to the Agent to be applied as provided in Section 4.5. If at any time any portion of the Acquisition Loan exceeds the applicable Maximum Amount of Facility Credit, or the aggregate Acquisition Loan exceeds $20,000,000, the Company shall within one Banking Day pay the amount of such excess to the Agent as a prepayment of the Acquisition Loan.

              4.3.2 Excess Cash Flow. Within five Banking Days after the date annual financial statements have been (or are required to have been) furnished by the Company to the Lenders in accordance with Section 6.4.1, commencing with financial statements for the fiscal year ending December 31, 2000, the Company shall pay to the Agent as a prepayment of the Loan to be applied as provided in Section 4.6.2 an amount equal to the lesser of (a) the remainder, if any of (i) the ECF Prepayment Percentage of Consolidated Excess Cash Flow for its most recently completed fiscal year minus (ii) to the extent such amount does not reduce Consolidated Fixed Charges, voluntary prepayments of the Acquisition Term Loan and other term Financing Debt of the Company, and its Subsidiaries permitted by this Agreement during such year and prepayments of the Revolving Loan during such year to the extent necessary to reduce the Revolving Loan to the level established by a voluntary reduction of the Maximum Amount of Revolving Credit, or (b) the amount of the Loan.

              4.3.3 Net Asset Sale Proceeds. Upon receipt of Net Asset Sale Proceeds by the Company, any of its Subsidiaries or any Restricted Affiliates, the Company shall within three Banking Days pay to the Agent as a prepayment of the Loan to be applied as provided in Section 4.6.2 the lesser of: (a) the amount of such Net Asset Sale Proceeds or (b) the amount of the Loan; provided, however, that Net Asset Sale Proceeds constituting part of a Reinvestment Reserve are not required to be applied to repay the Loan.

              4.3.4 Net Debt Proceeds. Upon receipt of Net Debt Proceeds by the Company, any of its Subsidiaries or any Restricted Affiliates, the Company shall within three Banking Days pay to the Agent as a prepayment of the Loan to be applied as provided in Section 4.6.2 the lesser of (a) the amount of such Net Debt Proceeds or (b) the amount of the Loan.

              4.3.5 Net Equity Proceeds. Upon receipt of Net Equity Proceeds by the Company, any of its Subsidiaries or any Restricted Affiliates, the Company shall within three Banking Days pay to the Agent as a prepayment of the Loan to be applied as provided in Section 4.6.2 the lesser of (a) the amount of such Net Equity Proceeds sufficient to reduce the Reference Leverage Ratio, on a pro forma basis assuming that all such Net Equity Proceeds were applied to reduce Consolidated Total Debt to no greater than 3.00X, or (b) the amount of the Loan.

       4.4 Voluntary Prepayments. In addition to the prepayments required by Sections 4.2 and 4.3, the Company may from time to time prepay all or any portion of the Loan (in a minimum amount of $1,000,000 and an integral multiple of $500,000 with respect to the Revolving Loan, and in a minimum amount of $250,000 and an integral multiple of $5,000 with respect to the Acquisition Loan, or in each case, such lesser amount as is then outstanding), without premium or penalty of any type (except as provided in Section 3.2.4 with respect to the early termination of LIBOR Pricing Options). The Company shall give the Agent at least one Banking Day prior notice of its intention to prepay the Revolving Loan or the Acquisition Loan under this Section 4.4, specifying the date of payment, which Acquisition Facility, if any, will be repaid, and the total amount of the Revolving Loan or the Acquisition Loan to be paid on such date.

       4.5 Letters of Credit. If on the Final Maturity Date or any accelerated maturity of the Credit Obligations the Lenders shall be obligated in respect of a Letter of Credit or a draft accepted under a Letter of Credit, the Company will either:

              (a) prepay such obligation by depositing cash with the Agent, or

              (b) deliver to the Agent a standby letter of credit (designating the Letter of Credit Issuer as beneficiary and issued by a bank and on terms reasonably acceptable to the Letter of Credit Issuer), in each case in an amount equal to the portion of the then Letter of Credit Exposure issued for the account of the Company. Any such cash so deposited and the cash proceeds of any draw under any standby Letter of Credit so furnished, including any interest thereon, shall be returned by the Agent to the Company only when, and to the extent that, the amount of such cash held by the Agent exceeds the Letter of Credit Exposure at such time and no Default then exists; provided, however, that if an Event of Default occurs and the Credit Obligations become or are declared immediately due and payable, the Agent may apply such cash, including any interest thereon, to the payment of any of the Credit Obligations.

       4.6    Reborrowing; Application of Payments. etc.

              4.6.1 Reborrowing. The amounts of the Revolving Loan or the Acquisition Loan prepaid pursuant to Section 4.4 may be reborrowed from time to time prior to the Final Maturity Date for the Revolving Loan, and prior to the Acquisition Facility Revolver Termination Date for the Acquisition Loan, in accordance with Section 2.1 and 2.2, subject to the limits set forth therein.

              4.6.2 Order of Application. Any prepayment of the Loan pursuant to Sections 4.3.2, 4.3.3, 4.3.4 or 4.3.5 shall be applied pro rata to the Revolving Loan and the Acquisition Loan in accordance with the relative outstanding principal and' unfunded Commitments with respect thereto, pro rata to each Acquisition Facility in accordance with the respective amounts thereof (and, except in the case of the Reinvestment Reserve, to the permanent reduction of the Revolving Loan Commitments or the Acquisition Loan Commitments whether or not any portion of the Revolving Loan or the Acquisition Loan is then outstanding). Partial prepayments of the Acquisition Term Loan made pursuant to Sections 4.3 or 4.4 must be applied pro rata to the remaining installments thereof under Section 4.2. Subject to the foregoing, any prepayment of the Loan shall be applied first to the portion of the Loan, as the case may be, not then subject to LIBOR Pricing Options, then the balance of any such prepayment shall be applied to the portion of the Loan then subject to LIBOR Pricing Options, in the chronological order of the respective maturities thereof (or as the Company may otherwise specify in writing), together with any payments required by Section 3.2.4.

              4.6.3 Payments for Lenders. All payments of principal hereunder shall be made to the Agent for the account of the Lenders in accordance with

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

       the Lenders' respective Percentage Interests in the Credit Obligations so repaid.

5.     Conditions to Extending Credit.

       5.1 Conditions on Initial Closing Date. The obligations of the Lenders to make the initial extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Initial Closing Date, of the conditions set forth in this Section 5.1 as well as the further conditions in Section 5.2. If the conditions set forth in this Section 5.1 are not met on or prior to the Initial Closing Date, the Lenders shall have no obligation to make any extensions of credit hereunder.

              5.1.1 Notes. The Company shall have duly executed and delivered to the Agent a Revolving Note for each Lender having a Commitment with respect thereto who has requested delivery of a Note prior to the Initial Closing Date.

              5.1.2 Payment of Fees. The Company shall have paid to the Agent and the Syndication Agent the fees contemplated by the separate agreement among the Agent, the Syndication Agent and the Company on or prior to the date hereof.

              5.1.3 Legal Opinions. On the Initial Closing Date, the Lenders shall have received from Skadden, Arps, Slate, Meagher & Flom, LLP, special counsel for the Company, its Subsidiaries and the Restricted Affiliates their opinion with respect to the transactions contemplated by the Credit Documents, which opinion shall be in form and substance reasonably satisfactory to the Required Lenders. The Company authorizes and directs its special counsel to furnish the foregoing opinion.

              5.1.4 Guarantee and Security Agreement. Each of the Company and the Guarantors shall have duly authorized, executed and delivered to the Agent a Guarantee and Security Agreement in substantially the form of
       Exhibit 5.1.4 (the "Guarantee and Security Agreement").

              5.1.5 Internet Investor Pledge Agreement. The holders of equity interests (and options, warrants, conversion rights and other purchase rights with respect thereto, if any) of Internet Holdings shall have duly authorized,

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

       executed and delivered to the Agent a pledge agreement in substantially the form of Exhibit 5.1.5 (the "Internet Investor Pledge Agreement").

              5.1.6 Perfection of Security. Each Obligor shall have duly authorized, executed, acknowledged, delivered, filed, registered and recorded such security agreements, notices, financing statements, memoranda of intellectual property security interests and other instruments as the Agent may have reasonably requested in order to perfect the Liens purported or required pursuant to the Credit Documents to be created in the Credit Security and shall have paid all filing or recording fees or taxes required to be paid in connection therewith, including any recording, mortgage, documentary, transfer or intangible taxes.

              5.1.7 Organization of Content Entity. The Training Content Assets shall be owned by the Content Entity, which shall own no assets and conduct no business other than the ownership, development, acquisition and license to the Company and the Internet Entity of the Training Content Assets. The Content Entity shall have duly authorized, executed and delivered each of the Company Content License and the Internet Content License, each of which shall be in full force and effect. The Content Entity shall be owned solely by the Company and the Internet Entity, and the Company shall own at least 50% (which shall constitute a controlling portion upon request of the Agent after the occurrence and during the continuance of an Event of Default) of the equity interests entitled to vote generally in the management of, or election of the managers or other governing body of, the Content Entity. The Internet License Agreement, the Company Content License and the contractual arrangements and allocation of assets, operations, expenses and governance among the Content Entity, the Internet Entity, the Company, Company Holdings and Internet Holdings shall be reasonably satisfactory to the Lenders.

              5.1.8 Organization of Internet Entity. The Internet Entity shall own no assets and conduct no operations other than developing, marketing and providing information technology and business training and information using the Training Content Assets through electronic media. The Internet Entity shall be owned solely by Internet Holdings, which shall be controlled by USEP.

              5.1.9 Acquisition. Other than as consented to by the Agent in writing:

              (a) The provisions of the Acquisition Agreement shall not have been amended, modified, waived or terminated.


              (b) All of the representations and warranties of the Seller set forth in the Acquisition Agreement shall be complete and correct in all material respects on and as of the Initial Closing Date with the same force and effect as though made on and as of such date.

              (c) All of the other conditions to the obligations of Company Holdings and its Subsidiaries set forth in the Acquisition Agreement shall have been satisfied.

              (d) Any material consent, authorization, order or approval of any Person required in connection with the transactions contemplated by the Acquisition Agreement shall have been obtained and shall be in full force and effect.

              (e) All of the items required to be delivered under the Acquisition Agreement shall have been so delivered.

              (f) Contemporaneously with the making by the Lenders of the first extension of credit hereunder, the Company shall have furnished to the Lenders a certificate, signed by a Financial Officer, to the effect that the closing has occurred under the Acquisition Agreement and to the effect that each of the conditions set forth in this Section 5.1.9 has been satisfied.

              5.1.10 Capitalization, EBITDA, etc.

              (a) The Company shall have net members' equity of at least $50,000,000.

              (b) The total of the cash equity investment in the Company and the Internet Entity (indirectly through Company Holdings and Internet Holdings) by U.S. Equity Partners, L.P. and its Affiliates shall be not less than $127,000,000 in the aggregate.

              (c) On the Initial Closing Date, the pro forma Consolidated EBITDA for the previous 12 months shall be not less than $10,000,000, and the pro forma Reference Leverage Ratio shall be not greater than 4.50x.

              (d) Since December 31, 1998, no Material Adverse Change shall have occurred.

              (e) The divestiture and allocation of assets and liabilities acquired in connection with the Acquisition and the related transactions by Company Holdings to the Company, the Content Partnership and the Internet Entity shall be reasonably satisfactory to the Agent.

              (f) After giving effect to the Acquisition and the incurrence of the Credit Obligations, each of the Company, each of its Subsidiaries and each Restricted Affiliate:

                            (i)    will be solvent;

                            (ii) will have assets having a fair saleable value in excess of the amount required to pay their probable liability on their existing debts (including the Credit Obligations) as such debts become absolute and mature; business; and

                            (iii) will have access to adequate capital for the conduct of their business; and

                            (iv) will have the ability to pay their debts from time to time incurred as such debts mature.

              (g) The Company shall have furnished to the Lenders a certificate, signed by a Financial Officer, to such effect, together with detailed computations verifying the items in clauses (a), (b)and (c) above and a balance sheet of the Company and its Subsidiaries on a Consolidated basis giving pro forma effect to the Acquisition and the incurrence of the Credit Obligations.

              5.1.11 Adverse Market Change. Since January 5, 2000 no material adverse change shall have occurred in the syndication markets for credit facilities similar in nature to this Agreement and no material disruption of or material adverse change in the financial, banking or capital markets that would have an adverse effect on such syndication market shall have occurred, in each case as determined by the Agent and the Syndication Agent in their sole discretion.

              5.1.12 Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary corporate, limited liability company or other proceedings. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect.

              5.1.13 General. All legal, corporate and limited liability company proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Agent and the Agent shall have received copies of all documents, including certified copies of the Charter and By-Laws of the Company and the other Obligors, records of corporate and limited liability company proceedings. certificates as to signatures and incumbency of officers and opinions of counsel, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate, limited liability company or governmental authorities.

       5.2 Conditions to Each Extension of Credit. The obligations of the Lenders to make any extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Closing Date for such extension of credit, of the following conditions:

              5.2.1 Officer's Certificate. The representations and warranties contained in Section 7 shall be true and correct in all material respects on and as of such Closing Date with the same force and effect as though made on and as of such date (except as to any representation or warranty which refers to a specific earlier date); no Default shall exist on such Closing Date prior to or immediately after giving effect to the requested extension of credit; no Material Adverse Change shall have occurred since the Initial Closing Date and the Company shall have furnished to the Agent in connection with the requested extension of credit a certificate to these effects, in substantially the form of Exhibit 5.2.1, signed by a Financial Officer.

              5.2.2 Legality, etc. The making of the requested extension of credit shall not (a) be prohibited by any Legal Requirement or (b) violate any credit restraint program of the executive branch of the government of the United States of America, the Board of Governors of the Federal Reserve System or any other governmental or administrative agency so long as any Lender reasonably believes that compliance therewith is customary commercial practice.

       5.3    Conditions on Acquisition Facility Initial Closing Date.
The obligations of the Lenders to make any extension of an Acquisition Facility pursuant to Section 2.2 (to the extent the Lenders agreed to become so obligated) shall be subject to the satisfaction, on or before the Closing Date for such Acquisition Facility, of the conditions set forth in this Section 5.3, as well as the further conditions of Section 5.2.

              5.3.1 Acquisition Notes. The Company shall have duly executed and delivered to the Agent the appropriate Acquisition Notes for each Lender having a Commitment therein who has requested delivery of an Acquisition Note prior to such Closing Date.

              5.3.2 Joinder Agreement. Any new Lenders participating in such Acquisition Facility shall have executed and delivered a joinder agreement reasonably satisfactory to the Agent pursuant to which such new Lender agrees to become a party to and be bound by this Agreement.

              5.3.3 Legal Opinions. On such Closing Date, the Lenders shall have received a legal opinion reasonably satisfactory to the Required Lenders from the counsel of the Company in substantially the form delivered pursuant to Section 5.1.3.

              5.3.4 Financed Acquisitions. Other than as consented to by the Agent in writing, which consent shall not be unreasonably withheld:

              (a) The principal terms and provisions of any acquisition agreement in connection with the acquisition for which such Acquisition Facility is being requested (the "Financed Acquisition Agreement") shall be reasonably satisfactory to the Required Lenders and shall not have been amended, modified, waived or terminated in any material respect.

              (b) All of the material representations and warranties of the sellers set forth in the Financed Acquisition Agreement shall be complete and correct in all material respects on and as of such Closing Date for the Acquisition Facility with the same force and effect as though made on and as of such date.

              (c) All of the other material conditions to the obligations of the Company and its Subsidiaries set forth in the Financed Acquisition Agreement shall have been satisfied in all material respects.

              (d) Any material consent, authorization, order or approval of any Person required in connection with the transactions contemplated by the Financed Acquisition Agreement shall have been obtained and shall be in full force and effect.

              (e) All of the material items required to be delivered to the Company and its Subsidiaries under the Financed Acquisition Agreement shall have been so delivered.

              (f) Contemporaneously with the making by the Lenders of the extension of credit under such Acquisition Facility, the Company shall have furnished to the Lenders a certificate of the Company signed on its behalf by a Financial Officer to the effect that the closing is occurring under the Financed Acquisition Agreement contemporaneously with such extension of credit and to the effect that each of the conditions set forth in this Section 5.3.4 has been satisfied.

              5.3.5 General. All legal, corporate and limited liability company proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Agent and the Agent shall have received copies of all documents which the Agent may have reasonably requested in connection with such Acquisition Facility. All other conditions as may be determined by the Agent and set forth in the written commitments with respect to such Acquisition Facility, including the payment of any syndication or closing fees which are so set forth, shall be reasonably satisfactory in form and substance to the Agent.

6. General Covenants. Each of the Company and the other Guarantors covenants that, until all of the Credit Obligations shall have been paid in full and until the

Lenders' commitments to extend credit under this Agreement and any other Credit Document shall have been irrevocably terminated, the Company, its Subsidiaries and (except as specified to the contrary below for specific covenants) the Restricted Affiliates will comply with the following provisions as are applicable to it:

       6.1    Taxes and Other Charges; Accounts Payable.

              6.1.1 Taxes and Other Charges. Each of the Company, its Subsidiaries and the Restricted Affiliates shall duly pay and discharge, or cause to be paid and discharged, before any penalty applies with respect thereto, all taxes, assessments and other governmental charges imposed upon such Person and its properties, sales or activities, or upon the income or profits therefrom, as well as all claims for labor, materials or supplies which if unpaid might by law become a Lien upon any of its property; provided, however, that any such tax, assessment, charge or claim need not be paid if the validity or amount thereof shall at the time be contested in good faith by appropriate proceedings and if such Person shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto; and provided, further, that each of the Company, its Subsidiaries and the Restricted Affiliates shall pay or bond, or cause to be paid or bonded, all such taxes, assessments, charges or other governmental claims immediately upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor (except to the extent such proceedings have been dismissed or stayed).

              6.1.2 Accounts Payable. Each of the Company, its Subsidiaries and the Restricted Affiliates shall promptly pay when due, or in conformity with customary trade terms, all accounts payable incident to the operations of such Person not referred to in Section 6.1.1; provided, however, that any such accounts payable need not be paid if the validity or amount thereof shall at the time be contested in good faith and if such Person shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto.

       6.2    Conduct of Business. etc.

              6.2.1 Types of Business. The Company and its Subsidiaries shal engage only in the business of (a) developing, marketing and providing training with regard to information technology and other business-related matters, print courseware materials and information technology journals and

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

(b) other activities reasonably related thereto. The Restricted Affiliates shall engage only in the respective businesses permitted by Section 6.18.

              6.2.2 Maintenance of Properties. Each of the Company, its Subsidiaries and the Restricted Affiliates:

              (a) shall keep its material properties used or useful in its business in such repair, working order and condition (ordinary wear and tear excepted), and shall from time to time make such repairs, replacements, additions and improvements thereto, as are necessary for the operation of its businesses and shall comply at all times in all material respects with all material franchises, licenses and leases to which it is party so as to prevent any loss or forfeiture thereof or thereunder, except where (i) compliance is at the time being contested in good faith by appropriate proceedings and (ii) failure to comply with the provisions being contested has not resulted, and is not reasonably likely to result, in the aggregate in any Material Adverse Change; and

              (b) shall do all things necessary to preserve, renew and keep in full force and effect and in good standing its legal existence and authority necessary to continue its business; provided, however, that this Section 6.2.2(b) shall not prevent the merger, consolidation or liquidation of Subsidiaries permitted by Section 6.10.

              6.2.3 Statutory Compliance. Each of the Company, its Subsidiaries and the Restricted Affiliates shall comply in all material respects with all valid Legal Requirements applicable to it, except where (a) compliance therewith shall at the time be contested in good faith by appropriate proceedings and (b) failure so to comply with the provisions being contested has not resulted, and is not reasonably likely to result, in the aggregate in any Material Adverse Change.

              6.2.4 Compliance with Material Agreements. Each of the Company, its Subsidiaries and the Restricted Affiliates shall comply in all material respects with the Material Agreements (to the extent not in violation of the other provisions of this Agreement or any other Credit Document). Without the prior written consent of the Required Lenders, no Material Agreement shall be amended, modified, waived or terminated in any manner that would have any material adverse effect on the interests of the Lenders.

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

       6.3    Insurance.

              6.3.1 Business Interruption Insurance. Each of the Company, its Subsidiaries and the Restricted Affiliates shall maintain with financially sound and reputable insurers insurance related to interruption of business, either for loss of revenues or for extra expense, in the manner customary for businesses of similar size engaged in similar activities.

              6.3.2 Property Insurance. Each of the Company, its Subsidiaries and the Restricted Affiliates shall keep its assets which are of an insurable character insured by financially sound and reputable insurers against theft and fraud and against loss or damage by fire, explosion and hazards insured against by extended coverage to the extent, in amounts and with deductibles in the manner customarily maintained by businesses of similar size engaged in similar activities.

              6.3.3 Liability Insurance. Each of the Company, its Subsidiaries and the Restricted Affiliates shall maintain with financially sound and reputable insurers insurance against liability for hazards, risks and liability to persons and property, including errors and omissions insurance, to the extent, in amounts and with deductibles in the manner customarily maintained by businesses of similar size engaged in similar activities; provided, however, that it may effect workers' compensation insurance or similar coverage with respect to operations in any particular state or other jurisdiction, through an insurance fund operated by such state or jurisdiction or by meeting the self-insurance requirements of such state or jurisdiction.

              6.3.4 Key Executive Life Insurance. From and after May 15, 2000 the Company shall maintain with financially sound and reputable insurers customary life insurance policies on Terry Nulty in an amount of at least $3,000,000 (to the extent available on customary terms).

       6.4 Financial Statements and Reports. Each of the Company, its Subsidiaries and the Restricted Affiliates shall maintain a system of accounting in which correct entries shall be made of all transactions in relation to their business and affairs in accordance with generally accepted accounting practice. The fiscal year of the Company, its Subsidiaries and the Re-stricted Affiliates shall end on December 31 in each year and the fiscal quarters of the Company, its Subsidiaries and the Re-

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
stricted Affiliates shall end on March 31, June 30, September 30 and December 31 in each year; provided, however, that any such fiscal periods may be changed upon at least 30 days prior written notice to the Agent. In the event of such change, the parties hereto shall negotiate in good faith a conforming amendment to Section 6.5 and any other affected provisions hereof.

              6.4.1 Annual Reports. The Company shall furnish to the Lenders as soon as available, and in any event within 90 days after the end of each fiscal year, commencing with the year ending December 31, 2000, the Consolidated and summary Consolidating balance sheets of (i) the Company and its Subsidiaries, (ii) the Internet Entity (which may be presented with Internet Holdings after a Qualified Public Offering), (iii) the Content Entity, (iv) Company Holdings and (v) Internet Holdings as at the end of such fiscal year, the Consolidated and summary Consolidating statements of income and Consolidated statements of changes in members' equity and of cash flows of (i) the Company and its Subsidiaries, (ii) the Internet Entity (which may be presented with Internet Holdings as part of its report on Form 10-K under the Exchange Act after a Qualified Public Offering), (iii) the Content Entity, (iv) Company Holdings and (v) Internet Holdings for such fiscal year (all in reasonable detail) and, in the case of Consolidated financial statements, comparative figures for the immediately preceding fiscal year, all accompanied by:

              (a) Reports of Arthur Andersen & Co. or other independent certified public accountants of recognized national standing selected by the Company and reasonably satisfactory to the Agent to the effect that they have audited the foregoing Consolidated financial statements in accordance with generally accepted auditing standards and that such Consolidated financial statements present fairly, in all material respects, the financial position of the Persons covered thereby at the dates thereof and the results of their operations for the periods covered thereby in conformity with GAAP and containing no material qualification.

              (b) The statement of such accountants that they have caused this Agreement to be reviewed and that in the course of their audit of the Company, its Subsidiaries, the Internet Entity, the Content Entity, Company Holdings and Internet Holdings no facts have come to their attention that cause them to believe that any Default exists with respect to Sections 6.5, 6.6.2, 6.6.12 and 6.6.13 or, if such is not the case, specifying such Default and the nature thereof. This statement is furnished by such accountants with the understanding that the examination of such accountants cannot be relied upon to give such accountants knowledge of any such Default except as it relates to accounting or auditing matters within the scope of their audit.

              (c) A certificate of the Company signed by a Financial Officer to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof, and what action the Company has taken, is taking or proposes to take with respect thereto.

              (d) Computations by the Company comparing the financial statements referred to above with the most recent budget for such fiscal year furnished to the Lenders in accordance with Section 6.4.4.

              (e)    Computations by the Company in substantially the form of
       Exhibit 6.4 demonstrating, as of the end of such fiscal year, compliance with the Computation Covenants, signed by a Financial Officer.

              (f) Calculations, as at the end of such fiscal year, of (i) the Accumulated Benefit Obligations for each Plan (other than Multiemployer Plans) and (ii) the fair. market value of the assets of such Plan allocable to such benefits.

              (g) Supplements to Exhibits 7.1, 7.3 and 7.14 showing any changes in the information set forth in such exhibits not previously furnished to the Lenders in writing, as well as any changes in the Charter, Bylaws or incumbency of officers of the Obligors from those previously certified to the Agent.

              (h) In the event of a change in GAAP, computations by the Company, signed by a Financial Officer, reconciling the financial statements referred to above with financial statements prepared in accordance with GAAP as applied to the other covenants in Section 6 and related definitions.

              (i) In reasonable detail, management's discussion and analysis of the results of operations and the financial condition of the Company, its Subsidiaries, and the Internet Entity as at the end of and for the year covered by such financial statements.

              6.4.2 Quarterly Reports. The Company shall furnish to the Lenders as soon as available and, in any event, within 45 days after the end of each of the first three fiscal quarters of the Company in each year (90 days in the case of the fiscal quarter ending March 31, 2000), the internally prepared Consolidated balance sheet of (i) the Company and its Subsidiaries, (ii) the Internet Entity (which may be presented with Internet Holdings as part of its report on Form 10-Q under the Exchange Act after a Qualified Public Offering) and (iii) the Content Entity as of the end of such fiscal quarter, the Consolidated statements of income, of changes in members' equity and of cash flows of (i) the Company and its Subsidiaries, (ii) the Internet Entity (which may be presented with Internet Holdings after a Qualified Public Offering) and (iii) the Content Entity for such fiscal quarter and for the portion of the fiscal year then ended (all in reasonable detail) and comparative figures for the same period in the preceding fiscal year, all accompanied by:

              (a) A certificate of the Company signed by a Financial Officer to the effect that such financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position of the Company and its Subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby, subject only to normal year-end audit adjustments and the addition of footnotes. In addition, the financial statements for the fiscal quarter ending March 31, 2000 shall be accompanied by the report of Arthur Andersen & Co. as to their review of such financial statements, which report shall be reasonably satisfactory to the Required Lenders.

              (b) A certificate of the Company signed by a Financial Officer to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof and what action the Company has taken, is taking or proposes to take with respect thereto.

              (c) Computations by the Company comparing the financial statements referred to above with the most recent budget for the period covered thereby furnished to the Lenders in accordance with Section 6.4.4.

              (d)    Computations by the Company in substantially the form of
       Exhibit 6.4 demonstrating, as of the end of such quarter, compliance with the Computation Covenants, signed by a Financial Officer.

              (e) In reasonable detail, management's discussion and analysis of the results of operations and financial condition of the Company and its Subsidiaries and the Internet Entity as at the end of and for the fiscal period covered by the financial statements referred to above.

              6.4.3 Monthly Reports. The Company shall furnish to the Lenders as soon as available and, in any event, within 25 days after the end of each month, the internally prepared Consolidated balance sheet, of the Company and its Subsidiaries, as at the end of such month and the Consolidated statement of income of the Company and its Subsidiaries for such month (all in reasonable detail), all accompanied by (a) a certificate of the Company signed by a Financial Officer to the effect that such financial statements were prepared in accordance with GAAP and present fairly, in all material respects, on a summary basis the financial position of the Persons covered thereby at the dates thereof and the results of their operations for the periods covered thereby, subject only to normal year-end audit adjustments and the addition of footnotes, (b) comparative figures for the same period in the preceding fiscal year and (c) computations by the Company comparing the financial statements referred to in this Section 6.4.3 with the most recent budget for the period covered thereby furnished to the Lenders in accordance with Section 6.4.4.

              6.4.4  Other Reports. The Company shall promptly furnish to the
       Lenders:

              (a) As soon as prepared and in any event before the beginning of each fiscal year, an annual budget and operating projections for such fiscal year of the Company and its Subsidiaries, prepared in a manner consistent with the manner in which the financial projections described in Section 7.2.1 were prepared.

              (b)    Any material updates of such budget and projections.

              (c) Any management letters furnished to the Company, any of its Subsidiaries, the Internet Entity or the Content Entity by their auditors.

              (d) All budgets, projections, statements of operations and other reports furnished generally to the shareholders of the Company.

              (e) Such registration statements, proxy statements and reports, including Forms S-1, S-2, S-3, S-4, 10-K, 10-Q and 8-K, as may be filed by the Company, any of its Subsidiaries, any Restricted Affiliate, the Internet Entity, Internet Holdings or Internet Corp. with the Securities and Exchange Commission.

              (f) Any 90-day letter or 30-day letter from the federal Internal Revenue Service (or the equivalent notice received from state or other taxing authorities) asserting tax deficiencies against the Company or any of its Subsidiaries.

              6.4.5 Notice of Litigation. Defaults, etc. The Company shall promptly furnish to the Lenders notice of any litigation or any administrative or arbitration proceeding (a) which creates a material risk of resulting, after giving effect to any applicable insurance, in the payment by the Company, its Subsidiaries or any Restricted Affiliate of more than $500,000 or (b) which results, or creates a material risk of resulting, in a Material Adverse Change. Promptly upon acquiring knowledge thereof, the Company shall notify the Lenders of the existence of any Default or Material Adverse Change, specifying the nature thereof and what action the Company, any of its Subsidiaries or any Restricted Affiliate has taken, is taking or proposes to take with respect thereto.

              6.4.6 ERISA Reports. The Company shall furnish to the Lenders as soon as reasonably available the following items with respect to any
       Plan:

              (a) any request for a waiver of the funding standards or an extension of the amortization period,

              (b) notice of any reportable event (as defined in section 4043 of ERISA), unless the notice requirement with respect thereto has been waived by regulation,

              (c) any notice received by any ERISA Group Person that the PBGC has instituted or intends to institute proceedings to terminate any Plan, or that any Multiemployer Plan is insolvent or in reorganization,

              (d) notice of the possibility of the termination of any Plan by its administrator pursuant to section 4041 of ERISA, and

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

              (e) notice of the intention of any ERISA Group Person to withdraw, in whole or in part, from any Multiemployer Plan.

              6.4.7 Other Information; Audit. From time to time at reasonable intervals upon request of any authorized officer of any Lender, each of the Company, its Subsidiaries and the Restricted Affiliates shall furnish to such Lender such other information regarding the business, assets, financial condition, income or prospects of the Company, its Subsidiaries or the Restricted Affiliates as such officer may reasonably request, including copies of all tax returns, licenses, agreements, leases and instruments to which any of the Company, its Subsidiaries or the Restricted Affiliates is party. Each Lender's authorized officers and representatives shall have the right during normal business hours upon reasonable notice and at reasonable intervals to examine the books and records of the Company, its Subsidiaries and the Restricted Affiliates, to make copies and notes therefrom for the purpose of ascertaining compliance with or obtaining enforcement of this Agreement or any other Credit Document. The Lenders and the Agent will use reasonable efforts, after consultation with the Company, to coordinate such requests and visits by the Lenders to minimize disruption to the Company, its Subsidiaries and the Restricted Affiliates. The Agent, upon reasonable advance notice, may undertake to have the Company, its Subsidiaries and the Restricted Affiliates reviewed by the Agent's commercial financial examiners and fixed asset appraisers.

       6.5    Certain Financial Tests.

              6.5.1 Consolidated Total Debt to Consolidated EBITDA. On the last day of each fiscal quarter of the Company, the ratio of Consolidated Total Debt to Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date shall not exceed the ratio set forth in the table below; provided, however, that in the event during such period the Company and its Subsidiaries (a) make an acquisition permitted by Section 6.8 (whether through stock purchase, asset purchase, merger or consolidation), for purposes of this covenant Consolidated Net Income shall include the income (or loss) of such acquired Person (or acquired assets) accrued during such period prior to the date of such acquisition or (b) make a disposition of assets (including stock of a Subsidiary) permitted by Section 6.10 (whether through stock sale, asset sale, merger or consolidation), for purposes of determining the Reference Leverage Ratio, Consolidated Net Income shall exclude the income (or loss) of such transferred assets (or transferred Subsidiary) accrued during such period prior to the date of such disposition. In making the computations contemplated by the foregoing proviso, the Company may make appropriate pro forma adjustments to reflect cost savings and other transaction-related items so long as all such adjustments are reasonably acceptable to the Agent.

           Period                          Ratio
           ------                          -----
           Initial Closing Date through September 29, 2000.................5.00x

           September 30, 2000 through December 30, 2000....................4.50x

           December 31, 2000 through June 29, 2001.........................4.00x

           June 30, 2001 through December 30, 2001.........................3 50x

           December 31, 2001 through December 30, 2002.....................3.00x

           December 31, 2002 through December 30, 2003.....................2.50x

           After December 30, 2003.........................................2.00x

              6.5.2 Consolidated EBITDA to Consolidated Interest Expense. For each period of four consecutive fiscal quarters of the Company, the ratio of Consolidated EBITDA to Total Interest Expense shall equal or exceed the ratio set forth in the table below.

           Period                          Ratio
           ------                          -----

           Initial Closing Date through December 30, 2000..................1.75x

           December 31, 2000 through September 29, 2001....................2.00x

           September 30, 2001 through September 29, 2002...................2.25x

           After September 29, 2002........................................2.50x

              6.5.3 Consolidated EBITDA to Consolidated Fixed Charges. For each period of four consecutive fiscal quarters of the Company, Consolidated

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

       EBITDA shall at all times equal or exceed 110% of Consolidated Fixed Charges for such period.

       6.6 Indebtedness. Neither the Company nor any of its Subsidiaries nor any of the Restricted Affiliates shall create, incur, assume or otherwise become or remain liable with respect to any Indebtedness, including Guarantees of Indebtedness of others and reimbursement obligations, whether contingent or matured, under letters of credit or other financial guarantees by third parties, (or become contractually committed to do so), except the following:

              6.6.1  Indebtedness in respect of the Credit Obligations.

              6.6.2 To the extent permitted by Section 6.7.2, Indebtedness in respect of Capitalized Lease Obligations or secured by purchase money security interests; provided, however, that the aggregate principal amount of all Indebtedness permitted by this Section 6.6.2 at any one time outstanding shall not exceed $1,000,000.

              6.6.3 Current liabilities, other than Financing Debt, incurred in the ordinary course of business and Hedge Agreements permitted by the other provisions of this Agreement.

              6.6.4 To the extent that payment thereof shall not at the time be required by Section 6.1, Indebtedness in respect of taxes, assessments, governmental charges and claims for labor, materials and supplies.

              6.6.5 Indebtedness secured by Liens of carriers, warehouses, mechanics, landlords and other Persons permitted by Sections 6.7.5 and 6.7.6.

              6.6.6 Indebtedness in respect of judgments or awards (a) which have been in force for less than the applicable appeal period or (b) in respect of which the Company, any Subsidiary or any Restricted Affiliate shall at the time in good faith be prosecuting an appeal or proceedings for review and, in the case of each of clauses (a) and (b), the Company, such Subsidiary or such Restricted Affiliate shall have taken appropriate reserves therefor in accordance with GAAP.

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

              6.6.7 Guarantees by the Company of Indebtedness and other obligations incurred by its Subsidiaries and permitted by the other provisions of this Section 6.6.

              6.6.8 Indebtedness in respect of deferred taxes arising in the ordinary course of business.

              6.6.9 Indebtedness in respect of inter-company loans and advances among the Company and its Subsidiaries which are not prohibited by
       Section 6.8.

              6.6.10 Unfunded pension liabilities and obligations with respect to Plans so long as the Company and all other ERISA Group Persons are in compliance with Section 6.15.

              6.6.11 Other Indebtedness outstanding on the date hereof and described in Exhibit 7.3 and all refinancings and extensions thereof not in excess of the amount thereof outstanding immediately prior to such refinancing or extension.

              6.6.12 Indebtedness of Foreign Subsidiaries in an aggregate principal amount not exceeding $500,000 at any one time outstanding in an equivalent amount of United States Funds.

              6.6.13 Indebtedness consisting of (a) unsecured deferred payment obligations of the Company owing to sellers in Permitted Acquisitions not exceeding $7,000,000 in the aggregate at any one time outstanding and subordinated to the Credit Obligations on substantially the terms set forth in Exhibit 6.6.13 and (b) customary purchase price adjustments, indemnification obligations and similar items of the Company and its Subsidiaries in connection with Permitted Acquisitions and asset sales permitted by Section 6.10.

              6.6.14 Indebtedness acquired or assumed by the Company and its Subsidiaries in connection with acquisitions permitted by Section 6.8 in an aggregate amount not exceeding $2,000,000 at any one time outstanding; provided, however, that such Indebtedness was not incurred in anticipation of such acquisition.

              6.6.15 Unsecured Indebtedness of the Company and its Subsidiaries in addition to the foregoing; provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $1,000,000.

       6.7 Liens. Neither the Company nor any of its Subsidiaries nor any of the Restricted Affiliates shall create, incur or enter into, or suffer to be created or incurred or to exist, any Lien (or become contractually committed to do so), except the following:

              6.7.1 Liens on the Credit Security that secure the Credit Obligations.

              6.7.2 Liens constituting (a) purchase money security interests (including mortgages, conditional sales, Capitalized Leases and any other title retention or deferred purchase devices) in real property, interests in leases or tangible personal property (other than inventory) existing or created on the date on which such property is acquired or within 90 days thereafter, and (b) the renewal, extension or refunding of any security interest referred to in the foregoing clause (a) in an amount not to exceed the amount thereof remaining unpaid immediately prior to such renewal, extension or refunding; provided, however, that (i) each such security interest shall attach solely to the particular item of property so acquired, and the principal amount of Indebtedness (including Indebtedness in respect of Capitalized Lease Obligations) secured thereby shall not exceed the cost (including all such Indebtedness secured thereby, whether or not assumed) of such item of property; and (ii) the aggregate principal amount of all Indebtedness secured by Liens permitted by this Section 6.7.2 shall not exceed the amount permitted by Section 6.6.2.

              6.7.3 Deposits or pledges made (a) in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security, (b) in connection with casualty insurance maintained in accordance with Section 6.3, (c) to secure the performance of bids, tenders, contracts (other than contracts relating to Financing Debt) or leases, (d) to secure statutory obligations or surety or appeal bonds, (e) to secure indemnity, performance or other similar bonds in the ordinary course of business or (0 in connection with contested amounts to the extent that payment thereof shall not at that time be required by Section 6.1.

              6.7.4 Liens in respect of judgments or awards, to the extent that such judgments or awards are permitted by Section 6.6.6 but only to the extent that such Liens are junior to the Liens on the Credit Security granted to secure the Credit Obligations.

              6.7.5 Liens of carriers, warehouses, mechanics and similar Liens, in each case (a) in existence less than 90 days from the date of creation thereof or (b) being contested in good faith by the Company or any Subsidiary in appropriate proceedings (so long as the Company or such Subsidiary shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto).

              6.7.6 Encumbrances in the nature of (a) zoning restrictions, (b) easements, (c) restrictions of record on the use of real property, (d) landlords' and lessors' Liens on rented premises, (e) restrictions on transfers or assignment of leases and (f) licenses, subleases and leases granted in the ordinary course of business, which in each case do not materially detract from the value of the encumbered property or impair the use thereof in the business of the Company or any Subsidiary.

              6.7.7 Liens to secure taxes, assessments and other governmental charges, to the extent that payment thereof shall not at the time be required by Section 6.1.

              6.7.8 Restrictions under federal and state securities laws on the transfer of securities.

              6.7.9 The sale of doubtful accounts receivable for collection in the ordinary course of business.

              6.7.10 Liens as in effect on the date hereof described in Exhibit
       7.3 (and renewals and replacements thereof) and securing Indebtedness permitted by Section 6.6.11.

              6.7.11 Liens on real property and other fixed assets acquired in a Permitted Acquisition securing Indebtedness permitted by Section 6.6.14 in an aggregate principal amount not exceeding $1,000,000 at any one time outstanding.

       6.8 Investments and Acquisitions. Neither the Company nor any of its Subsidiaries nor any of the Restricted Affiliates (other than the Internet Entity and Internet Holdings) shall have outstanding, acquire or hold any Investment (including any Investment consisting of the acquisition of any business) (or become contractually committed to do so), except the following:

              6.8.1 Investments of the Company and its Subsidiaries in (a) Wholly Owned Subsidiaries which are Guarantors as of the date hereof or
       (b) Persons that have become Wholly Owned Subsidiaries and Guarantors after the date hereof in accordance with Section 6.8.7; provided, however, that no such Investment shall involve the transfer by the Company of any material assets other than cash.

              6.8.2 Intercompany loans and advances from any Wholly Owned Subsidiary or Company Holdings to the Company; provided, however, that loans and advances from a Foreign Subsidiary to the Company or a Domestic Subsidiary must be subordinated to the Credit Obligations pursuant to an intercompany subordination agreement in substantially the form of Exhibit 6.8.2.

              6.8.3 Investments in Cash Equivalents and Hedge Agreements permitted by Section 6.13.

              6.8.4  Guarantees permitted by Section 6.6.

              6.8.5 The Acquisition on the Initial Closing Date as contemplated by the Acquisition Agreement.

              6.8.6 So long as immediately before and after giving effect thereto no Default exists, Investments of the Company and its Wholly Owned Subsidiaries in Foreign Wholly Owned Subsidiaries as of the date hereof or that have become Foreign Subsidiaries after the date hereof in accordance with Section 6.8.7; provided, however, that (a) such Investments shall not involve the transfer of material assets from the Company and its Domestic Subsidiaries to its Foreign Subsidiaries, other than cash and surplus equipment, and (b) Investments of the Company and its Domestic Subsidiaries in Foreign Subsidiaries made pursuant to this Section shall not exceed $1,000,000 at any one time outstanding.

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              6.8.7  The Company and its Subsidiaries may make acquisitions
       ("Permitted Acquisitions") of businesses in the same or a substantially similar line of business so long as:

              (a) The Company has provided the Agent at least 15 days prior written notice of the Closing of such acquisition and copies of all letters of intent and agreements relating thereto.

              (b) At least 15 days prior to such acquisition the Company has provided written computations, historical financial statements and projections reasonably satisfactory to the Agent demonstrating pro forma compliance with Section 6 and the absence of any Default immediately after giving effect to such acquisition.

              (c) Either (i) the aggregate purchase price consisting of cash, assumed debt, earnout payments, seller debt and noncompetition payments for such acquisition (including any related acquisitions) is less than the sum of $10,000,000 plus Available Excess Cash Flow to the extent not applied to Capital Expenditures or Distributions permitted by Section
       6.9.2 or (ii) the aggregate purchase price consisting of equity in Company Holdings (or the direct proceeds from the sale of equity in Company Holdings) for such acquisition (including any related acquisition) is less than $15,000,000 in equivalent value or (iii) the written consent of the Required Lenders shall have been obtained.

              (d) If the Reference Leverage Ratio is greater than 3.0x after giving effect to such acquisition, the written consent of the Required Lenders shall have been obtained.

              (e) The Company or one of its Wholly Owned Subsidiaries is the surviving entity of such acquisition or, in the event of a stock acquisition, the Company or one of its Wholly Owned Subsidiaries will own at least 80% of the capital stock, as well as at least 80% of the capital stock entitled to vote generally for the election of directors, of the acquired entity.

              (f) The acquired business, if an acquired or newly created domestic entity, will become a Guarantor and pledge its assets to secure the credit facility. The Company and the other Subsidiaries that are Guarantors will pledge the stock (up to 66% of the voting stock of a Foreign Subsidiary) of

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

       the acquired or newly-created entity. All steps reasonably requested by the Agent shall be taken to pledge the acquired assets as part of the Credit Security.

              (g) The Lenders will have received a customary legal opinion from special counsel to the Company with respect to the new Guarantor.

              6.8.8 Investments by the Company and its Subsidiaries not exceeding $1,000,000 at any one time outstanding in joint ventures engaged in a business described in Section 6.2.1.

              6.8.9 Investments listed on Exhibit 7.3.3 as of the Initial Closing Date without giving effect to any additions thereto or replacements thereof.

              6.8.10 The Restricted Affiliates may acquire and hold obligations of officers or other employees of the Company, its Subsidiaries and the Restricted Affiliates in connection with such officer's or employees' acquisition of shares of the Restricted Affiliates' capital stock so long as no cash is actually advanced by the Company, its Subsidiaries or Restricted Affiliates to such officer or employee in connection with such obligations.

              6.8.11 In addition to the foregoing Investments, Investments by the Company and its Subsidiaries in an aggregate amount not to exceed $1,000,000 at any time outstanding.

       6.9 Distributions. Neither the Company nor any of its Subsidiaries nor any of the Restricted Affiliates shall make any Distribution (or become contractually committed to do so), except the following:

              6.9.1 So long as immediately before and after giving effect thereto no Default exists, Restricted Affiliates and Subsidiaries of the Company may make Distributions to the Company or any Wholly Owned Subsidiary of the Company, and the Company and its Subsidiaries may make Investments permitted by Sections 6.8.1 and 6.8.2.

              6.9.2 So long as immediately before and after giving effect thereto no Default exists, the Company may make Distributions to Company Holdings and Company Holdings may make Distributions to its members in an aggregate amount (without duplication) which shall not exceed Available

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

       Excess Cash Flow to the extent not applied to Capital Expenditures or Permitted Acquisitions.

              6.9.3 The Company and the Restricted Affiliates may make Distributions to their respective members to the extent and at the times necessary for such members to pay their respective federal (and, if applicable, state) income taxes arising from such members' respective allocable shares of the Company's or such Restricted Affiliate's income taxable directly to such members for federal (and, if applicable, state) income tax purposes; provided, however, that such Distributions may be made only to the extent that the member in question has realized income arising from such allocable share of the Company's or such Restricted Affiliate's income in excess of such member's previously realized losses arising from such member's allocable share of the Company's or such Restricted Affiliate's losses applicable to such member for federal (and, if applicable, state) income tax purposes.

              6.9.4 So long as immediately before and after giving effect thereto no Default exists, the Company and the Restricted Affiliates may make Distributions in an amount which shall not exceed $250,000 in any fiscal year to repurchase Restricted Affiliate equity interests and options to acquire such equity interests owned by employees, former employees, directors or former directors of the Company, its Subsidiaries and the Restricted Affiliates.

              6.9.5 The Company, the Content Entity and the Internet Entity may perform their respective obligations under the Company Content License, the Internet Content License and the other intercompany agreements among such parties listed in clause (a) of Section 6.16.

              6.9.6 The Company and the Restricted Affiliates (other than the Internet Entity and Internet Holdings) may pay, to the extent required by the applicable Financial Advisory Services Agreement and Letter Agreement listed in clause (b) of Section 6.16:

              (a) on a quarterly basis in arrears, management fees to WP Management in an aggregate amount (for all such Persons taken together) not to exceed $125,000 in any fiscal quarter of the Company,

              (b) reimbursement to WP Management for the reasonable out-of-pocket expenses incurred in connection with performing management ser-

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

       vices to the Company, its Subsidiaries and the Restricted Affiliates (other than the Internet Entity and Internet Holdings) and

              (c) a one-time fee to WP Management in connection with each Permitted Acquisition, such fee to be payable at the closing of such Permitted Acquisition and not to exceed 2% of the aggregate consideration paid by the Company, its Subsidiaries and the Restricted Affiliates (other than the Internet Entity and Internet Holdings) for such Permitted Acquisition;

provided, however, that (i) if an Event of Default (other than an Event of Default under Section 8.1.1 or a Bankruptcy Default) occurs and is continuing, the Company, its Subsidiaries and the Restricted Affiliates (other than the Internet Entity and Internet Holdings) may pay 50% of the amount that would have been permitted to be paid under this Section 6.9.6 if no Event of Default had then existed and (ii) if an Event of Default under Section 8.1.1 or a Bankruptcy Default occurs and is continuing, no Distributions may be made under this
Section 6.9.6.

              6.9.7 Prior to a Qualified Public Offering, the Internet Entity and Internet Holdings may pay, to the extent required by the applicable Financial Advisory Services Agreement and Letter Agreement listed in clause (b) of Section 6.16:

              (a) on a quarterly basis in arrears, management fees to WP Management in an aggregate amount (for both such Persons taken together) not to exceed $125,000 in any fiscal quarter of such Persons,

              (b) reimbursement to WP Management for the reasonable out-of-pocket expenses incurred in connection with performing management services to the Internet Entity and Internet Holdings, and

              (c) a one-time fee to WP Management in connection with each acquisition by the Internet Entity or Internet Holdings permitted by this Agreement, such fee to be payable at the closing of such acquisition and not to exceed 2% of the aggregate consideration paid by the Internet Entity and Internet Holdings for such acquisition;

provided, however, that (i) if an Event of Default (other than an Event of Default under Section 8.1.1 or a Bankruptcy Default) occurs and is continuing, the Internet Entity and Internet Holdings may pay 50% of the amount that would have been

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

permitted to be paid under this Section 6.9.7 if no Event of Default had then existed, (ii) if an Event of Default under Section 8.1.1 or a Bankruptcy Default occurs and is continuing, no Distributions may be made under this Section 6.9.7 and (iii) after a Qualified Public Offering the Internet Entity and Internet Holdings shall no longer be subject to this Section 6.9.

              6.9.8 So long as immediately before and after giving effect thereto no Event of Default exists, the Company may pay (a) to the Content Entity and the Internet Entity on the Initial Closing Date cash Distributions of the Loan proceeds to finance an allocable portion of their respective purchase obligations with respect to the Acquisition and
       (b) to Company Holdings amounts in respect of income taxes and overhead expenses of Company Holdings reasonably allocable to the Company and its Subsidiaries.

       6.10 Asset Dispositions and Mergers. Neither the Company nor any of its Subsidiaries nor any of the Restricted Affiliates shall merge or enter into a consolidation or sell, lease, exchange, sell and lease back, sublease or otherwise dispose of any of its assets (or become contractually committed to do so), except the following:

              6.10.1 The Company, any of its Subsidiaries and any of the Restricted Affiliates may sell or otherwise dispose of (a) inventory and Cash Equivalents in the ordinary course of business, (b) assets (i) that will be replaced in the ordinary course of business within 12 months by other assets of equal or greater value or (ii) that are no longer used or useful in the business of the Company, such Subsidiary or such Restricted Affiliate; provided, however that the aggregate fair market value (book value, if greater) of all assets sold under this clause (b) in any fiscal year shall not be material and (c) doubtful accounts receivable for collection purposes in the ordinary course of business.

              6.10.2 Licensing or leasing of assets by the Company, its Subsidiaries and the Internet Entity for fair value in the ordinary course of business (so long as such assets are still available to be used by the Company, its Subsidiaries and the Internet Entity if required to be used in their respective businesses) and by the Content Entity in accordance with the Company Content License and the Internet Content License.

              6.10.3 Any Subsidiary of the Company may merge, consolidate or be liquidated into the Company or any Subsidiary of the Company that is a

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


       Guarantor so long as after giving effect to any such merger the Company (if it is party thereto) or such Guarantor shall be the surviving or resulting Person.

              6.10.4 Mergers constituting Investments permitted by Section
       6.8.7.

              6.10.5 So long as immediately before and after giving effect thereto no Default exists and the Net Asset Sale Proceeds thereof are applied to repay the Loan as required by Section 4.3.3, the Company and its Subsidiaries may sell for fair value assets during any fiscal year contributing not more than 15% of Consolidated EBITDA for the Company's most recently completed fiscal year for a purchase price constituting at least 75 % cash; provided, however, that the sum of the foregoing percentages of Consolidated EBITDA for all assets sold pursuant to this
       Section 6.10.5 since the date hereof shall not exceed 15 %.

              6.10.6 So long as immediately before and after giving effect thereto no Default exists and the Net Asset Sale Proceeds thereof are applied to repay the Loan as required by Section 4.3.3, the Internet Entity may sell for fair value consideration constituting at least 75 % cash assets constituting in the aggregate after the date hereof not more than 50% of the highest amount of total net assets of the Internet Entity after the date hereof.

              6.10.7 So long as immediately before and after giving effect thereto no Default exists, any Subsidiary may sell or otherwise dispose of any of its assets to the Company or any other Subsidiary of the Company that is a Guarantor on reasonable terms.

       6.11   Issuance of Stock by Subsidiaries; Subsidiary Distributions.

              6.11.1 Issuance of Stock by Subsidiaries. No Subsidiary or Restricted Affiliate (other than Company Holdings or Internet Holdings) shall issue or sell any shares of its capital stock or other evidence of beneficial ownership to any Person other than (a) the Company or any Wholly Owned Subsidiary of the Company or, in the case of the Content Entity, to the Company or to the Internet Entity, which shares shall have been pledged to the Agent as part of the Credit Security to the extent required by the Guarantee and Security Agreement, (b) directors of Subsidiaries as qualifying shares to the extent required by Legal Requirements and, in the case of Foreign

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

       Subsidiaries, shares required by Legal Requirements to be held by foreign nationals and (c) as otherwise expressly permitted by this Agreement.

              6.11.2 No Restrictions on Subsidiary Distributions. Except for this Agreement and the Credit Documents, neither the Company nor any Subsidiary nor any of the Restricted Affiliates (other than the Internet Entity and Internet Holdings) shall enter into or be bound by any agreement (including covenants requiring the maintenance of specified amounts of net worth or working capital) restricting the right of any Subsidiary or Restricted Affiliate (other than the Internet Entity and Internet Holdings) to make Distributions or extensions of credit to the Company (directly or indirectly through another Subsidiary); provided, however, that Foreign Subsidiaries may become subject to such restrictions pursuant to loan agreements with respect to Indebtedness permitted by Section 6.6.12.

       6.12 Voluntary Prepayments of Other Indebtedness. Neither the Company nor any of its Subsidiaries nor any of the Restricted Affiliates (other than the Internet Entity and Internet Holdings) shall make any voluntary prepayment of principal of or interest on any Financing Debt (other than the Credit Obligations) or make any voluntary redemptions or repurchases of Financing Debt (other than the Credit Obligations), in each case except in order to facilitate a refinancing of Indebtedness permitted by Section 6.6.

       6.13 Derivative Contracts. Neither the Company nor any of its Subsidiaries nor any of the Restricted Affiliates (other than the Internet Entity and Internet Holdings) shall enter into any Hedge Agreement or other financial or commodity derivative contracts except to provide hedge protection for an underlying economic transaction in the ordinary course of business.

       6.14 Negative Pledge Clauses. Neither the Company nor any of its Subsidiaries nor any of the Restricted Affiliates (other than the Internet Entity and Internet Holdings) shall enter into any agreement, instrument, deed or lease which prohibits or limits the ability of the Company or any of its Subsidiaries or any of the Restricted Affiliates to create, incur, assume or suffer to exist any Lien upon any of their respective properties, assets or revenues, whether now owned or hereafter acquired, or which requires the grant of any collateral for such obligation if collateral is granted for another obligation, except the following:

              6.14.1 This Agreement and the other Credit Documents.

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

              6.14.2 Covenants in documents creating Liens permitted by Section
       6.7 prohibiting further Liens on the assets encumbered thereby.

       6.15 ERISA. etc. Each of the Company, its Subsidiaries and the Restricted Affiliates (other than the Internet Entity and Internet Holdings) shall comply, and shall cause all ERISA Group Persons to comply, in all material respects, with the provisions of ERISA and the Code applicable to each Plan. Each of the Company, its Subsidiaries and the Restricted Affiliates (other than the Internet Entity and Internet Holdings) shall meet, and shall cause all ERISA Group Persons to meet, all minimum funding requirements applicable to them with respect to any Plan pursuant to section 302 of ERISA or section 412 of the Code. At no time shall the Accumulated Benefit Obligations under any Plan that is not a Multiemployer Plan exceed the fair market value of the assets of such Plan allocable to such benefits by more than $1,000,000. The Company, its Subsidiaries and the Restricted Affiliates (other than the Internet Entity and Internet Holdings) shall not withdraw, and shall cause all other ERISA Group Persons not to withdraw, in whole or in part, from any Multiemployer Plan so as to give rise to withdrawal liability exceeding $500,000 in the aggregate. At no time shall the actuarial present value of unfunded liabilities for post-employment health care benefits (other than COBRA continuation coverage benefits), whether or not provided under a Plan, calculated in a manner consistent with Statement No. 106 of the Financial Accounting Standards Board, exceed $1,000,000.

       6.16 Transactions with Affiliates. Neither the Company nor any of its Subsidiaries nor any of the Restricted Affiliates shall effect any transaction with any of their respective Affiliates (except for the Company and its Subsidiaries) on a basis less favorable to the Company and its Subsidiaries than would be the case if such transaction had been effected with a non-Affiliate; provided, however, that the following shall be permitted: (a) performance of the following agreements, as listed on Exhibit 6.16: the Non-Compete Agreement, the Company Content License, the Internet Content License, the Trademark License Agreement, the Shared Services Agreement, the Reseller Agreement and, subject to
Section 6.9, the Company Option Plan and the Company's Option Agreements, in each case as in effect on the date hereof and previously furnished to the Agent and as subsequently amended or modified in accordance with Section 6.2.4,
(b)subject to Sections 6.9.6 and 6.9.7, the payment by the Company and the Internet Entity for financial advisory and management fees and related costs and expenses to WP Management pursuant to the respective Financial Advisory Services Agreements and Letter Agreements listed on

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

Exhibit 6.16, each as in effect on the date hereof and previously furnished to the Agent and as subsequently amended or modified in accordance with Section 6.2.4, (c) intercompany transactions among the Company, its Subsidiaries and Restricted Affiliates permitted by the other provisions of this Agreement, (d) customary fees to non-officer directors of the Company, its Subsidiaries and the Restricted Affiliates, (e) the Company, its Subsidiaries and the Restricted Affiliates may enter into employment arrangements with their respective officers and employees in the ordinary course of business, (f) the payment of consulting, management or other fees to the Company or any of its Subsidiaries that is a Guarantor by any of their respective Subsidiaries in the ordinary course of business and (g) Distributions permitted by Section 6.9.

       6.17 Interest Rate Protection. Within 90 days after the Initial Closing Date, the Company shall obtain and thereafter keep in effect one or more Interest Rate Protection Agreements conforming to International Securities Dealers Association standards, each in form and substance reasonably satisfactory to the Agent, covering an amount at least equal to 50% of the total outstanding amounts under the Revolving Loan in each case for an aggregate period of not less than two years.

       6.18   Restricted Operations of Restricted Affiliates.

              (a) Prior to the closing of a Qualified Public Offering, the Internet Entity shall have no obligations or Indebtedness except to the extent reasonably necessary in connection with its business as described in the Internet Content License. So long as no Default exists immediately before or after giving effect thereto, the Agent shall release the Internet Entity and Internet Holdings as a Guarantor and a Restricted Affiliate and release all of the assets of the Internet Entity and Internet Holdings from the Credit Security (except for the pledge of equity and debt interests in the Content Entity) upon the closing of a Qualified Public Offering.

              (b) The Content Entity shall conduct no operations other than engaging in the business of owning, developing and licensing to the Company and the Internet Entity the Training Content Assets. The Content Entity shall own all the content-related property relating to information technology, business training and journals in existence as of the date hereof for the Company, all its Subsidiaries and the Internet Entity. The Content Entity shall own no material assets used for any other purpose and shall have no obligations except to the extent reasonably necessary in connection with such business.

              (c) Company Holdings shall conduct no operations other than owning equity interests in the Company and shall own no material assets used for any other purpose and shall have no obligations except to the extent reasonably necessary in connection with such ownership.

              (d) Upon the written request of the Agent to the Company and the Content Entity upon the occurrence and during the continuance of an Event of Default, the percentage of voting interests in the Content Entity owned by the Company shall without payment of additional consideration, constitute a controlling interest.

              (e) As set forth in the Internet Investor Pledge Agreement, after a Qualified Public Offering if at the time no Event of Default exists, the Agent shall (i) release all the pledged Internet Holdings stock when the Reference Leverage Ratio is less than 2.0x and (ii) release the portion of the pledged Internet Holdings stock with a market value that exceeds 400% of the outstanding Credit Obligations and unused Commitments.

       6.19 Real Estate Collateral. No later than May 1, 2000 the Company shall have duly authorized, executed, acknowledged and delivered to the Agent leasehold mortgage on the Company's headquarters facility in Rochester, New York, with a landlord's consent and waiver and any other documents required to allow for the recording or filing of a leasehold mortgage, in each case in form and substance reasonably satisfactory to the Agent, together with: (a) title insurance with such insurer, in such amount, in such form and with such exceptions as are reasonably satisfactory to the Agent and (b) a legal opinion of counsel with respect to the recording and enforceability of such leasehold mortgage in form and substance reasonably satisfactory to the Agent.

7. Representations and Warranties. In order to induce the Lenders to extend credit to the Company hereunder, each of the Company and the other Guarantors jointly and severally represents and warrants as follows:

       7.1    Organization and Business.

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

              7.1.1 The Company. The Company is a duly organized and validly existing limited liability company, in good standing under the laws of Delaware, with all power and authority, limited liability company or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party, (b) incur the Credit Obligations, (c) grant the Agent for the benefit of the Lenders the security interests in the Credit Security owned by it to secure the Credit Obligations and (d) own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of the Company have been previously delivered to the Agent and are correct and complete. Exhibit 7.1, as from time to time hereafter supplemented in accordance with Section 6.4.1, sets forth, as of the later of the date hereof or the end of the most recent fiscal quarter for which financial statements are required to be furnished in accordance with such Sections, (i) the jurisdiction of organization of the Company, (ii) the address of the Company's principal executive office and chief place of business, (iii) each name, including any trade name, under which the Company conducts its business, (iv) the jurisdictions in which the Company owns real or tangible personal property and (v) the number of authorized and issued shares or membership interests, and ownership thereof, of the Company.

              7.1.2 Subsidiaries and Restricted Affiliates. Each Subsidiary of the Company and each Restricted Affiliate is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with all power and authority, corporate, limited liability company or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party, (b) guarantee the Credit Obligations, (c) grant the Agent for the benefit of the Lenders the security interest in the Credit Security owned by such Subsidiary or Restricted Affiliate to secure the Credit Obligations and
       (d) own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of each Subsidiary of the Company and each Restricted Affiliate have been previously delivered to the Agent and are correct and complete.
       Exhibit 7.1, as from time to time hereafter supplemented in accordance with Section 6.4.1, sets forth, as of the later of the date hereof or the end of the most recent fiscal quarter for which financial statements are required to be furnished in accordance with such Sections, (i) the name and jurisdiction of organization of each Subsidiary of the Company and each Restricted Affiliate, (ii) the address of the chief executive office and principal place of business of each such Subsidiary and Restricted Affiliate, (iii) each name under which each such Subsidiary and Restricted Affiliate conducts its business, (iv) each jurisdiction in which each such Subsidiary and each Restricted Affiliate owns real or tangible personal property, and
       (v) the number of authorized and issued shares or membership interests, and ownership thereof, of each such Subsidiary and Restricted Affiliate.

              7.1.3 Qualification. Each of the Company, its Subsidiaries and the Restricted Affiliates is duly and legally qualified to do business as a foreign corporation, limited liability company or other entity and is in good standing in each state or jurisdiction in which such qualification is required and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner in which it is conducted, except for failures to be so qualified, authorized or licensed which would not in the aggregate result, or be reasonably likely to result, in any Material Adverse Change.

              7.1.4 Capitalization. Except as set forth in Exhibit 7.1, no options, warrants, conversion rights, preemptive rights or other statutory or contractual rights to purchase shares of capital stock or other securities of any Subsidiary or any Restricted Affiliate now exist, nor has any Subsidiary or any Restricted Affiliate authorized any such right, nor is any Subsidiary or any Restricted Affiliate obligated in any other manner to issue shares of its capital stock or other securities.

       7.2    Financial Statements and Other Information: Material Agreements.

              7.2.1 Financial Statements and Other Information. The Lenders have previously been furnished with copies of the following:

              (a) The unaudited summary balance sheets of the Seller's education division as at December 31 in each of 1997, 1998 and 1999 and the unaudited summary statements of income of the Seller's education division for the years then ended.

              (b) The ten-year financial and operational projections for the Company and its Subsidiaries dated as of January 2000.

              (c) Consolidated pro forma opening balance sheet of the Company and its Subsidiaries as of the Initial Closing Date, together with a summary prepared by Arthur Andersen & Co. describing the principal accounting procedures and principles under GAAP used in the preparation of such pro forma opening balance sheet.

              (d) Confidential Offering Memorandum for the Financing of the Acquisition of the Company and the Restricted Affiliates presented by FleetBoston Robertson Stephens Inc., dated January 2000 (the "Offering Memorandum").

       The unaudited summary financial statements referred to in clause (a) above were prepared in accordance with GAAP and fairly present in all material respects the financial position of the Seller's education division at the respective dates thereof and the results of its operations for the periods covered thereby, subject to the addition of footnotes. Neither the Company, nor any of its Subsidiaries nor any of the Restricted Affiliates has any known contingent liability material to the Company, its Subsidiaries or the Restricted Affiliates on a Consolidated basis which is not reflected in the most recent balance sheet referred to in clause (a) above (or delivered pursuant to Sections
6.4.1 or 6.4.2) or in the notes thereto.

       In the Company's judgment, the financial and operational projections referred to in clause (b) above constitute a reasonable basis as of the Initial Closing Date for the assessment of the future performance of the Company and its Subsidiaries during the periods indicated therein, it being understood that any projected financial information represents an estimate, based on various assumptions, of future results of operations which may or may not in fact occur.

       In the Company's judgment, the pro forma opening balance sheet referred to in clause (c) above constitutes a reasonable basis as of the Initial Closing Date for the assessment of the financial condition of the Company and its Subsidiaries.

              7.2.2 Material Agreements. The Company has previously furnished to the Lenders correct and complete copies, including all exhibits, schedules and amendments thereto, of the agreements and instruments, each as in effect on the date hereof, listed in Exhibit 7.2.2, which constitute all agreements and instruments material to the Company and its Subsidiaries on a Consolidated basis, or to the Restricted Affiliates (the "Material Agreements").

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       7.3    Agreements Relating to Financing Debt. Investments. etc. Exhibit
7.3, as from time to time hereafter supplemented in accordance with Section 6.4.1, sets forth:

              7.3.1 The amounts (as of the dates indicated in Exhibit 7.3, as so supplemented) of all Financing Debt of the Company, its Subsidiaries or the Restricted Affiliates, and all agreements which relate to such Financing Debt.

              7.3.2  All Liens and Guarantees with respect to such Financing
       Debt.

              7.3.3 All agreements which directly or indirectly require the Company, any Subsidiary or any Restricted Affiliate to make any Investment.

              7.3.4 Material license agreements with respect to the products of the Company, its Subsidiaries or the Restricted Affiliates, including the parties thereto and the expiration dates thereof.

              7.3.5 All trademarks, tradenames, service marks, service names and patents owned by the Company, its Subsidiaries or the Restricted Affiliates that are registered with the federal Patent and Trademark Office (or with respect to which applications for such registration have been filed).

              7.3.6 All copyrights owned by the Company, its Subsidiaries or the Restricted Affiliates that are registered with the federal Copyright Office.

              7.3.7 All bank and deposit accounts owned by the Company, its Subsidiaries or the Restricted Affiliates.

The Company has furnished the Lenders correct and complete copies of any agreements described above in this Section 7.3 requested by the Required Lenders.

       7.4 Changes in Condition. Since the Initial Closing Date, no Material Adverse Change has occurred.

       7.5 Title to Assets. The Company, its Subsidiaries and the Restricted Affiliates have valid and marketable title to all assets necessary for or used in the operations of their business as now conducted by them and reflected in the most recent balance sheet referred to in Section 7.2.1 (or the balance sheet most recently furnished to the Lenders pursuant to Sections 6.4.1 or 6.4.2), and to all assets

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acquired subsequent to the date of such balance sheet, subject to no Liens except for Liens permitted by Section 6.7 and except for assets disposed of as permitted by Section 6.10.

       7.6 Operations in Conformity With Law. etc. The operations of the Company, its Subsidiaries and the Restricted Affiliates as now conducted or proposed to be conducted are not in violation of, nor is the Company, its Subsidiaries or the Restricted Affiliates in default under any Legal Requirement presently in effect, except for such violations and defaults as do not and will not, in the aggregate, result, or be reasonably likely to result, in any Material Adverse Change. The Company, its Subsidiaries and the Restricted Affiliates have received no notice of any such violation or default and have no knowledge of any basis on which the operations of the Company, its Subsidiaries or the Restricted Affiliates, as now conducted and as currently proposed to be conducted after the date hereof, would be held so as to violate or to give rise to any such violation or default.

       7.7 Litigation. No litigation, at law or in equity, or any proceeding before any court, board or other governmental or administrative agency or any arbitrator is pending or, to the knowledge of the Company or any Guarantor, threatened which involves any material risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or would be reasonably likely to result, in any Material Adverse Change or which seeks to enjoin the consummation, or which questions the validity, of any of the transactions contemplated by this Agreement or any other Credit Document. No judgment, decree or order of any court, board or other governmental or administrative agency or any arbitrator has been issued against or binds the Company, any of its Subsidiaries or any of the Restricted Affiliates which has resulted, or would be reasonably likely to result, in any Material Adverse Change.

       7.8 Authorization and Enforceability. Each of the Company and each other Obligor has taken all actions required to execute, deliver and perform this Agreement and each other Credit Document to which it is party. Each of this Agreement and each other Credit Document constitutes the legal, valid and binding obligation of each Obligor party thereto and is enforceable against such Obligor in accordance with its terms, subject to bankruptcy, moratorium and other similar laws affecting creditors' rights generally and general principles of equity.

       7.9 No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making of any borrowings

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hereunder, nor the guaranteeing of the Credit Obligations, nor the securing of the Credit Obligations with the Credit Security, nor the consummation of any transaction (other than the Acquisition) referred to in or contemplated by this Agreement or any other Credit Document, nor the fulfillment of the terms hereof or thereof (other than the consummation of the Acquisition) or of any other agreement, instrument, deed or lease contemplated by this Agreement or any other Credit Document (other than the Acquisition Agreement), has constituted or resulted in or will constitute or result in:

              (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company, any of its Subsidiaries or any other Obligor is a party or by which it is bound, or of the Charter or By-laws of the Company, any of its Subsidiaries or any other Obligor;

              (b) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to the Company, any of its Subsidiaries or any other Obligor;

              (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations) upon any of the assets of the Company, any of its Subsidiaries or any other Obligor; or

              (d) any redemption, retirement or other repurchase obligation of the Company, any of its Subsidiaries or any other Obligor under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company, any of its Subsidiaries or any other Obligor in connection with the execution, delivery and performance of this Agreement or any other Credit Document, the transactions contemplated hereby or thereby, the making of any borrowing hereunder, the guaranteeing of the Credit Obligations or the securing of the Credit Obligations with the Credit Security (other than filings necessary to perfect the Agent's security interest in the Credit Security).

           7.10 Defaults. Neither the Company, any of its Subsidiaries or any other Obligor is in default under any provision of its Charter or By-laws or of this Agreement or any other Credit Document. Neither the Company, any of its Subsidiaries or any other Obligor is in default under any provision of any agreement, instrument,

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deed or lease to which it is party or by which it or its property is bound so as to result, or be reasonably likely to result, in any Material Adverse Change.

       7.11 Licenses, etc. The Company, its Subsidiaries and the Restricted Affiliates have all patents, patent applications, patent licenses, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, franchises, permits, authorizations and other rights as are reasonably necessary for the conduct of the business of the Company, its Subsidiaries and the Restricted Affiliates as now conducted by them. All of the foregoing are in full force and effect in all material respects, and each of the Company, its Subsidiaries and the Restricted Affiliates are in substantial compliance with the foregoing without any known conflict with the valid rights of others which has resulted, or would be reasonably likely to result, in any Material Adverse Change. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such license, franchise or other right or which affects the rights of any of the Company, its Subsidiaries or the Restricted Affiliates thereunder so as to result, or to be reasonably likely to result, in ~any Material Adverse Change.

       7.12 Tax Returns. Each of the Company, its Subsidiaries, and the Restricted Affiliates has filed all material tax and information returns which are required to be filed by it and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to such returns or to any assessment received by it, other than taxes and assessments being contested by the Company, its Subsidiaries or the Restricted Affiliates in good faith by appropriate proceedings and for which adequate reserves have been taken in accordance with GAAP. Neither the Company, any of its Subsidiaries nor any other Obligor knows of any material additional assessments or any basis therefor. The Company reasonably believes that the charges, accruals and reserves on the books of the Company, its Subsidiaries and the Restricted Affiliates in respect of taxes or other governmental charges are adequate.

       7.13   Certain Business Representations.

              7.13.1 Labor Relations. No dispute or controversy between the Company, any of its Subsidiaries or any of the Restricted Affiliates and any of their respective employees has resulted, or is reasonably likely to result, in any Material Adverse Change, and none of the Company, any of its Subsidiaries or any of the Restricted Affiliates anticipates that its relationships with its unions or employees will result, or are reasonably likely to result, in any

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       Material Adverse Change. The Company, each of its Subsidiaries and each of the Restricted Affiliates are in compliance in all material respects with all federal and state laws with respect to (a) non-discrimination in employment with which the failure to comply, in the aggregate, has resulted, or would be reasonably likely to result, in a Material Adverse Change and (b) the payment of wages.

              7.13.2 Year 2000 Issues. Based on a review of the operations of the Company, its Subsidiaries and the Restricted Affiliates as they relate to the processing, storage and retrieval of data, the Company does not believe that a Material Adverse Change is reasonably likely to occur as a result of computer software and hardware that will not function with respect to periods commencing January 1, 2000 at least as effectively as with respect to periods ending on or prior to December 31, 1999.

       7.14 Pension Plans. Each Plan (other than a Multiemployer Plan) and, to the knowledge of the Company, each Multiemployer Plan is in material compliance with the applicable provisions of ERISA and the Code. Each Multiemployer Plan and each Plan that constitutes a "defined benefit plan" (as defined in ERISA) are set forth in Exhibit 7.14 (as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2). Each ERISA Group Person has met all of the funding standards applicable to all Plans that are not Multiemployer Plans, and no condition exists which would permit the institution of proceedings to terminate any Plan that is not a Multiemployer Plan under section 4042 of ERISA. To the knowledge of the Company, no Plan that is a Multiemployer Plan is currently insolvent or in reorganization or has been terminated within the meaning of ERISA.

       7.15 Acquisition Agreement. etc. The Acquisition Agreement is a valid and binding contract as to Company Holdings and, to the Company's knowledge, as to the Seller. Company Holdings is not in default in any material respect of its obligations under the Acquisition Agreement and, to the Company's knowledge, the Seller is not in default in any material respect of any of its obligations thereunder. The representations and warranties of Company Holdings set forth in the Acquisition Agreement are true and correct in all material respects as of the date hereof (except to the extent referring specifically only to an earlier date) with the same force and effect as though made on and as of the date hereof. To the Company's knowledge all of the representations and warranties of the Seller set forth in the Acquisition Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though made on and as of the date hereof.

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

       7.16   Government Regulation; Margin Stock.

              7.16.1 Government Regulation. Neither the Company nor any of its Subsidiaries nor any of the Restricted Affiliates is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act, the Interstate Commerce Act or any statute or regulation which regulates the incurring by the Company, any of its Subsidiaries or any of the Restricted Affiliates of Financing Debt as contemplated by this Agreement and the other Credit Documents.

              7.16.2 Margin Stock. Neither the Company, any of its Subsidiaries nor any of the Restricted Affiliates owns any Margin Stock.

       7.17 Disclosure. Neither this Agreement nor any other Credit Document nor the Offering Memorandum nor any financial statement, report, notice, mortgage, assignment or certificate furnished to the Lenders or the Agent by or on behalf of USEP, the Company, any of its Subsidiaries or any of the Restricted Affiliates in connection with the transactions contemplated hereby or by such Credit Document contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made (it being understood that representations and warranties about projected financial performance are subject to the applicable qualifications contained in
Section 7.2.1).

8.     Defaults.

       8.1 Events of Default. The following events are referred to as "Events of Default":

              8.1.1 Payment. The Company shall fail to make any payment in respect of:

              (a) interest or any fee on or in respect of any of the Credit Obligations owed by it as the same shall become due and payable, and such failure shall continue for a period of three Banking Days, or (b) any Credit Obligation with respect to payments made by any Letter of Credit Issuer under any Letter of Credit or any draft drawn thereunder within three Banking Days or

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

       (c) principal of any of the Credit Obligations owed by it as the same shall become due, whether at maturity or by acceleration or otherwise.

              8.1.2 Specified Covenants. The Company, any of its Subsidiaries or any of the Restricted Affiliates shall fail to perform or observe any of the provisions of Section 6.4.5 or Sections 6.5 through 6.19.

              8.1.3 Other Covenants. The Company, any of its Subsidiaries or any other Obligor shall fail to perform or observe any other covenant, agreement or provision to be performed or observed by it under this Agreement or any other Credit Document, and such failure shall not be rectified or cured to the written satisfaction of the Required Lenders within 30 days after the earlier of (a) notice thereof by the Agent to the Company or (b) a Financial Officer shall have actual knowledge thereof.

               8.1.4 Representations and Warranties. Any representation or warranty of or with respect to the Company, any of its Subsidiaries or any other Obligor made to the Lenders or the Agent in, pursuant to or in connection with this Agreement or any other Credit Document, or in any financial statement, report, notice, mortgage, assignment or certificate delivered to the Agent or any of the Lenders by the Company, any of its Subsidiaries or any other Obligor in connection herewith or therewith, shall be false in any material respect on the date as of which it was made.

              8.1.5  Material Financing Debt Cross Default. etc.

              (a) The Company, any of its Subsidiaries or any of the Restricted Affiliates shall fail to make any payment when due (after giving effect to any applicable grace periods) in respect of any Material Financing Debt;

              (b) the Company, any of its Subsidiaries or any of the Restricted Affiliates shall fail to perform or observe the terms of any agreement or instrument relating to any Material Financing Debt, and such failure shall continue, without having been duly cured, waived or consented to, beyond the period of grace, if any, specified in such agreement or instrument, and such failure shall permit the acceleration of such Material Financing Debt;

              (c) all or any part of any Material Financing Debt of the Company, any of its Subsidiaries or any of the Restricted Affiliates shall be

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

       accelerated or shall become due or payable prior to its stated maturity (except with respect to voluntary prepayments thereof or mandatory prepayments that do not result from a default thereunder or an event similar to an Event of Default hereunder) for any reason whatsoever;

              (d) any Lien on any property of the Company, any of its Subsidiaries or any of the Restricted Affiliates securing any Material Financing Debt shall be enforced by foreclosure or similar action; or

              (e) any holder of any Material Financing Debt shall exercise any right of rescission with respect to the issuance thereof or put, mandatory prepayment or repurchase rights against the Company, any of its Subsidiaries or any Restricted Affiliate with respect to such Material Financing Debt (other than any such rights that may be satisfied with "payment in kind" notes or other similar securities).

              8.1.6 Ownership; Liquidation; etc. Except as permitted by Section 6.10:

              (a) the Company shall cease to own, directly or indirectly, all the capital stock of its Subsidiaries, except to the extent permitted by
       Section 6.11.1; or

              (b) Wasserstein Perella & Co., Inc. shall cease to, directly or indirectly, control at least a majority of the voting interests of the Company, Company Holdings, the Content Entity and, prior to a Qualified Public Offering, the Internet Entity and Internet Holdings, entitled to vote generally for the election of directors or managers as the case may be; or

              (c) the Company shall cease to control at least 50% (which shall constitute a controlling interest upon request of the Agent after the occurrence and during the continuance of an Event of Default) of the voting rights of the Content Entity; or

              (d) the Company or any of its Subsidiaries or any other Obligor shall initiate any action to dissolve, liquidate or otherwise terminate its existence.

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              8.1.7  Enforceability, etc. Any Credit Document shall cease for any reason (other than the scheduled termination thereof in accordance with its terms) to be enforceable in accordance with its terms or in full force and effect; or any party to any Credit Document shall so assert in a judicial or similar proceeding; or the security interests created by this Agreement or any other Credit Documents shall cease to be enforceable and of the same effect and priority purported to be created hereby or thereby.

              8.1.8 Judgments. A final judgment (a) which, with other outstanding final judgments against the Company, its Subsidiaries or the Restricted Affiliates exceeds an aggregate of $500,000 in excess of applicable insurance coverage shall be rendered against the Company, any of its Subsidiaries or any of the Restricted Affiliates, or (b) which grants injunctive relief that results, or creates a material risk of resulting, in a Material Adverse Change and in either case if (i) within 30 days after entry thereof, such judgment shall not have been discharged, stayed, vacated or bonded pending appeal or (ii) within 30 days after the expiration of any such stay, such judgment shall not have been discharged.

              8.1.9 ERISA. Any "reportable event" (as defined in section 4043 of ERISA) shall have occurred that reasonably could be expected to result in termination of a Plan or the appointment by the appropriate United States District Court of a trustee to administer any Plan or the imposition of a Lien in favor of a Plan; or any ERISA Group Person shall fail to pay when due amounts aggregating in excess of $ 500,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan shall be filed under Title IV of ERISA by any ERISA Group Person or administrator; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Plan or a proceeding shall be instituted by a fiduciary of any Plan against any ERISA Group Person to enforce section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Plan must be terminated.

              8.1.10 Bankruptcy. etc. The Company, any of its Subsidiaries or any other Obligor shall:

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

              (a) commence a voluntary case under the Bankruptcy Code or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

              (b) (i) have filed against it a petition commencing an involuntary case under the Bankruptcy Code that shall not have been dismissed within 60 days after the date on which such petition is filed, or (ii) file an answer or other pleading within such 60-day period admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided, or (iii) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

              (c) seek relief as a debtor under any applicable law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

              (d) have entered against it an order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation or reorganization as a debtor or any modification or alteration of the rights of its creditors or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property; or

              (e) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its property.

       8.2 Certain Actions Following an Event of Default. If any one or more Events of Default shall occur and be continuing, then in each and every such case:

              8.2.1 Terminate Obligation to Extend Credit. Upon written request of the Required Lenders, the Agent shall terminate the obligations of the Lenders to make any further extensions of credit under the Credit Documents by furnishing notice of such termination to the Company; provided, however, that if a Bankruptcy Default shall have occurred, the obligations of the Lenders to make any further extensions of credit under the Credit Documents shall automatically terminate.

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

              8.2.2 Specific Performance; Exercise of Rights. Upon written request of the Required Lenders, the Agent shall proceed to protect and enforce the Lenders' rights by suit in equity, action at law and/or other appropriate proceeding, either for specific performance of any covenant or condition contained in this Agreement or any other Credit Document (other than Hedge Agreements) or in any instrument or assignment delivered to the Lenders pursuant to this Agreement or any other Credit Document (other than Hedge Agreements), or in aid of the exercise of any power granted in this Agreement or any other Credit Document (other than Hedge Agreements) or any such instrument or assignment.

              8.2.3 Acceleration. Upon written request of the Required Lenders, the Agent shall by notice in writing to the Company (a) declare all or any part of the unpaid balance of the Credit Obligations (other than amounts under Hedge Agreements) then outstanding to be immediately due and payable, and (b) require the Company immediately to deposit with the Agent in cash an amount equal to the then Letter of Credit Exposure (which cash shall be held and applied as provided in Section 4.5), and thereupon such unpaid balance or part thereof and such amount equal to the Letter of Credit Exposure shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived; provided, however, that if a Bankruptcy Default shall have occurred, the unpaid balance of the Credit Obligations (other than amounts under Hedge Agreements) shall automatically become immediately due and payable.

              8.2.4 Enforcement of Payment; Credit Security; Setoff. Upon written request of the Required Lenders, the Agent shall proceed to enforce payment of the Credit Obligations in such manner as it may elect, to cancel, or instruct other Letter of Credit Issuers to cancel, any outstanding Letters of Credit which permit the cancellation thereof and to realize upon any and all rights in the Credit Security. The Lenders may offset and apply toward the payment of the Credit Obligations (and/or toward the curing of any Event of Default) any Indebtedness from the Lenders to the respective Obligors, including any Indebtedness represented by deposits in any account maintained with the Lenders, regardless of the adequacy of any security for the Credit Obligations. The Lenders shall have no duty to determine the adequacy of any such security in connection with any such offset.

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

              8.2.5 Cumulative Remedies. To the extent not prohibited by applicable law which cannot be waived, all of the Lenders' rights hereunder and under each other Credit Document shall be cumulative.

       8.3 Annulment of Defaults. No waiver of a Default by the Lenders or the Agent shall extend to or affect any subsequent Event of Default or impair any rights of the Lenders upon the occurrence thereof. The making of any extension of credit during the existence of any Default or Event of Default shall not constitute a waiver thereof.

       8.4 Waivers. To the extent that such waiver is not prohibited by the provisions of applicable law that cannot be waived, each of the Company and the other Obligors waives:

              (a) all presentments, demands for performance, notices of nonperformance (except to the extent required by this Agreement or any other Credit Document), protests, notices of protest and notices of dishonor; and

              (b) any requirement of diligence or promptness on the part of the Agent or any Lender in the enforcement of its rights under this Agreement or any other Credit Document.

9.     Expenses: Indemnity.

       9.1 Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Company will pay:

              (a) all reasonable expenses of the Agent and the Syndication Agent (including the out-of-pocket expenses related to forming the group of Lenders and reasonable fees and disbursements of the counsel to the Agent and the Syndication Agent) in connection with the negotiation, preparation and duplication of this Agreement and each other Credit Document, examinations by, and reports of, the Agent's commercial financial examiners, fixed asset appraisers and environmental consultants, the transactions contemplated hereby and thereby and amendments, waivers, consents and other operations hereunder and thereunder;

              (b) all recording and filing fees and transfer and documentary stamp and similar taxes at any time payable in respect of this Agreement, any

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

       other Credit Document, any Credit Security or the incurrence of the Credit Obligations; and

              (c) all other reasonable expenses incurred by the Agent, the Lenders or the holder of any Credit Obligation in connection with the enforcement of any rights hereunder or under any other Credit Document or any work-out negotiations relating to the Credit Obligations, including costs of collection and reasonable attorneys' fees, (including a reasonable allowance for the hourly cost of attorneys employed by the Lenders on a salaried basis) and expenses.

       9.2 General Indemnity. The Company shall indemnify the Lenders and the Agent and hold them harmless from any liability, loss or damage resulting from the violation by the Company of Section 2.4. In addition, the Company shall indemnify each Lender, the Agent, the Syndication Agent, each of the Lenders' or the Agent's or the Syndication Agent's directors, officers, employees, agents, attorneys, accountants, consultants and each Person, if any, who controls any Lender or the Agent (each Lender, the Agent and each of such directors, officers, employees, agents, attorneys, accountants, consultants and control Persons is referred to as an "Indemnified Party") and hold each of them harmless from and against any and all claims, damages, loss, liabilities, cost and reasonable expenses (including reasonable fees and disbursements of counsel with whom any Indemnified Party may consult in connection therewith and all reasonable expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party in connection with (a) the Indemnified Party's compliance with or contest of any subpoena or other process issued against it in any proceeding involving the Company, any of its Subsidiaries or their Affiliates, (b) any litigation or investigation involving the Company, any of its Subsidiaries, any of the Restricted Affiliates or their Affiliates, or any officer, director or employee thereof, (c) the existence or exercise of any security rights with respect to the Credit Security in accordance with the Credit Documents, or (d) this Agreement, any other Credit Document or any transaction contemplated hereby or thereby or the proposed use of proceeds thereof; provided, however, that the foregoing indemnity shall not apply (i) to litigation commenced by the Company against the Lenders or the Agent or the Syndication Agent which seeks enforcement of any of the rights of the Company hereunder or under any other Credit Document and is determined adversely to the Lenders or the Agent or the Syndication Agent in a final nonappealable judgment or (ii) to the extent such claims, damages, liabilities and expenses result from the Indemnified Party's own gross negligence or willful misconduct. THE COMPANY

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EXPRESSLY ACKNOWLEDGES THAT IT MAY BE REQUIRED TO INDEMNIFY PERSONS AGAINST
THEIR OWN NEGLIGENCE.

       9.3 Indemnity With Respect to Letters of Credit. The Company shall indemnify each Letter of Credit Issuer and its correspondents and hold each of them harmless from and against any and all claims, losses, liabilities, damages and reasonable expenses (including reasonable attorneys' fees) arising from or in connection with any Letter of Credit, including any such claim, loss, liability, damage or expense arising out of any transfer, sale, delivery, surrender or endorsement of any invoice, bill of lading, warehouse receipt or other document at any time held by the Agent, such Letter of Credit Issuer or held for their respective accounts by any of their correspondents, in connection with any Letter of Credit, except to the extent such claims, losses, liabilities, damages and expenses result from gross negligence or willful misconduct on the part of the Agent or any other Letter of Credit Issuer.

10.    Operations; Agent.

       10.1 Interests in Credits. The Percentage Interest of each Lender in the respective portions of the Loan and Letter of Credit Exposure, and the related Commitments, shall be computed based on the maximum principal amount for each Lender as set forth in the Register, as from time to time in effect. The current Percentage Interests are set forth in Exhibit 10.1, which may be updated by the Agent from time to time to conform to the Register.

       10.2 Agent's Authority to Act. etc. Each of the Lenders appoints and authorizes Fleet to act for the Lenders as the Lenders' Agent in connection with the transactions contemplated by this Agreement and the other Credit Documents (other than Hedge Agreements) on the terms set forth herein. All action in connection with the enforcement of, or the exercise of any remedies (other than the Lenders' rights of set-off as provided in Section 8.2.4 or in any Credit Document) in respect of the Credit Obligations and Credit Documents shall be taken by the Agent. Neither the Syndication Agent nor any other agent named hereunder (other than the Agent) shall have any obligations, liabilities, responsibilities or duties under this Agreement or any other Credit Document other than as applicable to all Lenders in such capacity. Without limiting the foregoing, the Syndication Agent shall not have, or be deemed to have, any fiduciary relationship with any other Lender. Each Lender acknowledges that it has not relied, and will not rely, on the Syndication Agent in deciding to enter into this Agreement or any other Credit Document to which it is a party or in taking or not taking action hereunder or thereunder.

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       10.3   Company to Pay Agent, etc. The Company and each Guarantor shall be fully protected in making all payments in respect of the Credit Obligations (other than payments under Hedge Agreements) to the Agent, in relying upon consents, modifications and amendments executed by the Agent purportedly on the Lenders' behalf, and in dealing with the Agent as herein provided. The Agent may charge the accounts of the Company, on the dates when the amounts thereof become due and payable, with the amounts of the principal of and interest on the Loan, any amounts paid by the Letter of Credit Issuers to third parties under Letters of Credit or drafts presented thereunder, commitment fees, Letter of Credit fees and all other fees and amounts owing under any Credit Document (other than Hedge Agreements).

       10.4   Lender Operations for Advances, Letters of Credit, etc.

              10.4.1 Advances. On each Closing Date, each Lender shall advance to the Agent in immediately available funds such Lender's Percentage Interest in the portion of the Loan advanced on such Closing Date prior to 12:00 noon (Boston time). If such funds are not received at such time, but all applicable conditions set forth in Section 5 have been satisfied, each Lender authorizes and requests the Agent to advance for the Lender's account, pursuant to the terms hereof, the Lender's respective Percentage Interest in such portion of the Loan and agrees to reimburse the Agent in immediately available funds for the amount thereof prior to 2:00 p.m. (Boston time) on the day any portion of the Loan is advanced hereunder; provided, however, that the Agent is not authorized to make any such advance for the account of any Lender who has previously notified the Agent in writing that such Lender will not be performing its obligations to make further advances hereunder; and provided, further, that the Agent shall be under no obligation to make any such advance.

              10.4.2 Letters of Credit. Each of the Lenders authorizes and requests each Letter of Credit Issuer to issue the Letters of Credit provided for in Section 2.3 and to grant each Lender a participation in each of such Letters of Credit in an amount equal to its Percentage Interest in the amount of each such Letter of Credit. Promptly upon the request of the Letter of Credit Issuer, each Lender shall reimburse the Letter of Credit Issuer in immediately available funds for such Lender's Percentage Interest in the amount of all obligations to third parties incurred by the Letter of Credit Issuer in respect of each Letter of Credit and each draft accepted under a Letter of Credit to the

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       extent not reimbursed by the Company by 2:00 p.m. (Boston time) on the
       Banking Day when due. The Letter of Credit Issuer will notify each Lender of the issuance of any Letter of Credit, the amount and date of payment of any draft drawn or accepted under a Letter of Credit and whether in connection with the payment of any such draft the amount thereof was added to the Revolving Loan or was reimbursed by the Company.

              10.4.3 Agent to Allocate Payments, etc. All payments of principal and interest in respect of the extensions of credit made pursuant to this Agreement, reimbursement of amounts paid by any Letter of Credit Issuer to third parties under Letters of Credit or drafts presented thereunder, commitment fees, Letter of Credit fees and other fees under this Agreement shall, as a matter of convenience, be made by the Company and the Guarantors to the Agent in immediately available funds by noon (Boston time) on any Banking Day. The share of each Lender shall be credited to such Lender by the Agent in immedi ately available funds by 2:00 p.m. (Boston time) on such Banking Day in such manner that the principal amount of the Credit Obligations to be paid shall be paid proportionately in accordance with the Lenders' respective Percentage Interests in such Credit Obligations, except as otherwise provided in this Agreement. Under no circumstances shall any Lender be required to produce or present its Notes as evidence of its interests in the Credit Obligations in any action or proceeding relating to the Credit Obligations.

              10.4.4 Nonperforming Lenders. In the event that any Lender fails to reimburse the Agent pursuant to Sections 10.4.1 or 10.4.2 for the Percentage Interest of such lender (a "Nonperforming Lender") in any credit advanced by the Agent pursuant hereto, overdue amounts (the "Delinquent Payment") due from the Nonperforming Lender to the Agent shall bear interest, payable by the Nonperforming Lender on demand, at a per annum rate equal to (a) the Federal Funds Rate for the first three days overdue and (b) the sum of 2% plus the Federal Funds Rate for any longer period. Such interest shall be payable to the Agent for its own account for the period commencing on the date of the Delinquent Payment and ending on the date the Nonperforming Lender reimburses the Agent on account of the Delinquent Payment (to the extent not paid by any Obligor as provided below) and the accrued interest thereon (the "Delinquency Period"), whether pursuant to the assignments referred to below or otherwise. Upon notice by the Agent, the Company will pay to the Agent the principal (but not the interest) portion of the Delinquent Payment. During the Delinquency Period, in order to make reimbursements

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       for the Delinquent Payment and accrued interest thereon, the
       Nonperforming Lender shall be deemed to have assigned to the Agent all interest, commitment fees and other payments made by the Company under
       Section 3 that would have thereafter otherwise been payable under the Credit Documents to the Nonperforming Lender. During any period in which any Nonperforming Lender is not performing its obligations to extend credit under Section 2, the Nonperforming Lender shall be deemed to have assigned to each Lender that is not a Nonperforming Lender (a "Performing Lender") all principal and other payments made by the Company under
       Section 4 that would have thereafter otherwise been payable under the Credit Documents to the Nonperforming Lender. The Agent shall credit a portion of such payments to each Performing Lender in an amount equal to the Percentage Interest of such Performing Lender in an amount equal to the Percentage Interest of such Performing Lender divided by one minus the Percentage Interest of the Nonperforming Lender until the respective portions of the Loan owed to all the Lenders are the same as the Percentage Interests of the Lenders immediately prior to the failure of the Nonperforming Lender to perform its obligations under Section 2. The foregoing provisions shall be in addition to any other remedies the Agent, the Performing Lenders or the Company may have under law or equity against the Nonperforming Lender as a result of the Delinquent Payment or as a result of its failure to perform its obligations under Section 2.

       10.5 Sharing of Payments, etc. Each Lender agrees that (a) if by exercising any right of set-off or counterclaim or otherwise, it shall receive payment of (i) a proportion of the aggregate amount due with respect to its Percentage Interest in the Loan and Letter of Credit Exposure which is greater than (ii) the proportion received by any other Lender in respect of the aggregate amount due with respect to such other Lender's Percentage Interest in the Loan and Letter of Credit Exposure and (b) if such inequality shall continue for more than 10 days, the Lender receiving such proportionately greater payment shall purchase participations in the Percentage Interests in the Loan and Letter of Credit Exposure held by the other Lenders, and such other adjustments shall be made from time to time (including rescission of such purchases of participations in the event the unequal payment originally received is recovered from such Lender through bankruptcy proceedings or otherwise), as may be required so that all such payments of principal and interest with respect to the Loan and Letter of Credit Exposure held by the Lenders shall be shared by the Lenders pro rata in accordance with their respective Percentage Interests; provided, however, that this Section 10.5 shall not impair the right of any Lender to exercise

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any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of Indebtedness of any Obligor other than such Obligor's Indebtedness with respect to the Loan and Letter of Credit Exposure. Each Lender that grants a participation in the Credit Obligations to a Credit Participant shall require as a condition to the granting of such participation that such Credit Participant agree to share payments received in respect of the Credit Obligations as provided in this Section 10.5. The provisions of this
Section 10.5 are for the sole and exclusive benefit of the Lenders and no failure of any Lender to comply with the terms hereof shall be available to any Obligor as a defense to the payment of the Credit Obligations.

       10.6 Agent's Resignation. The Agent may resign at any time by giving at least 60 days' prior written notice of its intention to do so to each of the Lenders and the Company and upon the appointment by the Required Lenders of a successor Agent reasonably satisfactory to the Company. If no successor Agent shall have been so appointed and shall have accepted such appointment within 45 days after the retiring Agent's giving of such notice of resignation, then the retiring Agent may appoint a successor Agent which shall be a bank or a trust company organized under the laws of the United States of America or any state thereof and having a combined capital, surplus and undivided profit of at least $500,000,000 (so long as no Default exists) with the consent of the Company, which shall not be unreasonably withheld; provided, however, 'that any successor Agent appointed under this sentence may be removed upon the written request of the Required Lenders, which request shall also appoint a successor Agent (so long as no Default exists) reasonably satisfactory to the Company. Upon the appointment of a new Agent hereunder, the term "Agent" shall for all purposes of this Agreement thereafter mean such successor. After any retiring Agent's resignation hereunder as Agent, or the removal hereunder of any successor Agent, the provisions of this Agreement shall continue to inure to the benefit of such retiring or removed Agent as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

       10.7   Concerning the Agent.

              10.7.1 Action in Good Faith. etc. The Agent and its officers, directors, employees and agents shall be under no liability to any of the Lenders or to any future holder of any interest in the Credit Obligations for any action or failure to act taken or suffered in good faith, and any action or failure to act in accordance with an opinion of its counsel shall conclusively be deemed to be in good faith. The Agent shall in all cases be entitled to rely, and shall be

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       fully protected in relying, on instructions given to the Agent by the
       Required Lenders.

              10.7.2 No Implied Duties, etc. The Agent shall have and may exercise such powers as are specifically delegated to the Agent under this Agreement or any other Credit Document together with all other powers incidental thereto. The Agent shall have no implied duties to any Person or any obligation to take any action under this Agreement or any other Credit Document except for action specifically provided for in this Agreement or any other Credit Document to be taken by the Agent.

              10.7.3 Validity, etc. The Agent shall not be responsible to any Lender or any future holder of any interest in the Credit Obligations (a) for the legality, validity, enforceability or effectiveness of this Agreement or any other Credit Document, (b) for any recitals, reports, representations, warranties or statements contained in or made in connection with this Agreement or any other Credit Document, (c) for the existence or value of any assets included in any security for the Credit Obligations, (d) for the effectiveness of any Lien purported to be included in the Credit Security, (e) for the specification or failure to specify any particular assets to be included in the Credit Security, or (0 unless the Agent shall have failed to comply with Section 10.7.1, for the perfection of the security interests in the Credit Security.

              10.7.4 Compliance. The Agent shall not be obligated to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other Credit Document; and in connection with any extension of credit under this Agreement or any other Credit Document, the Agent shall be fully protected in relying on a certificate of the Company as to the fulfillment by the Company of any conditions to such extension of credit.

              10.7.5 Employment of Agents and Counsel. The Agent may execute any of its duties as Agent under this Agreement or any other Credit Document by or through employees, agents and attorneys-in-fact and shall not be responsible to any of the Lenders, the Company or any other Obligor for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent acting in good faith. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder or under any other Credit Document.

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              10.7.6 Reliance on Documents and Counsel. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any affidavit, certificate, cablegram, consent, instrument, letter, notice, order, document, statement, telecopy, telegram, telex or teletype message or writing reasonably believed in good faith by the Agent to be genuine and correct and to have been signed, sent or made by the Person in question, including any telephonic or oral statement made by such Person, and, with respect to legal matters, upon an opinion or the advice of counsel selected by the Agent.

              10.7.7 Agent's Reimbursement. Each of the Lenders severally agrees to reimburse the Agent, pro rata in accordance with such Lender's Percentage Interest, for any reasonable expenses not reimbursed by the Company or the Guarantors (without limiting the obligation of the Company or the Guarantors to make such reimbursement): (a) for which the Agent is entitled to reimbursement by the Company or the Guarantors under this Agreement or any other Credit Document, and (b) after the occurrence and during the continuance of a Default, for any other reasonable expenses incurred by the Agent on the Lenders' behalf in connection with the enforcement of the Lenders' rights under this Agreement or any other Credit Document; provided, however, that the Agent shall not be reimbursed for any such expenses arising as a result of its gross negligence or willful misconduct.

       10.8 Rights as a Lender. With respect to any credit extended by it hereunder, Fleet shall have the same rights, obligations and powers hereunder as any other Lender and may exercise such rights and powers as though it were not the Agent, and unless the context otherwise specifies, Fleet shall be treated in its individual capacity as though it were not the Agent hereunder. Without limiting the generality of the foregoing, the Percentage Interest of Fleet shall be included in any computations of Percentage Interests. Fleet and its Affiliates may accept deposits from, lend money to, act as trustee for and generally engage in any kind of banking or trust business with the Company, any of its Subsidiaries or any Affiliate of any of them and any Person who may do business with or own an equity interest in the Company, any of its Subsidiaries or any Affiliate of any of them, all as if Fleet were not the Agent and without any duty to account therefor to the other Lenders.

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       10.9   Independent Credit Decision. Each of the Lenders acknowledges that it has independently and without reliance upon the Agent, based on the financial statements and other documents referred to in Section 7.2, on the other representations and warranties contained herein and on such other information with respect to the Company and its Subsidiaries as such Lender deemed appropriate, made such Lender's own credit analysis and decision to enter into this Agreement and to make the extensions of credit provided for hereunder. Each Lender represents to the Agent that such Lender will continue to make its own independent credit and other decisions in taking or not taking action under this Agreement or any other Credit Document. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to such Lender, and no act by the Agent taken under this Agreement or any other Credit Document, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent. Except for notices, reports and other documents expressly required to be furnished to each Lender by the Agent under this Agreement or any other
Credit Document, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition, financial or otherwise, or creditworthiness of the Company or any Subsidiary which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

       10.10 Indemnification. The Lenders shall severally indemnify the Agent and its officers, directors, employees, agents, attorneys, accountants, consultants and controlling Persons (to the extent not reimbursed by the Obligors and without limiting the obligation of any of the Obligors to do so), pro rata in accordance with their respective Percentage Interests, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Agent or such Persons relating to or arising out of this Agreement, any other Credit Document, the transactions contemplated hereby or thereby, or any action taken or omitted by the Agent in connection with any of the foregoing; provided, however, that the foregoing shall not extend to actions or omissions which are taken by the Agent with gross negligence or willful misconduct.

11. Successors and Assigns; Lender Assignments and Participations. Any reference in this Agreement or any other Credit Document to any of the parties hereto shall be deemed to include the successors and assigns of such party, and all covenants and agreements by or on behalf of the Company, the other Obligors, the

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Agent or the Lenders that are contained in this Agreement or any other Credit
Document shall bind and inure to the benefit of their respective successors and assigns; provided, however, that (a) the Company and its Subsidiaries may not assign their rights or obligations under this Agreement or any other Credit Document except for mergers or liquidations permitted by Section 6.10, and
(b)the Lenders shall be not entitled to assign their respective Percentage Interests in the credits extended hereunder or their Commitments except as set forth below in this Section 11.

       11.1   Assignments by Lenders.

              11.1.1 Assignees and Assignment Procedures. Each Lender may, in compliance with applicable laws in connection with such assignment, assign to one or more Eligible Assignees (each, an "Assignee") all or a portion of its interests, rights and obligations under this Agreement and the other Credit Documents, including all or a portion, which need not be pro rata between the Revolving Loan and the Letter of Credit Exposure, of its Commitment, the portion of the Loan and Letter of Credit Exposure at the time owing to it and any Notes held by it, but excluding its rights and obligations as a Letter of Credit Issuer; provided, however, that:

                            (i) the aggregate amount of the Commitment of the assigning Lender subject to each such assignment to any Assignee other than another Lender, a Related Fund or an Affiliate of a Lender (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall be not less than $5,000,000 and in increments of $1,000,000 (or, if less, the entire remaining amount of the assigning Lender's Commitment); and

                            (ii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance (the "Assignment and Acceptance") substantially in the form of Exhibit 11.1.1, together with the Note subject to such assignment and, except in the event of a transfer pursuant to Section 11.3 or to another Lender, a Related Fund or an Affiliate of a Lender, a processing and recordation fee of $3,500 payable to the Agent by the assigning Lender (or as the assigning Lender and the Assignee may otherwise agree between themselves).

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Upon acceptance and recording pursuant to Section 11.1.4, from and after the effective date specified in each Assignment and Acceptance (which effective date shall be at least five Banking Days after the execution thereof unless waived by the Agent):

                            (A) the Assignee shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and

                            (B) the assigning Lender shall, to the extent provided in such assignment, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.2.4, 3.5 and 9, as well as to any fees accrued for its account hereunder and not yet paid).

              11.1.2 Terms of Assignment and Acceptance. By executing and delivering an Assignment and Acceptance, the assigning Lender and the Assignee shall be deemed to confirm to and agree with each other and the other parties hereto as follows:

              (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto;

              (b) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, its Subsidiaries or the Restricted Affiliates or the performance or observance by the Company, or any of Subsidiaries or the Restricted Affiliates of any of the obligations under this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto;

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              (c)    such Assignee confirms that it has received a copy of this
       Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.2 or Section 6.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

              (d) such Assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

              (e) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and

              (f) such Assignee agrees that it will perform in accordance with the terms of this Agreement all the obligations which are required to be performed by it as a Lender.

              11.1.3 Register. The Agent shall maintain at the Boston Office (solely for the limited purpose set forth in this Section 11.1.3, as the agent of the Company) a register (the "Register") for the recordation of
       (a) the names and addresses of the Lenders and the Assignees which assume rights and obligations pursuant to an assignment under Section 11.1.1,
       (b)the Percentage Interest of each such Lender as set forth in Exhibit
       10.1 and (c) the amount of the Loan and Letter of Credit Exposure owing to each Lender from time to time. The entries in the Register shall be conclusive; in the absence of manifest error, and the Company, the Agent and the Lenders may treat each Person whose name is registered therein for all purposes as a party to this Agreement. The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

              11.1.4 Acceptance of Assignment and Assumption. Upon its receipt of a completed Assignment and Acceptance executed by an assigning Lender and an Assignee (and any necessary consent of the Agent and the Company) together with the processing and recordation fee referred to in Section 11.1.1

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       and, to the extent necessary, the Note being assigned, the Agent shall
       (a) accept such Assignment and Acceptance, (b)record the information contained therein in the Register and (c) give prompt notice thereof to the Company. Within five Banking Days after receipt of notice, the Company, at its own expense, shall execute and deliver to the Agent (in exchange for the surrendered Note if such Note must be surrendered or reissued as a result of such assignment) a new Note to the order of such Assignee in a principal amount equal to the applicable Commitment and Loan assumed by it pursuant to such Assignment and Acceptance. If the assigning Lender has retained a Commitment and Loan, its Note shall be deemed to be then outstanding in a principal amount equal to the applicable Commitment and Loan retained by it.

              11.1.5 Federal Reserve Bank. Notwithstanding the foregoing provisions of this Section 11 (without the consent of or notice to the Agent or the Company), any Lender may at any time pledge all or any portion of such Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank or, in the case of any Lender that is a fund, to the trustee of such fund to support the fund's obligations to such trustee; provided, however, that no such pledge or assignment shall release such Lender from such Lender's obligations hereunder or under any other Credit Document.

              11.1.6 Further Assurances. The Company, its Subsidiaries and the Restricted Affiliates shall sign such documents and take such other actions from time to time reasonably requested by an Assignee to enable it to share in the benefits of the rights created by the Credit Documents.

              11.1.7 Credit Participants. Each Lender may, without the consent of the Company or the Agent, in compliance with applicable laws in connection with such participation, sell to one or more commercial banks, other financial institutions or funds in the business of making or purchasing loans similar to the Credit Obligations (each a "Credit Participant") participations in all or a portion of its interests, rights and obligations under this Agreement and the other Credit Documents (including all or a portion of its Commitment, the Loan and Letter of Credit Exposure owing to it and the Note held by it); provided, however, that:

              (a) such Lender's obligations under this Agreement shall remain unchanged;

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              (b)    such Lender shall remain solely responsible to the other
       parties hereto for the performance of such obligations;

              (c) the Credit Participant shall be entitled to the benefit of the cost protection provisions contained in Sections 3.2.4, 3.5 and 9, but shall not be entitled to receive any greater payment thereunder than the selling Lender would have been entitled to receive with respect to the interest so sold if such interest had not been sold; and

              (d) the Company, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and, under any agreements between such Lender and such Credit Participant, such Lender shall retain the sole right as one of the Lenders to vote (and to determine how to vote) with respect to the enforcement of the obligations of the Obligors relating to the Loan and Letter of Credit Exposure and the approval of any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications, consents or waivers described in clause (b)of the proviso to Section 15.1, with respect to which the Credit Participant may determine how to vote).

Each Obligor agrees, to the fullest extent permitted by applicable law, that any Credit Participant and any Lender purchasing a participation from another Lender pursuant to Section 10.5 may exercise all rights of payment (including the right of set-off), with respect to its participation as fully as if such Credit Participant or such Lender were the direct creditor of the Obligors and a Lender hereunder in the amount of such participation.

       11.2 Replacement of Lender. In the event that any Lender or, to the extent applicable, any Credit Participant (the "Affected Lender"):

              (a) fails to perform its obligations to fund any portion of the Loan or to issue any Letter of Credit on any Closing Date when required to do so by the terms of the Credit Documents, or fails to provide its portion of any LIBOR Pricing Option pursuant to Section 3.2.1 or on account of a Legal Requirement as contemplated by Section 3.2.5;

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

              (b) demands payment under the provisions of Section 3.5 in an amount materially in excess of the amounts with respect thereto demanded by the other Lenders; or

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

              (c) refuses to consent to a proposed amendment, modification, waiver or other action requiring consent of the holders of 100% of the Percentage Interests under Section 15.1 that is consented to by Lenders owning at least 80% of the Percentage Interests;

then, so long as no Event of Default exists, the Company shall have the right to seek a replacement lender which is reasonably satisfactory to the Agent (the "Replacement Lender"). The Replacement Lender shall purchase the interests of the Affected Lender in the Loan, Letters of Credit and its Commitment and shall assume the obligations of the Affected Lender hereunder and under the other Credit Documents upon execution by the Replacement Lender of an Assignment and Acceptance and the tender by it to the Affected Lender of a purchase price agreed between it and the Affected Lender (or, if they are unable to agree, a purchase price in the amount of the Affected Lender's Percentage Interest in the Loan and Letter of Credit Exposure, or appropriate credit support for contingent amounts included therein, and all other outstanding Credit Obligations then owed to the Affected Lender). No assignment fee pursuant to Section 11.1.1(u) shall be required in connection with such assignment. Such assignment by any Affected Lender who has performed its obligations hereunder shall be deemed an early termination of any LIBOR Pricing Option to the extent of such Affected Lender's portion thereof, and the Company will pay to such Affected Lender any resulting amounts due under Section 3.2.4. Upon consummation of such assignment, the Replacement Lender shall become party to this Agreement as a signatory hereto and shall have all the rights and obligations of the Affected Lender under this Agreement and the other Credit Documents with a Percentage Interest equal to the Percentage Interest of the Affected Lender, the Affected Lender shall be released from its obligations hereunder and under the other Credit Documents, and no further consent or action by any party shall be required. Upon the consummation of such assignment, the Company, the Agent and the Affected Lender shall make appropriate arrangements so that a new Note is issued to the Replacement Lender if it has acquired a portion of the Loan. The Company and the Guarantors shall sign such documents and take such other actions reasonably requested by the Replacement Lender to enable it to share in the benefits of the rights created by the Credit Documents. Until the consummation of an assignment in accordance with the foregoing provisions of this Section 11.3, the Company shall continue to pay to the Affected Lender any Credit Obligations as they become due and payable.

12. Confidentiality. Each Lender will make no disclosure of confidential information furnished to it by the Company, any of its Subsidiaries or any of the Restricted Affiliates unless such information shall have become public, except:

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

              (a) in connection with operations under or the enforcement of this Agreement or any other Credit Document to Persons who have a reasonable need to be furnished such confidential information and who agree to comply with the restrictions contained in this Section 12 with respect to such informa tion;

              (b) pursuant to any statutory or regulatory requirement or any mandatory court order, subpoena or other legal process;

              (c) to any parent or corporate Affiliate of such Lender or to any Credit Participant, proposed Credit Participant or proposed Assignee; provided, however, that any such Person shall agree to comply with the restrictions set forth in this Section 12 with respect to such information;

              (d) to its independent counsel, auditors and other professional advisors with an instruction to such Person to keep such information confidential; and

              (e) with the prior written consent of the Company, to any other Person.

13. Notices. Except as otherwise specified in this Agreement or any other Credit Document, any notice required to be given pursuant to this Agreement or any other Credit Document shall be given in writing. Any notice, consent, approval, demand or other communication in connection with this Agreement or any other Credit Document shall be deemed to be given if given in writing (including by telecopy) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address or (b) in the case of a letter, unless actual receipt of the notice is required by any Credit Document five days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

       If to the Company, any of its Subsidiaries or any of the Restricted Affiliates, to it at its address set forth in Exhibit 7.1 (as supplemented pursuant to Section 6.4.1), to the attention of the chief financial officer.

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

       If to any Lender or the Agent, to it at its address set forth on the signature pages of this Agreement or in the Register, with a copy to the Agent.

14.    Amendments, Consents, Waivers, etc.

       14.1 Lender Consents for Amendments. Except as otherwise set forth herein, the Agent may (and upon the written request of the Required Lenders the Agent shall) take or refrain from taking any action under this Agreement or any other Credit Document, including giving its written consent to any modification of or amendment to and waiving in writing compliance with any covenant or condition in this Agreement or any other Credit Document (other than a Hedge Agreement) or any Default or Event of Default, all of which actions shall be binding upon all of the Lenders; provided, however, that:

              (a) Except as provided below, without the written consent of the Lenders owning at least a majority of the Percentage Interests (disregarding the Percentage Interest of any Nonperforming Lender so long as such Lender is treated equally with the other Lenders with respect to any actions enumerated below), no written modification of, amendment to, consent with respect to, waiver of compliance with or waiver of a Default under, any of the Credit Documents (other than a Hedge Agreement) shall be made.

              (b) Without the written consent of such Lenders as own 100% of the Percentage Interests (disregarding the Percentage Interest of any Nonperforming Lender so long as such Lender is treated equally with the other Lenders with respect to any actions enumerated below):

                            (i) No release of all or substantially all of the Credit Security or release of the Company or any material Guarantor shall be made (in any event, without the written consent of the Lenders, the Agent may release particular items of Credit Security or particular Guarantors in dispositions permitted by Sections 6.10 or 6.18, as modified by amendments thereto approved by the Required Lenders, and may release all Credit Security pursuant to Section 15.1 upon payment in full of the Credit Obligations and termination of the Commitments).

                            (ii) No incurrence or existence of any Lien on all or substantially all of the Credit Security shall be permitted (other than Liens securing the Credit Obligations).

                            (iii) No alteration shall be made of the Lenders' rights of set-off contained in Section 8.2.4.

                            (iv)   No amendment to or modification of this
                     Section 14.1 or the definition of "Required Lenders" shall be made.

                     (c) Without the written consent of each Lender that is directly affected thereby, as well as such Lenders as own at least a majority of the Percentage Interests (disregarding the Percentage Interest of Nonperforming Lender so long as such Lender is treated equally with the other Lenders with respect to any actions enumerated below):

                            (i) No reduction shall be made in (A) the amount of principal of the Loan owing to such Lender or reimbursement obligations for payments made under Letters of Credit payable or participated to such Lender, (B) the interest rate on the portion of the Loan owing to such Lender or (C) the Letter of Credit fees or commitment fees owing to such Lender with respect to the credit facility provided herein (other than amendments and waivers approved by the Required Lenders that modify defined terms used in calculating the Applicable Margin or Consolidated Excess Cash Flow or that waive an increase in the Applicable Rate as a result of an Event of Default).

                            (ii) No change shall be made in the stated, scheduled time of payment of any portion of the Loan owing to such Lender or interest thereon or reimbursement of payments made under Letters of Credit or fees relating to any of the foregoing payable to such Lender and no waiver shall be made of any Default under Section 8.1.1 with respect to such Lender (other than amendments and waivers approved by the Required Lenders that modify defined terms used in calculating the Applicable Margin or Consolidated Excess Cash Flow).

                     (iii) No increase shall be made in the amount, or extension of the term, of the stated Commitments of such Lender beyond that provided for under Section 2.

              (d) Without the written consent of the Agent, no amendment or modification of any Credit Document shall affect the rights or duties of the Agent under the Credit Documents.

              (e) Without the written consent of a Letter of Credit Issuer, no amendment or modification of any Credit Document shall affect the rights or duties of such Letter of Credit Issuer under the Credit Documents.

              (f) Without the written consent of Lenders owning at least two-thirds of the Percentage Interests in a particular Tranche (disregarding the Percentage Interest of any Delinquent Lenders during the existence of a Delinquency Period so long as each such Delinquent Lender is treated the same as the other Lenders with respect to any actions enumerated below) voting as a separate class, no change may be made in the allocation of mandatory prepayments under Section 4.3 between the Acquisition Loan and the Revolving Loan.

       14.2 Course of Dealing; No Implied Waivers. No course of dealing between any Lender or the Agent, on one hand, and the Company or any other Obligor, on the other hand, shall operate as a waiver of any of the Lenders' or the Agent's rights under this Agreement or any other Credit Document or with respect to the Credit Obligations. In particular, no delay or omission on the part of any Lender or the Agent in exercising any right under this Agreement or any other Credit Document or with respect to the Credit Obligations shall operate as a waiver of such right or any other right hereunder or thereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver, consent or amendment with respect to this Agreement or any other Credit Document shall be binding unless it is in writing and signed by the Agent or the Required Lenders.

15.    General Provisions.

       15.1 Defeasance. When all Credit Obligations have been paid, performed and indefeasibly discharged in full, and if at the time no Lender continues to be committed to extend any credit to the Company hereunder or under any other Credit Document, this Agreement and the other Credit

Document, this Agreement and the other Credit Documents shall terminate and, at the Company's written request, the Credit Security shall revert to the Obligors and the right, title and interest of the Agent and the Lenders therein shall terminate. Thereupon, on the Obligors' demand and at their cost and expense, the Agent shall execute proper instruments, acknowledging satisfaction of and discharging this Agreement and the other Credit Documents, and shall redeliver to the Obligors any Credit Security then in its possession; provided, however, that Sections 3.2.4, 3.5, 9, 10.7.7, 10.10, 12 and 15 shall survive the termination of this Agreement. In addition, upon the closing of a Qualified Public Offering, the Agent shall release the Internet Entity and Internet Holdings as a Guarantor, Restricted Affiliate and party to this Agreement, and release all of its assets from the Credit Security as provided in Section 6.18; provided, however, that the Internet Entity shall continue to be party to the Guarantee and Security Agreement for the limited purpose of pledging its debt and equity interests in the Content Entity, which shall continue to be subject to the Credit Security as provided therein.

       15.2 No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Agreement and the other Credit Documents with counsel sophisticated in financing transactions. In the event an ambiguity or question of intent or interpretation arises, this Agreement and the other Credit Documents shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement and the other Credit Documents.

       15.3 Certain Obligor Acknowledgments. Each of the Company and the other Obligors acknowledges that:

              (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents;

              (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Obligors arising out of or in connection with this Agreement or any other Credit Document, and the relationship between the Agent and Lenders, on one hand, and the Obligors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

              (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby or thereby among the Obligors and the Lenders.

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

       15.4 Venue; Service of Process; Certain Waivers. Each of the Company, the other Obligors, the Agent and the Lenders:

              (a) Irrevocably submits to the nonexclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any other Credit Document or the subject matter hereof or thereof;

              (b) Waives to the extent not prohibited by applicable law that cannot be waived, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement or any other Credit Document, or the subject matter hereof or thereof, may not be enforced in or by such court;

              (c) Consents to service of process in any such proceeding in any manner at the time permitted by Chapter 223A of the General Laws of The Commonwealth of Massachusetts and agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 13 is reasonably calculated to give actual notice; and

              (d) Waives to the extent not prohibited by applicable law that cannot be waived any right it may have to claim or recover in any such proceeding any special, exemplary, punitive or consequential damages.

       15.5 WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE COMPANY, THE OTHER OBLIGORS, THE AGENT AND THE LENDERS WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY CREDIT OBLIGATION OR IN ANY WAY CONNECTED WITH THE DEALINGS OF

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

THE LENDERS, THE AGENT, THE COMPANY OR ANY OTHER OBLIGOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. Each of the Company and the other Obligors acknowledges that it has been informed by the Agent that the foregoing sentence constitutes a material inducement upon which each of the Lenders has relied and will rely in entering into this Agreement and any other Credit Document. Any Lender, the Agent, the Company or any other Obligor may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the Company, the other Obligors, the Agent and the Lenders to the waiver of their rights to trial by jury.

       15.6 Interpretation; Governing Law: etc. Time is (and shall be) of the essence in this Agreement and the other Credit Documents. All covenants, agreements, representations and warranties made in this Agreement or any other Credit Document or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by each Lender, notwithstanding any investigation made by any Lender on its behalf, and shall survive the execution and delivery to the Lenders hereof and thereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement and the other Credit Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous understandings and agreements, whether written or oral. This Agreement may be executed in any number of counterparts which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

               [The remainder of this page is intentionally blank]




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

       Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                                 TRAINING MEDIA OPERATING LLC

                                                 By
                                                    ---------------------------
                                                    Title:

                                                 CONTENT MEDIA CORP. (US)

                                                 By
                                                    ---------------------------
                                                    Title:

                                                 TRAINING MEDIA HOLDINGS LLC

                                                 By
                                                    ---------------------------
                                                    Title:

                                                 CONTENT MEDIA LLC

                                                 By
                                                    ---------------------------
                                                    Title:

                                                 WBT HOLDINGS LLC

                                                 By
                                                    ---------------------------
                                                    Title:

                                                 WBT OPERATING LLC

                                                 By
                                                    ---------------------------

                                                            1.1 Credit Agreement

                                                 FLEET NATIONAL BANK

                                                 By
                                                    ---------------------------
                                                    Title:

                                                    Fleet National Bank
                                                 Media & Communications Division
                                                 One Federal Street - 3rd Floor
                                                 Boston, Massachusetts 02110
                                                 Telecopy:    (617) 346-4345

                                                            1.1 Credit Agreement

                                                 DRESDNER BANK AG, NEW YORK
                                                 AND GRAND CAYMAN BRANCHES

                                                 By
                                                    ---------------------------
                                                    Title:

                                                 By
                                                    ---------------------------
                                                    Title:

                                                  Dresdner Bank AG. New York and
                                                  Grand Cayman Branches
                                                  75 Wall Street
                                                  New York, New York 10005
                                                  Telecopy: (212) 429-2374

                                                            1.1 Credit Agreement

                                                 CITY NATIONAL BANK

                                                 By
                                                    ---------------------------
                                                    Title:

                                                 City National Bank
                                                 400 N. Roxbury Drive, 3rd Floor
                                                 Beverly Hills, CA 90210
                                                 Telecopy:(310) 888-6152




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